UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material under §240.14a-12
Pzena Investment Management, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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320 PARK AVENUE | NEW YORK, NEW YORK 10022

April [XX], 2017
Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Pzena Investment Management, Inc. The meeting will be held at 10:00 a.m. local time on Tuesday, May 23, 2017 at our offices located at 320 Park Avenue, 8th Floor, New York, New York 10022.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describes the formal business to be transacted at the meeting. Our directors and executive officers will be present at the meeting to respond to questions from our stockholders.

All holders of record of the Company’s shares of common stock outstanding as of the close of business on March 31, 2017 will be entitled to vote at the Annual Meeting.

Please sign and return the enclosed proxy card promptly in the postage-paid envelope.

Sincerely,

Richard S. Pzena
Chairman
Chief Executive Officer
Co-Chief Investment Officer

Preliminary Proxy Statement
SUBJECT TO COMPLETION, DATED: MARCH 13, 2017

320 PARK AVENUE | NEW YORK, NEW YORK 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 23, 2017

Notice is hereby given that the Annual Meeting of Stockholders of Pzena Investment Management, Inc. will be held at 10:00 a.m. local time at our offices located at 320 Park Avenue, 8th Floor, New York, New York 10022, for the following purposes:

I.	Election of seven directors named in the accompanying proxy statement to our Board of Directors;

II.	Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for our Company for our fiscal year ended December 31, 2017;

III.	Advisory (non-binding) vote approving the compensation of our named executive officers;

IV.	Advisory (non-binding) vote on the frequency of the advisory vote approving the compensation of our named executive officers;

V.	Ratification of the amendment and restatement of the Pzena Investment Management, LLC Amended and Restated 2006 Equity Incentive Plan;

VI.	Ratification of the amendment and restatement of the Pzena Investment Management, Inc. 2007 Equity Incentive Plan;

VII.	Approval of the Second Amended and Restated Certificate of Incorporation; and

VIII.	Transaction of such other business as may properly come before the Annual Meeting and any and all adjournments and postponements of the Annual Meeting.

You must have owned shares of the Company’s common stock as of the close of business on March 31, 2017 in order to be entitled to receive notice of, and to vote on, all matters presented at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we ask you to please complete, sign and return the enclosed proxy card.

By order of the Board of Directors,

Joan F. Berger
Corporate Secretary
New York, New York
April [XX], 2017

i

ii

Preliminary Proxy Statement
SUBJECT TO COMPLETION, DATED: MARCH 13, 2017

PZENA INVESTMENT MANAGEMENT, INC.
320 Park Avenue
New York, New York 10022

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
to be held at 10:00 a.m. on May 23, 2017

In this Proxy Statement, “we,” “our,” “us” and "the Company" refer to Pzena Investment Management, Inc. and its consolidated subsidiaries, and “our operating company” refers to Pzena Investment Management, LLC.

THE ANNUAL MEETING

We are furnishing this Proxy Statement to the stockholders of Pzena Investment Management, Inc. as part of the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of Pzena Investment Management, Inc. (the "Annual Meeting"). The Chairman’s letter, the Notice of Annual Meeting of Stockholders, this Proxy Statement, the accompanying proxy card for holders of common stock and the accompanying Annual Report on Form 10-K for our fiscal year ended December 31, 2016, are first being mailed to stockholders on or about April [XX], 2017.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 23, 2017

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, are available at www.pzena.com/proxy.

Date, Time and Place

We will hold the Annual Meeting on Tuesday, May 23, 2017, at 10:00 a.m. local time, at our offices located at 320 Park Avenue, 8th Floor, New York, New York 10022.

Proposals to be Considered at the Annual Meeting

At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

I.	Election of seven directors named in this Proxy Statement to our Board of Directors;

II.	Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for our Company for our fiscal year ended December 31, 2017;

III.	Advisory (non-binding) vote approving the compensation of our named executive officers;

IV.	Advisory (non-binding) vote on the frequency of the advisory vote approving compensation of our named executive officers;

V.	Ratification of the amendment and restatement of the Pzena Investment Management, LLC Amended and Restated 2006 Equity Incentive Plan;

VI.	Ratification of the amendment and restatement of the Pzena Investment Management, Inc. 2007 Equity Incentive Plan;

VII.	Approval of the Second Amended and Restated Certificate of Incorporation; and

VIII.	Transaction of such other business as may properly come before the Annual Meeting and any and all adjournments and postponements of the Annual Meeting.

Who Can Vote

You are entitled to vote if you were a holder of record of the common stock of our Company as of the close of business on March 31, 2017 (the “Record Date”). Your shares can be voted at the meeting only if you are present or represented by a valid proxy card.

All holders of common stock as of the Record Date will be entitled to vote for the election of seven directors named in this Proxy Statement to be elected at the Annual Meeting, the ratification of our independent auditors, the advisory (non-binding) vote approving the compensation of our named executive officers, the advisory (non-binding) vote on the frequency of the advisory vote approving the compensation of our named executive officers, the ratification of the amendment and restatement of the Pzena Investment Management, LLC Amended and Restated 2006 Equity Incentive Plan, the ratification of the amendment and restatement of the Pzena Investment Management, Inc. 2007 Equity Incentive Plan, and the approval of the Second Amended and Restated Certificate of Incorporation. A list of the stockholders of record of the common stock of our Company as of the Record Date will be available for examination during ordinary business hours, for any purpose germane to the Annual Meeting, at our offices located at 320 Park Avenue, 8th Floor, New York, New York 10022, for a period of at least ten days before the Annual Meeting.

Shares Outstanding and Entitled to Vote; Quorum

As of the Record Date, there were [XXXXXXXXX] shares of Class A common stock outstanding and [XXXXXXXXXX] shares of Class B common stock outstanding. Each holder of Class A common stock as of the Record Date who is represented at the Annual Meeting shall be entitled to cast one vote for each share of Class A common stock held. Each holder of Class B common stock as of the Record Date who is represented at the Annual Meeting shall be entitled to cast five votes for each share of Class B common stock held. The holders of our Class A and Class B common stock, voting together, are entitled to elect the directors, ratify the appointment of the independent auditors, vote to approve the compensation of our named executive officers, vote on the frequency of the advisory vote approving compensation of our named executive officers, ratify the amendment and restatement of the Pzena Investment Management, LLC Amended and Restated 2006 Equity Incentive Plan, ratify the amendment and restatement of the Pzena Investment Management, Inc. 2007 Equity Incentive Plan and approve the Second Amended and Restated Certificate of Incorporation.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock will constitute a quorum for the transaction of business at the Annual Meeting.

Vote Required

If a quorum is present, a nominee for election to a position on the Board of Directors will be elected as a director if he receives a plurality of the votes cast at the Annual Meeting.

If a quorum is present, the ratification of PricewaterhouseCoopers LLP as our independent auditors for our fiscal year ending December 31, 2017, will require the vote of the holders of a majority of the total number of votes of the common stock represented at the meeting and entitled to vote.

The advisory vote on our executive compensation and the advisory vote on the frequency of the advisory vote on our executive compensation are advisory and non-binding. However, the Board of Directors will consider stockholders to have approved the compensation of our named executive officers if the number of votes cast "for" that proposal constitutes a majority of the total number of votes of the common stock represented at the meeting and entitled to vote. The Board of Directors will consider stockholders to have approved the frequency option for advisory votes on the compensation of our named executive officers that receives the most votes.

If a quorum is present, the ratification of the amendment and restatement of the Pzena Investment Management, LLC Amended and Restated 2006 Equity Incentive Plan will require the vote of the holders of a majority of the total number of votes of the common stock represented at the meeting and entitled to vote.

If a quorum is present, the ratification of the amendment and restatement of the Pzena Investment Management, Inc. 2007 Equity Incentive Plan will require the vote of the holders of a majority of the total number of votes of the common stock represented at the meeting and entitled to vote.

The approval of the Second Amended and Restated Certificate of Incorporation will require the affirmative vote of the holders of at least 66.67% of the voting power of the shares entitled to vote at an election of directors.

We have retained American Stock Transfer & Trust Company, the transfer agent for our Class A common stock, to tabulate the votes at the Annual Meeting.

Effect of Abstentions, Withheld Votes and Broker Non-Votes

Shares of stock represented by properly executed proxies that reflect abstentions, withheld votes and broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum. “Broker non-votes” are proxies received from brokers or other nominees for the beneficial owners of the shares in which the broker or nominee votes on some matters, for example, the proposal to ratify the appointment of our independent auditors, but not on others because it does not have discretionary authority to vote and has not received voting instructions from the beneficial owner of the shares. Withheld votes and broker non-votes will have no effect on the outcome of the vote on the election of directors.

Voting by Directors and Executive Officers

At the close of business on the Record Date, the Company’s executive officers and directors collectively control (directly or indirectly) the vote of the number of outstanding shares of common stock of our Company necessary to approve each of the proposals listed herein. Each of our executive officers and directors has indicated his or her present intention to vote, or cause to be voted, his or her shares of common stock for the election of the directors named herein, for the ratification of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2017, for the approval of the compensation of our named executive officers, for the ratification of the amendment and restatement of the Pzena Investment Management, LLC Amended and Restated 2006 Equity Incentive Plan, for the ratification of the amendment and restatement of the Pzena Investment Management, Inc. 2007 Equity Incentive Plan, and for the approval of the Second Amended and Restated Certificate of Incorporation. In addition, each of our executive officers and directors has indicated his or her present intention to vote, or cause to be voted, his or her shares of common stock for three years in the vote on the frequency of the advisory vote approving the compensation of our named executive officers. Accordingly, each of the foregoing are assured.

How You Can Vote

Registered Holders.  If you are a registered holder of shares of our common stock (i.e., your name is listed on our transfer agent’s books as being held directly by you), you may vote in person at the Annual Meeting. If you vote in person at the Annual Meeting, you will be asked to complete a ballot and submit it to the Chairman of the meeting.

If you are a registered holder, you may also vote by proxy at the Annual Meeting. To vote by proxy, simply mark your proxy card with respect to the proposals to be voted upon, date and sign it, and return it in the postage-paid envelope provided. All shares entitled to vote and represented by properly executed proxy cards that are received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards.

Registered holders will not be able to vote by telephone or via the Internet.

Beneficial Holders.  If you are not the holder of record of your shares (i.e., they are held in the name of a broker, bank or other nominee), you will receive a voting card from your broker, bank or other nominee (or an agent acting on behalf of such institution) that you must return to your broker, bank or other nominee or its agent in order for your shares to be voted. Your shares will then be voted by proxy by your broker, bank or other nominee. Alternatively, if you are not a holder of record of your shares, you will be entitled to vote electronically through the Internet or by telephone by following the instructions on the voting card that you receive from your broker, bank or other nominee (or an agent acting on behalf of such institution).

If your shares of common stock are held by a broker, bank or other nominee and you wish to vote those shares in person at the Annual Meeting, you must obtain from the nominee holding your shares a properly executed legal proxy, identifying you as a stockholder of our Company, authorizing you to act on behalf of the nominee at the Annual Meeting and specifying the number of shares with respect to which the authorization is granted.

Effect of Not Casting Your Vote

Registered Holders.  If you are a registered holder of shares of our common stock and you do not cast your vote, either in person or by proxy, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

Beneficial Holders.  If you are a beneficial holder whose shares are held in the name of a broker, bank or other nominee, it is critical that you cast your vote if you want it to count in the election of directors, in the advisory vote on the compensation of our named executive officers, in the advisory vote on the frequency of the advisory vote approving the compensation of our named executive officers, in the vote to ratify the amendment and restatement to the Pzena Investment Management, LLC Amended and Restated 2006 Equity Incentive Plan, in the vote to ratify the amendment and restatement to the Pzena Investment Management, Inc. 2007 Equity Incentive Plan, and in the vote to approve the Second Amended and Restated Certificate of Incorporation. Your bank or broker is not allowed to vote your uninstructed shares on these proposals on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the above matters, no votes will be cast on your behalf in respect of these matters.

Your bank or broker will, however, have discretion to vote any uninstructed shares on the ratification of the appointment of the independent auditors.

Voting of Proxies

Where a signed proxy card is returned, but no specific instructions are indicated, your shares will be voted FOR the election of all directors named in this Proxy Statement and each of the other proposals and, in the vote of the frequency of the advisory vote approving the compensation for our named executive officers, the option to have the vote every three years will be selected. Proxy cards marked as abstaining or withholding a vote will be treated as present for purposes of determining a quorum for the Annual Meeting, but will not be counted as a vote cast in respect of any matter as to which abstinence or withholding a vote is indicated.

Revocation of Proxy Card

If you vote by proxy card, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may do this by:

•
signing a written notice of revocation, dated later than the proxy card, and returning it to us, at 320 Park Avenue, 8th Floor, New York, New York 10022 (Attention: Corporate Secretary), prior to the Annual Meeting;

•	signing another proxy card with a later date and returning it to us, at 320 Park Avenue, 8th Floor, New York, New York 10022 (Attention: Corporate Secretary), prior to the Annual Meeting; or

•	attending the Annual Meeting in person and casting a ballot (although attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy card).

If you are a beneficial holder whose shares are held in the name of a broker, bank or other nominee, and you vote by the internet or by telephone, you may vote again at a later date, using the same procedure, in which case the later submitted vote will be recorded and the earlier vote revoked.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Class A common stock and Class B common stock by the following persons as of the March 9, 2017 (except as otherwise noted):

•	each of our named executive officers;

•	each of our directors;

•	all of our directors and executive officers as a group; and

•	each person or group of affiliated persons known to us to beneficially own more than 5% of our Class A common stock or Class B common stock.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). This information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock underlying options and warrants held by that person that are exercisable within 60 days of March 9, 2017 are considered to be outstanding. However, the numbers in the percent of combined voting power column do not give effect to any options or warrants held by the persons listed in the table. To our knowledge, except as indicated in the footnotes to this table and subject to community property laws, where applicable, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

The address for those individuals for which an address is not otherwise indicated is: c/o Pzena Investment Management, Inc., 320 Park Avenue, 8th Floor, New York, New York 10022.

	Class A Shares Beneficially Owned (1)			Class B Shares Beneficially Owned(1)			Percent of Combined Voting Power(1)
Name of Beneficial Owner	Number of Shares		Percent (2)	Number of Shares		Percent(3)
Richard S. Pzena	4,206	(4)	*	24,136,227	(5)	47.2	44.2
Jessica R. Doran	—		*	8,307	(5)(6)	*	*
Gary J. Bachman	44,484		*	26,239	(5)	*	*
John P. Goetz	—		—	5,501,755	(5)	10.8	10.1
William L. Lipsey	—		—	5,326,256	(5)	10.4	9.7
Michael D. Peterson	490,000	(7)	2.8	2,109,326	(5)	4.1	4.0
Steven M. Galbraith	121,210	(8)	*	—		—	*
Joel M. Greenblatt	118,375	(9)	*	247,708	(10)	*	*
Richard P. Meyerowich	124,544	(11)	*	—		—	*
Charles D. Johnston	56,207	(12)	*	—		—	*
All executive officers and directors as a group (10 persons)	959,026	(13)	5.5	37,355,818	(14)	73.0	68.6	(13)
A. Rama Krishna, c/o ARGA Investment Management, LP - 1010 Washington Blvd, Stamford, CT 06901	490,275	(15)	2.8	3,121,539	(16)	6.1	5.7
Punch & Associates Investment Management, Inc., 3601 West 76th Street, Suite 225, Edina, Minnesota 55435 (17)	1,481,762		8.5	—		—	*
Epoch Investment Partners, Inc., 399 Park Avenue, New York, NY 10022 (18)	1,035,928		6.0	—		—	*

*	Less than 1%

(1)
Each share of our Class A common stock is entitled to one vote per share and each share of our Class B common stock is entitled to five votes per share, for so long as the number of shares of our Class B common stock outstanding constitutes at least 20% of the total number of shares of our common stock outstanding.

(2)	Based on 17,365,024 shares of Class A common stock outstanding as of March 9, 2017.

(3)	Based on 51,164,689 shares of Class B common stock outstanding as of March 9, 2017.

(4)	Includes 4,100 shares of our Class A common stock held by Mr. Pzena's spouse. Mr. Pzena disclaims beneficial ownership of such interests.

(5)
Includes the number of shares of our Class B common stock listed below contributed to Pzena Investment Management, LP ("PIM LP") by the named executive officers below. On January 1, 2016, pursuant to the Amended and Restated Agreement of Limited Partnership ("LPA") of PIM LP, dated as of the same date, Messrs. Pzena, Bachman, Goetz, Lipsey and Peterson and Ms. Doran became limited partners of PIM LP and contributed to PIM LP all of their direct holdings of (i) Class B units of the operating company and (ii) Class B shares of the Company in order to receive a corresponding number of limited partnership interests in PIM LP. Pursuant to the LPA, whenever a Class B unit is issued to a limited partner of PIM LP, such limited partner will be deemed to immediately and automatically contribute such unit and related Class B share to PIM LP, and PIM LP will concurrently issue to such limited partner a corresponding limited partnership interest. Pursuant to the LPA, each limited partnership interest in PIM LP will be cancelled upon redemption by a limited partner of PIM LP for Class B units and related Class B shares subject to the terms of the LPA. The Company is the general partner of PIM LP.

Includes the number of shares of our Class B common stock listed below that are directly held by certain trusts established for estate planning purposes by the named executive officers below, as well as Class B common stock held by Mr. Pzena's spouse. In the case of certain trusts established by Mr. Pzena, Mr. Pzena may be deemed to beneficially own the shares directly held by these trusts because he may be considered to share dispositive power over securities held by these trusts, along with their respective trustees, pursuant to the terms of the applicable trust agreements. Each of the named executive officers listed below disclaims beneficial ownership of the number of shares of Class B common stock and the corresponding Class B units

(including the shares of Class A common stock underlying the Class B units) held by the applicable trusts, and in the case of Mr. Pzena, additionally those held by his spouse.

Name of Beneficial Owner	Number of Shares of Class B Common Stock Held by Trust(s)	Number of Share of Class B Common Stock Contributed to Pzena Investment Management, LP	Number of Shares of Class B Common Stock Otherwise Held Indirectly
Richard S. Pzena	6,258,600	17,835,228	42,399 (held by spouse)
John P. Goetz	708,970	4,792,785	—
William L. Lipsey	1,271,420	4,054,836	—
Michael D. Peterson	—	2,109,326	—
Gary J. Bachman	—	26,239	—
Jessica R. Doran	—	5,307	—

(6)	Includes options to purchase the number of Class B units set forth below opposite the named executive officer:

Named Executive Officer	Options to Acquire Class B Units
Jessica R. Doran	3,000
(7)    Includes 420,000 shares of Class A common stock held by trusts. Mr. Peterson disclaims beneficial ownership of 210,000 of such shares.

(8)
Includes 98,750 shares of Phantom Stock (inclusive of additional Phantom Stock issued in connection with dividend payments made thereon), each share of which is the economic equivalent of one share of our Class A common stock. The shares of Phantom Stock become payable in a single distribution of an equal number of shares of Class A common stock at such time as elected by each non-employee director at the time such deferral was elected pursuant to Section 3.4 of the Pzena Investment Management, Inc. Nonemployee Director Deferred Compensation Plan, or the Director Plan.

(9)
Includes 95,915 shares of Phantom Stock (inclusive of additional Phantom Stock issued in connection with dividend payments made thereon), each share of which is the economic equivalent of one share of our Class A common stock. The shares of Phantom Stock become payable in a single distribution of an equal number of shares of Class A common stock at such time as elected by each non-employee director at the time such deferral was elected pursuant to Section 3.4 of the Director Plan.

(10)
Includes 82,200 shares of Class B common stock held directly by family members of Mr. Greenblatt. Mr. Greenblatt disclaims beneficial ownership of all shares of Class B common stock directly held by his family members.

(11)
Includes 102,084 shares of Phantom Stock (inclusive of additional Phantom Stock issued in connection with dividend payments made thereon), each share of which is the economic equivalent of one share of our Class A common stock. The shares of Phantom Stock become payable in a single distribution of an equal number of shares of Class A common stock at such time as elected by each non-employee director at the time such deferral was elected pursuant to Section 3.4 of the Director Plan.

(12)
Includes 36,207 shares of Phantom Stock (inclusive of additional Phantom Stock issued in connection with dividend payments made thereon), each share of which is the economic equivalent of one share of our Class A common stock. The shares of Phantom Stock become payable in a single distribution of an equal number of shares of Class A common stock at such time as elected by each non-employee director at the time such deferral was elected pursuant to Section 3.4 of the Director Plan.

(13)	Includes an aggregate of 332,956 shares of Phantom Stock, the terms of which are described in footnotes 8, 9, 11 and 12 above.

(14)
Includes options to purchase an aggregate of 3,000 membership units in our operating company that are currently exercisable and which, upon exercise, will entitled the holders to purchase the same number of shares of our Class B common stock. As indicated in the foregoing footnotes, also includes shares of Class B common stock held by estate planning vehicles and family members of the executive officers and directors as to which certain beneficial ownership is disclaimed.

(15) The number of shares owned is based on information included in the Form 13G/A filed by A. Rama Krishna and Tomoko S. Krishna, with the SEC on March 3, 2017. According to the Form 13G/A, A. Rama Krishna and Tomoko S. Krishna are joint beneficial owners and have shared dispositive power over 490,275 shares of our Class A common stock, sole dispositive power over zero shares of our Class A common stock, shared voting power over 490,275 shares of our Class A common stock and sole voting power over zero shares of our Class A common stock.

(16)	Includes 625,500 shares of Class B common stock held by a trust.

(17)
The number of shares owned is based on information included in the Form 13G/A filed by Punch & Associates Investment Management, Inc. (“Punch & Associates”), with the SEC on February 3, 2017. According to the Form 13G/A, Punch & Associates has sole dispositive power over 1,481,762 shares of our Class A common stock, shared dispositive power over zero shares of our Class A common stock, sole voting power of over 1,481,762 shares of our Class A common stock and shared voting power over zero shares of our Class A common stock.

(18)
The number of shares owned is based on information included in the Form 13G/A filed by Epoch Investment Partners, Inc. (“Epoch”), with the SEC on February 8, 2017. According to the Form 13G/A, Epoch has sole dispositive power over 1,035,928 shares of our Class A common stock, shared dispositive power over zero shares of our Class A common stock, sole voting power of over 1,035,928 shares of our Class A common stock and shared voting power over zero shares of our Class A common stock.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, seven directors are to be elected to serve for a term of one year. The seven nominees for director are:

Richard S. Pzena
John P. Goetz
William L. Lipsey
Steven M. Galbraith
Joel M. Greenblatt
Richard P. Meyerowich
Charles D. Johnston

All of the nominees are currently members of our Board of Directors.

Our Board of Directors recommends that the stockholders vote FOR the election of the seven directors named above to our Board of Directors.

The persons named in the enclosed proxy card intend to vote for the election of the individuals named above unless the proxy card is marked to indicate a vote to withhold with respect to one or more individuals. Should any of the nominees become unable to serve when the election occurs, it is the intention of the person named in the enclosed proxy card to vote for the election of such other individuals as the Board of Directors recommends.

There is no cumulative voting for the election of directors.

Our Directors and Executive Officers

Our operating company is led by a committee, consisting of our Chief Executive Officer ("CEO"), Mr. Richard S. Pzena, each of our Presidents, Messrs. John P. Goetz and William L. Lipsey, our Executive Vice President, Mr. Michael D. Peterson, and our Chief Operating Officer ("COO"), Mr. Gary J. Bachman (the "Executive Committee").

The following table provides certain information relating to our directors and executive officers. (Ages are given as of the Record Date).

Name	Age	Position
Richard S. Pzena	58	Chairman, Chief Executive Officer, Co-Chief Investment Officer
John P. Goetz	59	President, Co-Chief Investment Officer, Director
William L. Lipsey	58	President, Head of Business Development and Client Service, Director
Michael D. Peterson	52	Executive Vice President
Jessica R. Doran	35	Chief Financial Officer
Gary J. Bachman	49	Chief Operating Officer
Steven M. Galbraith	54	Director
Joel M. Greenblatt	59	Director
Richard P. Meyerowich	74	Director
Charles D. Johnston	63	Director
Richard S. Pzena was appointed our Chairman, Chief Executive Officer and Co-Chief Investment Officer in May 2007. Prior to forming Pzena Investment Management, LLC in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. Mr. Pzena joined Sanford C. Bernstein & Company in 1986 as an oil industry analyst. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991. Prior to joining Sanford C. Bernstein & Company, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania in 1979 and 1980, respectively.
John P. Goetz was appointed our President, Co-Chief Investment Officer in June 2007, and became a member of our Board of Directors in May 2011. Mr. Goetz joined us in 1996 as Director of Research and has been Co-Chief Investment Officer since 2005. Previously, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, most recently as the Global

Business Manager for Amoco’s $1 billion polypropylene business, where he had bottom-line responsibility for operations and development worldwide. Prior positions at Amoco included strategic planning, joint venture investments and project financing in various oil and chemical businesses. Prior to joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College in 1979 and an M.B.A. from the Kellogg School at Northwestern University in 1982.
William L. Lipsey was appointed our President, and Head of Business Development and Client Service in June 2007, and became a member of our Board of Directors in May 2011. Before joining Pzena Investment Management in 1997, Mr. Lipsey was an Investment Advisory Consultant and a Senior Vice President at Oppenheimer & Company, Inc. Prior to joining Oppenheimer & Company, Inc., Mr. Lipsey’s career included positions at Morgan Stanley, Kidder Peabody and Hewitt Associates. At Morgan Stanley and Kidder Peabody, Mr. Lipsey managed assets for institutional and private clients. He earned a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1980 and an M.B.A. in Finance from the University of Chicago in 1986.
Michael D. Peterson was appointed Executive Vice President in February 2011. Prior to joining Pzena Investment Management in 1998, Mr. Peterson was an engagement manager at McKinsey & Company. At McKinsey & Company, he was a member of the Financial Institutions Group, as well as the Pricing Practice. Prior to joining McKinsey & Company, he was an Assistant Professor at the Indiana University School of Public and Environmental Affairs, where he taught operations research and operations management. He holds a PhD in Management (Operations Research) from the M.I.T. Sloan School of Management, where he was a National Science Foundation fellow from 1989 to 1992. Prior to that, he received an M.A. in Mathematics from the University of Cambridge in 1988 and an A.B. summa cum laude in Economics from Princeton University.
Jessica R. Doran was appointed to the position of Chief Financial Officer and Treasurer in July of 2016. Ms. Doran has spent over ten years with Pzena working across various functions including operations, internal audit and most recently as the Manager of Financial Reporting. Ms. Doran received her B.A. in Economics and Management from Gettysburg College in 2003 and an M.S. in Accounting from Fordham Graduate School of Business in 2014. Ms. Doran is a Certified Public Accountant.
Gary J. Bachman was appointed our Chief Operating Officer in July 2016. He previously served as our Chief Financial Officer from September 2012 through July 2016. Prior to joining Pzena Investment Management, Mr. Bachman served as Executive Director of the Investment Bank Finance Department at JP Morgan Chase, from 2008 to 2012. Previous to this, Mr. Bachman worked in the Strategic Transaction and Accounting Policy and External Reporting groups at Lehman Brothers, from 2000 to 2008. Mr. Bachman received his B.S. from Binghamton University in 1990 and an M.B.A. from Fordham University in 1998. Mr. Bachman is a Certified Public Accountant and a member of the Financial Accounting Standards Board Small Business Advisory Committee.
Steven M. Galbraith has been a member of our Board of Directors since October 2007. Mr. Galbraith is a managing member of Kindred Capital, a registered investment advisor managing private investment funds exclusively for qualified investors. Previously, he was a managing member of Herring Creek Capital, and a partner at Maverick Capital where he had portfolio and general management responsibilities. Prior to joining Maverick Capital in 2004, Mr. Galbraith served as Chief Investment Officer and Chief U.S. Investment Strategist at Morgan Stanley from June 2000 to December 2003. Before joining Morgan Stanley, he was a partner at Sanford Bernstein, where he was an analyst for the packaged foods sector and securities industry. Mr. Galbraith was also an employee of our operating company from June 1998 to March 1999. Mr. Galbraith was an Adjunct Professor at Columbia University Business School where he taught securities analysis. He served on the Board of Trustees of the National Constitution Center in Philadelphia and was an advisor to the Office of Financial Research, appointed by the U.S. Treasury. He serves on the Board of Trustees of Tufts University and is a member of the Board of Directors of the Success Academy Charter Schools and Narragansett Brewing Company. He received his B.A. summa cum laude from Tufts University, where he was elected to Phi Beta Kappa.
Joel M. Greenblatt has been a member of our Board of Directors since October 2007. Mr. Greenblatt has been a managing partner of Gotham Capital, a hedge fund that he founded, since 1985, and of Gotham Asset Management since 2002. Mr. Greenblatt is also the managing principal of Gotham Asset Management, LLC, a registered investment adviser (formerly known as Formula Investing, LLC). For the past fourteen years, he has been an Adjunct Professor at Columbia University Business School, where he teaches Value and Special Situation Investing. Mr. Greenblatt is the former chairman of the board of Alliant Techsystems, a NYSE-listed aerospace and defense company. He is the co-chairman of Success Academy Charter Schools, a charter school in New York City. He is the author of three books, You Can Be A Stock Market Genius (Simon & Schuster, 1997), The Little Book That Beats The Market (John Wiley & Sons, 2005), and The Big Secret for the Small Investor (John Wiley & Sons, 2011). Mr. Greenblatt earned a B.S. and an M.B.A. from the Wharton School of the University of Pennsylvania in 1979 and 1980, respectively.

Richard P. Meyerowich has been a member of our Board of Directors since October 2007. Mr. Meyerowich worked in the New York office of Deloitte & Touche LLP from 1966 to 2005, including as a Senior Partner from 1978 to 2005. Mr. Meyerowich headed the National Investment Management Practice for over ten years and served as lead partner on major investment management entities, including SEC-registered mutual funds, unit investment funds, hedge funds, investment partnerships, separate accounts of insurance companies and commodity pools. He served two terms on the Investment Companies Committee of the American Institute of Certified Public Accountants. From 2005 through 2009, he served as an external consultant for Deloitte & Touche on quality control and technical advice. In March 2011, Mr. Meyerowich became a member of the board of directors of AIG Property Casualty, a global property and casualty insurance subsidiary of American International Group, Inc. Mr. Meyerowich is also a member of the AIG Property Casualty audit committee. Mr. Meyerowich resigned from this position effective June 30, 2016. Mr. Meyerowich earned a B.S. in Economics from Wagner College in 1965. He is currently retired.

Charles D. Johnston became a member of our Board of Directors in February 2014. Mr. Johnston most recently served as vice chairman of Morgan Stanley Smith Barney from 2011 to 2012. From 2009 to 2011, he was president of Morgan Stanley Smith Barney. Mr. Johnston was president and chief executive officer of Smith Barney from 2004 to 2009. He served as a divisional director of Smith Barney from 1999-2003. Mr. Johnston is a past member of Morgan Stanley’s Operating and Management Committees, as well as Citigroup’s Management Committee, and is a regular speaker at industry events. In April 2015, Mr. Johnston became chairman of the board of directors of Bank Leumi USA. He is also a member of their Investment and Risk committees. Mr. Johnston earned a B.S. in Marketing and Finance in 1976 from Purdue University. Mr. Johnston retired in 2012.
There are no family relationships among any of our directors or executive officers.

Director Independence

For the year ended December 31, 2016, our Board of Directors determined that each of Messrs. Galbraith, Greenblatt, Johnston and Meyerowich is an “independent” director within the meaning of the applicable rules of the SEC and the New York Stock Exchange (the “NYSE”). The current members of our Board of Directors who are not independent are Messrs. Pzena, Goetz and Lipsey.

Although we qualify for the “controlled company” exemption from certain of the corporate governance rules of the NYSE (including the NYSE requirement that a majority of the board be comprised of independent directors), our corporate governance guidelines mandate that our Board of Directors shall be comprised of a majority of directors who qualify as independent directors under the corporate governance rules of the NYSE. In addition, pursuant to the charters of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, each director of these committees must be an independent director, as such term is defined in the corporate governance rules of the NYSE.

Under the NYSE corporate governance rules, a director is deemed independent if the director has no disqualifying relationship as defined in the NYSE corporate governance rules, and if the Board of Directors has affirmatively determined that the director has no material relationship with the Company, either directly or as a partner, stockholder, officer or employee of an organization that has a relationship with the Company.

All of the members of our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee are “independent directors,” as such term is defined in the rules of the NYSE. The members of our Audit Committee also satisfy the requirements for independence imposed upon audit committee members by Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the SEC.

Factors Involved In Selecting Directors

When considering whether the members of our Board of Directors have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively, in light of our business and structure, the Nominating and Corporate Governance Committee focused on the information described in each of the Board members’ biographical information set forth above. With regard to Mr. Pzena, the Nominating and Corporate Governance Committee considered his experience as founder and CEO of our Company and operating company, and his breadth of knowledge regarding all aspects of the business, including its strategies, operations, and markets, as well as his acute business judgment. With respect to Messrs. Goetz and Lipsey, the Nominating and Corporate Governance Committee considered their experience as founding Executive Committee members, their broad-based knowledge of the business, as well as their extensive industry knowledge. With regard to Messrs. Galbraith and Greenblatt, the Nominating and Corporate Governance Committee considered their extensive investment management experience and their professional standing in the industry. The Nominating and Corporate Governance Committee also considered Mr. Greenblatt's prior and current Board experiences and governance skills and Mr. Galbraith's designation as an audit committee financial expert. With regard to Mr. Meyerowich, the Nominating and Corporate Governance Committee considered his expertise and background in accounting matters, his leadership role at Deloitte & Touche LLP, as well as his designation as an audit committee financial expert. With respect to Mr. Johnston, the Nominating and Corporate Governance Committee considered his broad retail brokerage and wealth management experience, leadership roles, industry expertise, as well as his designation as an audit committee financial expert.
Board Leadership Structure

The Nominating and Corporate Governance Committee is responsible for reviewing the leadership structure of our Board of Directors, and additionally reviewing the performance of the Chairman of the Board and Chief Executive Officer.
Since the inception of our Company in October 2007, as permitted by our Company’s Corporate Governance Guidelines, the Chairman of the Board position has been held by Richard S. Pzena, the CEO of our Company and our operating company. The Nominating and Corporate Governance Committee has considered the issue of Mr. Pzena’s combined role, and approved the continuation of this structure for the following reasons:

•	The CEO is most familiar with the day to day operations of our Company and operating company.

•	The CEO is in the best position to bring matters before our Board of Directors and serve as its Chairman.

•	A combined CEO and Chairman role provides consistent leadership, stability and continuity for us.
The Board of Directors has additionally affirmed the combination of the CEO and Chairman roles for the reasons set forth above.
In accordance with our Corporate Governance guidelines, we have the option of alternating directors to lead executive sessions of the Board of Directors, or to select a lead independent director. To date, our independent directors have not named a lead independent director.

Board Risk Oversight Role

Our Board of Directors has delegated the role of risk oversight to its Audit Committee pursuant to the Audit Committee’s charter. Our Audit Committee continues to concentrate on determining the adequacy of our risk-management programs.
Our approach to risk management includes a variety of internal procedures, test protocols and examinations, including the following:

•	Sarbanes-Oxley annual testing and audit — covering internal controls and financial reporting;

•	Statement on Standards for Attestation Engagement No. 16 — covering operational risks;

•	Compliance policies and procedures, including annual risk-based testing;

•	Ongoing compliance monitoring and training; and

•	Disaster recovery procedures, including annual and quarterly testing.
Issues of note resulting from any of the above-enumerated risk management items are brought to the attention of the Audit Committee, when appropriate.
The Risk Management Committee of our operating company (the "Risk Management Committee") was established in 2010 to ensure ongoing coordination among the various risk management programs. The purpose of the Risk Management Committee, which is led by our internal auditor, and whose other members include department heads or their delegates, is to identify our business and operational risks and evaluate the effectiveness of all risk mitigation activities. The Risk Management Committee met seven times during 2016.

Meetings of the Board of Directors

The business and affairs of our Company are managed under the direction of our Board of Directors. Members of the Board of Directors are informed about our Company’s affairs through various reports and documents distributed to them, through operating and financial reports routinely presented at meetings of the Board of Directors and committee meetings by the Chairman and other officers, and through other means. In addition, directors of our Company discharge their duties throughout the year not only by attending Board of Directors’ meetings, but also through personal meetings and other communications, including telephone contact with the Chairman and others regarding matters of interest and concern to our Company.

A director is expected to spend the time and effort necessary to properly discharge his responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and the committees on which such director sits, and to review prior to the meetings material distributed in advance for each such meeting.

During our fiscal year ended December 31, 2016, our Company’s Board of Directors held five formal meetings and acted by unanimous written consent in lieu of a meeting on ten separate occasions. During our fiscal year ended December 31, 2016, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and any committees on which he served.

Board Committees

Although we qualify for the “controlled company” exemption from certain NYSE corporate governance rules, our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each consisting solely of independent directors, and our Board of Directors has adopted charters for its committees that comply with the NYSE and SEC rules relating to corporate governance matters.
Audit Committee
Our Audit Committee assists our Board of Directors in its oversight of the integrity of our consolidated financial statements, our independent registered public accounting firm’s qualifications and independence, and the performance of our independent registered public accounting firm.
Our Audit Committee’s responsibilities include, among others:

•
reviewing the audit plans and findings of our independent registered public accounting firm and our internal audit and risk review staff, as well as the results of regulatory examinations, if any, and tracking management’s corrective action plans, where necessary;

•
reviewing our financial statements, including any significant financial items and/or changes in accounting policies, and/or internal control, with our senior management and independent registered public accounting firm;

•	reviewing our financial risk and control procedures, compliance programs and significant tax, legal and regulatory matters; and

•
having the sole discretion to annually appoint our independent registered public accounting firm, evaluate its independence and performance, and set clear hiring policies for employees or former employees of the independent registered public accounting firm.

A copy of the charter of the Audit Committee is available on our website at www.pzena.com.
Messrs. Galbraith, Meyerowich and Johnston currently serve on the Audit Committee, and Mr. Meyerowich serves as its chair. Our Board of Directors has determined that each of Messrs. Meyerowich, Johnston and Galbraith are “audit committee financial experts” as such term is defined in the rules and regulations of the SEC.
The Audit Committee held five formal meetings and acted by unanimous written consent in lieu of a meeting on one occasion during our fiscal year ended December 31, 2016.
Compensation Committee
Our Compensation Committee assists our Board of Directors in the discharge of its responsibilities relating to the compensation of our executive officers.

Our Compensation Committee’s responsibilities include:

•	reviewing and approving, or making recommendations to our Board of Directors with respect to, the compensation of our executive officers;

•	overseeing and administering, and making recommendations to our Board of Directors with respect to, our cash and equity incentive plans; and

•	reviewing and making recommendations to the Board of Directors with respect to director compensation.
A copy of the charter of the Compensation Committee is available on our website at www.pzena.com.
Messrs. Galbraith, Greenblatt, Meyerowich and Johnston currently serve on the Compensation Committee and Mr. Galbraith serves as its chair.
The Compensation Committee held five formal meetings and acted by unanimous written consent in lieu of a meeting on three separate occasions during our fiscal year ended December 31, 2016.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee assists our Board of Directors by:

•	identifying and recommending to our Board of Directors individuals qualified to serve as our directors and on committees of the Board of Directors;

•	advising the Board of Directors on Board composition, procedures and committees;

•	initiating and overseeing governance policies such as our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and Code of Ethics for Senior Financial Officers; and

•	overseeing the evaluation of the Board of Directors and Company management.
A copy of the charter of the Nominating and Corporate Governance Committee is available on our website at www.pzena.com.
Messrs. Galbraith, Greenblatt, Meyerowich and Johnston currently serve on the Nominating and Corporate Governance Committee and Mr. Johnston currently serves as its chair.
The Nominating and Corporate Governance Committee held five formal meetings during our fiscal year ended December 31, 2016 and acted by unanimous written consent in lieu of a meeting on one occasion during that period.
We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our Chief Executive Officer and our Chief Financial Officer, and a Code of Ethics for Senior Financial Officers. Copies of the board committee charters, as well as our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and Code of Ethics for Senior Financial Officers, are available on our website at www.pzena.com. If we make any amendments to our Code of Business Conduct and Ethics or our Code of Ethics for Senior Financial Officers, other than technical, administrative or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of these codes to our Chief Executive Officer or Chief Financial Officer, we will disclose the nature of the amendment or waiver, its effective date, and to whom it applies on our website at www.pzena.com, or in a report on Form 8-K filed with the SEC.
In order to communicate any concerns with our non-management directors, interested parties should send comments to the attention of our Corporate Secretary, Joan F. Berger, at our primary offices located at 320 Park Avenue, 8th Floor, New York, New York 10022. All appropriate correspondence will be forwarded to our non-management directors.
Director Nominations

Our Corporate Governance Guidelines provide that, in selecting director nominees, the Nominating and Corporate Governance Committee shall consider at a minimum: (a) whether each such nominee has demonstrated, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company, and (b) the nominee’s reputation for honesty and ethical conduct in his or her personal and professional activities.

As part of its responsibility to identify and recommend director nominees, our Nominating and Corporate Governance Committee is guided by the diversity considerations set forth in its charter, which state that it shall look at a variety of attributes in selecting candidates for nomination to our Board of Directors, including experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, dedication, and lack of conflicts of interest. As part of its periodic self-assessment process, our Nominating and Corporate Governance Committee annually assesses the occupational and personal backgrounds of the members of our Board of Directors in order to determine if our Board of Directors, considered as a group, has a sufficient composite mix of experience, knowledge and abilities.

Pursuant to our by-laws, nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (b) by any stockholder of the Company (i) who is a stockholder of record on the date of the giving of the notice and on the record date for the determination of stockholders entitled to notice of, and to vote at, such meeting, and (ii) who complies with the following notice procedures.

For a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Corporate Secretary. To be timely, a stockholder’s notice to the Corporate Secretary must be delivered to, or mailed and received at, the principal executive offices of the Company (a) in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed, or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed, or public disclosure of the date of the special meeting was made, whichever first occurs.

To be in proper written form, a stockholder’s notice to the Corporate Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director, if elected. No person nominated for election by a stockholder shall be eligible for election as a director of the Company unless nominated in accordance with the above procedures. If the chairman of the stockholder meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

The Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Board of Directors believes that it is appropriate for us not to have such a policy in light of the right of stockholders under our by-laws to nominate director candidates directly, without any action or recommendation on the part of the Nominating and Corporate Governance Committee or the Board. Notwithstanding that our Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of director nominees submitted by stockholders, our Board of Directors has adopted a resolution pursuant to which it has directed the Nominating and Corporate Governance Committee to consider director nominees recommended by stockholders. Pursuant to this resolution, a stockholder who desires to recommend a director nominee should send a written statement to Pzena Investment Management, Inc., 320 Park Avenue, 8th Floor, New York, New York 10022 (Attention: Corporate Secretary), within the time frames set forth above with regard to director nominations by stockholders. The written statement should also include the information set forth above required to be included in director nominations by stockholders.

To date, no stockholder nominations for directors have been made nor have any stockholder recommendations for directors been received by the Nominating and Corporate Governance Committee.

Messrs. Pzena, Galbraith, Greenblatt and Meyerowich have served as directors of the Company since the initial public offering of our Class A common stock in October 2007. Messrs. Goetz and Lipsey were first elected directors in May 2011, and Mr. Johnston has served as a director of the Company since February 2014.

Communications with the Board

Any interested party wishing to communicate directly with the Board of Directors, non-management directors, or an individual director, may do so by writing to the Company’s Corporate Secretary, Pzena Investment Management, Inc., 320 Park Avenue, 8th Floor, New York, New York 10022, Attention: Board of Directors, non-management directors, or the name of the individual director, as applicable. Communications are distributed to the Board of Directors, or to any individual director or directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to its duties and responsibilities should be excluded, such as mass mailings, resumes, other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any non-management director upon request. Any concerns relating to accounting, internal controls or auditing matters will be brought to the attention of the Audit Committee.

Attendance at Annual Meetings by Board Members

The Corporate Governance Guidelines of our Company provide that directors are invited and encouraged to attend our Company’s annual meeting of stockholders and that a director who is unable to attend is expected to notify the Chairman. All directors attended our 2016 Annual Meeting of Stockholders.

Codes of Conduct

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our Chief Executive Officer and our Chief Financial Officer, and a Code of Ethics for Senior Financial Officers. Copies of the Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers, are available on our website at www.pzena.com.

Report of the Audit Committee

The information contained in this report shall not be deemed “soliciting material” or to be “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

The Audit Committee is appointed by the Board of Directors to assist our Board of Directors in its oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, and the performance of our independent registered public accounting firm. Management has primary responsibility for preparing the financial statements and financial reporting process. Our independent auditors for our fiscal year ended December 31, 2016, KPMG LLP, were responsible for expressing an opinion on the conformity of our audited consolidated financial statements and financial statement schedules to accounting principles generally accepted in the United States.

The Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed with management the audited consolidated financial statements of our Company for our fiscal year ended December 31, 2016.

2.
The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 16, entitled “Communications with Audit Committees” (“AS 16”), issued by the Public Company Accounting Oversight Board. AS 16 requires the auditor to communicate with the audit committee regarding certain matters related to the conduct of an audit and to obtain certain information from the audit committee relevant to the audit.

3.
The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence from our Company.

4.
Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of our Company be included in our Annual Report on Form 10-K for our fiscal year ended December 31, 2016, for filing with the Securities and Exchange Commission.

The Audit Committee has submitted this report to the Board of Directors.

Respectfully submitted:

Audit Committee

Richard P. Meyerowich, Chairman
Steven M. Galbraith
Charles D. Johnston

EXECUTIVE COMPENSATION

Compensation Committee Report

The information contained in this report shall not be deemed “soliciting material” or to be “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth below, and based upon such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted:

Compensation Committee

Steven M. Galbraith, Chairman
Joel M. Greenblatt
Richard P. Meyerowich
Charles D. Johnston

Compensation Discussion and Analysis

This section summarizes the principles underlying our policies relating to our executive officers’ compensation. It generally describes the manner and context in which compensation is earned by, and awarded to, our executive officers and provides perspective on the tables and narratives that follow.
Philosophy and Objectives of Our Executive Compensation Program
Our executive compensation is intended to produce the best possible long-term results for both our clients and shareholders. The primary means of alignment between executive officers and shareholder interests is evidenced by their significant direct and indirect ownership of Class B units of our operating company, which are exchangeable for our Class A common stock pursuant to the terms of our operating company’s amended and restated operating agreement. See “Related Party Transactions — Certain Agreements of Pzena Investment Management, Inc. and its Operating Company, Pzena Investment Management, LLC — Amended and Restated Operating Agreement of Pzena Investment Management, LLC — Exchange Rights.” This alignment is further enhanced by our annual compensation structure, which is designed to reward performance leading to excellent long-term results. Executive compensation has a base salary component and a bonus component. The bonus itself can be granted in the form of cash or various forms of equity participation, generally with respect to interests in our operating company. A portion of the bonus may be deferred pursuant to the Bonus Plan, which absent certain articulated exemptions, is dependent on continued employment with us. See “Equity Compensation Plan Information — Pzena Investment Management LLC Amended and Restated Bonus Plan” below for a description of the Bonus Plan.

It is intended that the magnitude of the bonus reflect the industry standards for executive responsibilities and the actual achievement of goals and objectives we have set. However, no fixed criteria or formula is used in determining the amount of a bonus. Rather, the Compensation Committee uses its discretion to make a determination of the effectiveness of the executive and the extent of the executive’s contributions to our success and, based on that determination, recommends bonus amounts to the full Board. The minimum bonus would generally entail compensation below industry norms and reflect poor performance on objectives, while the maximum bonus would reflect superior performance on objectives.
Consistent with this philosophy, 2016 compensation was established to reflect executive officer contributions to the following:

(i)	Development of new leaders to provide succession options for the Executive Committee and other managerial responsibilities.

(ii)	Management of the overall business in a manner consistent with shareholder interests, including:

•	Managing the cost structure to maintain a margin of profitability consistent with leading asset management firms and the overall investment environment; and

•	Enhancing our overall growth through developing global capabilities and introducing new initiatives and products consistent with clients’ interests.

(iii)	Setting an example for our employees in business behavior at an exceptional ethical level.

(iv)	Enhancing our reputation and asset gathering capability, with existing and future clients, through quality interaction and communication.
Our CEO/Co-Chief Investment Officer is responsible for all aspects of our operations. Specific goals were developed for each of the below executive officers.
For President/Co-Chief Investment Officer and Executive Vice President:

(i)	Lead the investment team in a manner to promote excellent long term investment performance via superior investment research.

(ii)	Maintain a team-oriented culture that develops and retains the best investment talent.
For President and Head of Business Development and Client Service:

(i)	Expand the business development team and exposure of the Pzena brand in the international marketplace.

(ii)
Lead the client team in a manner which promotes the Pzena brand in the broader institutional investment community and creates lasting client relationships, minimizes client attrition, and raises assets from new and existing clients.

(iii)	Continue to develop a retail mutual fund business to expand the reach of our products and to grow assets under management.
For Chief Financial Officer:

(i)	Oversee our financial reporting process to achieve accurate and effective financial statements.

(ii)	Enhance our controllership and financial functions through exemplary leadership.
In determining compensation for all executive officers, the Compensation Committee reviewed and considered each named executive officer's performance as measured against the goals described above and other qualitative criteria.
Principal Components of Executive Compensation
We have established compensation practices that directly link compensation with our performance, as described below. These practices apply to all of our professionals, including our named executive officers. Ultimately, ownership in our Company is the primary tool that we use to attract and retain professionals, including the named executive officers. As of December 31, 2016, our employee members held, directly or indirectly through their interests in PIM LP, approximately 58% of the ownership interests in our operating company, the substantial majority of which is held, directly or indirectly, by our executive officers, together with their estate planning vehicles.
We consider the following elements of compensation for our named executive officers:

(i)	cash compensation, consisting of a base salary;

(ii)	annual cash bonuses;

(iii)	mandatory deferred compensation;

(iv)	equity-based compensation and related distributions of earnings of our operating company; and

(v)	perquisites.
The Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between currently paid out and long-term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation. In order to attract and retain qualified personnel, compensation and benefits packages, including those of certain of our named executive officers, are reviewed against relevant industry and geographic peer groups, as compiled by McLagan Partners, a compensation specialist focusing on the asset management industry, but we do not benchmark against peer group data. The universe of companies in the McLagan Partners’ analysis includes approximately 150 publicly traded asset managers and asset management subsidiaries of larger financial services firms with which we compete, among others. To the extent applicable, the Compensation Committee reviews McLagan Partners’ data by position for the entire universe of companies on a summary basis, as well as data by position for certain subgroups on a summary basis, such as companies with assets under management and a geographic location similar to ours, rather than specific compensation data for individual competitors.

It is customary in the investment management industry to provide for base salaries and discretionary bonuses to be paid to executives upon whom we rely for our success. Cash compensation in the form of a fixed base salary and discretionary cash bonuses constitutes only a portion of the compensation that we pay our named executive officers.

(i)
Base Salary.  Consistent with industry practice, the base salaries for our named executive officers generally account for a relatively small portion of their overall compensation. Pursuant to their respective Executive Employment Agreements, as amended, and as further discussed below, Messrs. Pzena, Goetz and Lipsey are each entitled to receive a base salary which is determined annually by the Compensation Committee. For 2016, Messrs. Pzena, Goetz and Lipsey received a base salary at an annual rate of $365,200, $358,000, and $361,400, respectively, and each received a contribution of $22,500 by our Company to each of their respective 401(k) accounts.

For 2016, Mr. Peterson, Mr. Bachman, and Ms. Doran received a base salary at an annual rate of $349,800, $375,000, and $146,300 respectively, and a contribution of $22,500, $15,000, and $4,389, respectively by the Company to their 401(k) accounts.

(ii)
Bonuses.  As further discussed below under “Executive Employment Agreements,” each of Messrs. Pzena, Goetz and Lipsey may be paid an annual bonus as determined by the Compensation Committee. In 2016, the Compensation Committee reviewed the aforementioned objectives for the named executive officers, both by individual position, and as a group. Based on an analysis of the relevant objectives, the Compensation Committee determined that for 2016, Messrs. Goetz, Pzena and Lipsey would each receive a total bonus in the amount of $1,950,000, $1,600,000, and $1,800,000, respectively, which includes amounts deferred pursuant to the Bonus Plan as described below under "Mandatory Deferred Compensation" and individual elections to select equity based compensation as described below in "Equity Based Compensation and Distribution of Earnings of Our Operating Company", and in the case of Mr. Pzena, excludes certain non-reimbursable business expenses.

The Compensation Committee also determined that Mr. Peterson would receive a total bonus in the amount of $1,200,000, including amounts deferred pursuant to the Bonus Plan as described below under "Mandatory Deferred Compensation" and equity based compensation elections, and that Mr. Bachman would receive a total bonus in the amount of $372,500, including amounts deferred pursuant to the Bonus Plan as described below under "Mandatory Deferred Compensation" and an equity-based compensation election as described below in "Equity Based Compensation and Distribution of Earnings of Our Operating Company", and that Ms. Doran should received a cash bonus of $74,500.
Mr. Pzena’s total 2016 compensation was reduced by $84,481 for certain business expenses not reimbursable under our expense reimbursement policy. A portion of this amount reduced Mr. Pzena's total 2016 cash bonus.

(iii)
Mandatory Deferred Compensation.  The purpose of the Bonus Plan is to enable us to attract, retain, motivate and reward highly qualified individuals who provide services to us by, among other things: (a) providing for grants of bonus compensation; and (b) providing that a portion of the bonus awards made to certain highly compensated individuals, including the named executive officers, shall be deferred on a mandatory basis and shall vest, and become payable, over a four-year period. These amounts are reflected in the “Bonus” and "Unit Awards" columns, as applicable, of the “Summary Compensation Table” below.

(iv)
Equity Based Compensation and Distribution of Earnings of Our Operating Company.  We have awarded many of our employees, including our named executive officers, ownership interests in our operating company. Historically, a significant amount of remuneration that our CEO, two Presidents, and Executive Vice President received from us consisted of cash distributions in proportion to their respective ownership interests of our operating company. These four executive officers have substantial ownership interests in our operating company and chose to receive a portion of their bonus in additional equity based compensation at the end of 2016. They receive distributions in respect of their membership units in the same amount, and at the same time as distributions are made on all other membership units, including Class A units, which we believe creates an alignment of their interests with those of our Class A stockholders. The amounts of these distributions are not shown in the Summary Compensation Table below because they arise out of their ownership interest in our operating company.

At December 31, 2016, 2015 and 2014, our CEO, two Presidents and Executive Vice President and their related entities, owned approximately 54.1%, 55.3%, and 55.8%, respectively, of the economic interests in the operating company through their ownership of Class B units, either directly or indirectly through their interests in PIM LP.
The Pzena Investment Management, LLC Amended and Restated 2006 Equity Incentive Plan ("PIM LLC 2006 Equity Incentive Plan"), as amended, permits the granting of a variety of equity awards relating to membership units of our operating company, including membership units, options to purchase membership units, and other unit-based awards, all of which are subject to vesting provisions. In 2016, each of Messrs. Pzena, Lipsey, Peterson and Bachman elected to receive a portion of their cash bonus in the form of Delayed Exchange Class B units which were issued on January 1,

2017. These Delayed Exchange Class B units vest immediately upon the date of grant and receive dividends, however they cannot be exchanged for shares of the Company's Class A common stock until seven years after the date of grant. They also do not carry any rights associated with the tax receivable agreement. For more information regarding exchange rights and the tax receivable agreement see "Related Party Transactions — Certain Agreements of Pzena Investment Management, Inc. and its Operating Company, Pzena Investment Management, LLC — Amended and Restated Operating Agreement of Pzena Investment Management, LLC — Exchange Rights," and "Related Party Transactions — Certain Agreements of Pzena Investment Management, Inc. and its Operating Company, Pzena Investment Management, LLC — Tax Receivable Agreement." These awards are reflected in the “Unit Awards” column of the “Summary Compensation Table” below.
As conditions allow, we intend to continue to award equity-based awards under the PIM LLC 2006 Equity Incentive Plan and the Pzena Investment Management, Inc. 2007 Equity Incentive Plan as an incentive to encourage ownership.

(v)
Perquisites.  We offer each of our employees, including each of the named executive officers, our investment management services without charging any advisory fees typically associated with these services if they place their funds with us; see “Related Party Transactions — Certain Matters and Related Persons Transactions — Related Party Transactions.” This benefit is provided at no incremental cost to us.

Consideration of Prior Shareholder Advisory Vote on Executive Compensation
At our 2014 annual meeting of stockholders, our Class A shareholders approved, on an advisory basis, the compensation of our named executive officers. In light of this approval, our Compensation Committee did not take any compensation actions specifically in response to the executive compensation advisory vote.
As a result of the shareholder vote, on an advisory basis, on the frequency of the advisory vote on executive compensation, we will hold another advisory vote on executive compensation at this year's annual meeting of shareholders.

Executive Employment Agreements
On October 30, 2007 we entered into employment agreements with each of Messrs. Pzena, Goetz and Lipsey. Pursuant to the terms of the individual employment agreements, (i) Mr. Pzena serves as our Chief Executive Officer, Co-Chief Investment Officer; (ii) Mr. Goetz serves as our President, Co-Chief Investment Officer; and (iii) Mr. Lipsey serves as our President, and Head of Business Development and Client Service. Under the terms of the employment agreements, each of Messrs. Pzena, Goetz and Lipsey served for an initial term of three years, ending October 30, 2010, subject to automatic, successive one-year extensions thereafter unless either party gives the other 60 days prior notice that the term will not be extended. Since then, these agreements have been automatically extended for seven successive one-year extensions through October 30, 2017.
On November 1, 2012, we entered into amendments to the employment agreements with each of Messrs. Pzena, Goetz and Lipsey in order to eliminate “guaranteed payments” to these executive officers and be consistent with the philosophy and objectives of our executive compensation program, as outlined above. The “guaranteed payments” consisted of a base salary at the annual rate of $300,000, as well as a performance component not to exceed $2,700,000 for any single fiscal year. Under the employment agreements as amended, Messrs. Pzena, Goetz and Lipsey will each receive an annual base salary and any annual bonus amount solely determined by our Compensation Committee and subject to the provisions of our Bonus Plan. We have not entered into employment agreements with Ms. Doran and Messrs. Bachman or Peterson.
The following is a description of certain restrictive covenants by which our executive officers, as well as other employee members have agreed to be bound.
Non-Competition
Pursuant to the terms of the amended and restated operating agreement of Pzena Investment Management, LLC, all employee members of Pzena Investment Management, LLC, including Mr. Bachman and Ms. Doran, have agreed not to compete with us during the term of their employment with us. In addition, each of Messrs. Pzena, Goetz and Lipsey have agreed not to compete with us for a period of three years following the termination of his employment. Certain other employee members of Pzena Investment Management, LLC, including Mr. Peterson, have agreed not to compete with us for a period of up to six months following the termination of his or her employment if the employee member and his or her permitted transferees collectively hold at that time more than 1.0% of all the Class B units outstanding and continue to receive compensation during this non-competition period.
Non-Solicitation
Messrs. Pzena, Goetz and Lipsey have agreed not to solicit our clients or any other employees of Pzena Investment Management, LLC during the term of their employment and for three years thereafter. Other employee members of Pzena Investment Management, LLC, including Messrs. Peterson and Bachman and Ms. Doran, are subject to similar non-solicitation provisions during the term of their employment and 18 months thereafter.
Forfeiture of Class B Units and Related Awards
Pursuant to the operating agreement and the terms of individual award agreements, Class B members, including our named executive officers, are subject to various restrictive covenants, including but not limited to, non-solicitation and non-compete provisions, which if breached, may result in forfeiture of a number of their Class B unit-based awards.

If an employee member, (including our named executive officers) is terminated for cause, the employee member and any of his or her permitted transferees may forfeit all of his, her or their unvested Class B units, if any, and a number of vested Class B units collectively held by the employee member and his or her permitted transferees, in each case as of the date of the termination of his or her employment.

Executive Compensation
The following table sets forth certain summary information concerning compensation provided by Pzena Investment Management, LLC during the fiscal years ended December 31, 2016, 2015 and 2014 to our Chief Executive Officer, our Chief Financial Officer, our two Presidents, our Executive Vice President and our Chief Operating Officer (and former Chief Financial Officer) whom we refer to collectively as the named executive officers. The amounts set forth under the Stock and Unit Awards columns are calculated in accordance with the rules of the SEC and may not reflect actual amounts received by the named executive officer.
Summary Compensation Table

Name and Principal Position	Year	Salary($)(1)	Bonus($)(2)	Unit Awards($)(3)	All Other Compensation($)(4)	Total($)
Richard S. Pzena,	2016	$365,200	$515,753	$1,084,247	$22,500	$1,987,700
Chief Executive Officer,	2015	377,500	602,755	1,329,128	22,500	2,331,883
Co-Chief Investment Officer	2014	377,500	1,971,743	—	22,500	2,371,743
Jessica R. Doran,	2016	$146,300	$74,500	—	$4,389	$225,189
Chief Financial Officer(5)		—	—	—	—	$—
John P. Goetz,	2016	$358,000	$1,347,804	$602,196	$22,500	$2,330,500
President, Co-Chief	2015	377,500	1,579,000	521,000	22,500	2,500,000
Investment Officer	2014	377,500	2,000,000	—	22,500	2,400,000
William L. Lipsey,	2016	$361,400	$256,447	$1,543,553	$22,500	$2,183,900
President, Head of Business	2015	377,500	370,007	1,629,993	22,500	2,400,000
Development and Client Service	2014	377,500	2,000,000	—	22,500	2,400,000
Michael D. Peterson,	2016	$349,800	$781,690	$418,310	$22,500	$1,572,300
Executive Vice President	2015	377,500	1,400,002	399,998	22,500	2,200,000
	2014	377,500	1,200,002	399,998	22,500	2,000,000
Gary J. Bachman,	2016	$375,000	$322,502	$49,998	$15,000	$762,500
Chief Operating Officer	2015	350,000	260,001	144,991	15,000	769,992
Former Chief Financial Officer(6)	2014	325,000	182,500	—	17,521	525,021

(1)
Amounts represent payments of salary made to the named executive officers pursuant to their respective employment agreements, with the exceptions of Ms. Doran and Messrs. Peterson and Bachman with whom we have not entered into employment agreements.

(2)
Amounts represent discretionary bonuses paid to the named executive officers as further discussed above under “Compensation Discussion and Analysis — Principal Components of Executive Compensation — Bonuses.” Included in this amount is deferred compensation (as further outlined in the "2016 Non-Qualified Deferred Compensation" section below) associated with the Bonus Plan. The Bonus Plan, pursuant to which employees whose compensation is in excess of $600,000 per year are required to defer a portion of their compensation in excess of this amount. Deferred amounts contributed by named executive officers may be invested, at the employee’s discretion, in certain investment options, including Phantom Class B units and Phantom Delayed Exchange Class B units, as designated by the Compensation Committee of the Company's Board of Directors. Amounts shown includes the compensation deferred. Pursuant to the plan, each deferred amount vests as follows: (i) 25% on the first anniversary; (ii) 50% on the second anniversary; (iii) 75% on the third anniversary; and (iv) 100% on the fourth anniversary, provided that the named executive officer continues in service with us.

Amounts represented in the "Bonus" column for 2016 reflect 2016 bonuses paid in January 2017.
In 2016, Messrs. Goetz and Lipsey elected to receive $602,196 and $543,560, respectively, of their deferred compensation in the form of Phantom Delayed Exchange Class B units of the operating company which were granted on December 31, 2016 at $7.11 per unit and are reflected in the "Unit Awards" column.
In 2015, Mr. Lipsey elected to receive $629,996 of his deferred compensation in the form of Phantom Delayed Exchange Class B units of the operating company which were granted on December 31, 2015 at $5.12 per unit and are reflected in the "Unit Awards" column.

(3)
In December 2016, Messrs. Pzena, Lipsey, Peterson and Bachman elected to receive a portion of their cash bonus in the form of Delayed Exchange Class B units of the operating company at $7.11, which were issued on January 1, 2017. These units vest immediately upon the date of grant and receive dividends, however they cannot be exchanged for shares of the Company's Class A common stock until seven years after the date of grant. They also do not carry any rights associated with the tax receivable agreement. In 2016, Messrs. Goetz and Lipsey elected to receive all or a portion of their deferred compensation in the form of Phantom Delayed Exchange Class B units of the operating company which were granted on December 31, 2016.  These Phantom Delayed Exchange Class B units vest ratably over four years.  Upon vesting, each Phantom Delayed Exchange Class B unit becomes a Delayed Exchange Class B unit of the operating company, however they cannot be exchanged for shares of the Company’s Class A common stock until seven years after the date they vest. The Delayed Exchange Class B units do not carry rights associated with the tax receivable agreement.

In December 2015, the Compensation Committee elected to grant to each of the named executive officers Delayed Exchange Class B units of the operating company at $5.21. These units vest immediately upon the date of grant and receive dividends, however they cannot be exchanged for shares of the Company's Class A common stock until seven years after the date of grant. They also do not carry any rights associated with the tax receivable agreement. Mr. Bachman was also granted 10,570 Class B units of the operating company under the PIM LLC 2006 Equity Incentive Plan issued on

January 1, 2015 at $9.46. In December 2014, we granted Delayed Exchange Class B units of the operating company to Mr. Peterson. In 2015, Mr. Lipsey elected to receive $629,996 of his deferred compensation in the form of Phantom Delayed Exchange Class B units granted on December 31, 2015.  These Phantom Delayed Exchange Class B units vest ratably over four years.  Upon vesting, each Phantom Delayed Exchange Class B unit becomes a Delayed Exchange Class B unit of the operating company, however they cannot be exchanged for shares of the Company’s Class A common stock until seven years after the date they vest. The Delayed Exchange Class B units do not carry rights associated with the tax receivable agreement. For a discussion of the assumptions utilized in calculating grant date fair value, see Note 3 to our audited consolidated financial statements in our Annual Report on Form 10-K for our fiscal year ended December 31, 2016.

(4)
Amounts reflected represent 401(k) contributions. Amounts contributed in 2016, 2015 and 2014 were $22,500 for Messrs. Pzena, Goetz, Lipsey and Peterson. In 2016, Ms Doran received $4,389. Mr. Bachman received $15,000 in 2016 and 2015 and $17,521 in 2014.

(5)	Ms. Doran became our Chief Financial Officer on July 1, 2016. She previously served as Manager of Financial Reporting.

(6)	Mr. Bachman ceased to serve as our Chief Financial Officer and became our Chief Operating Officer on July 1, 2016.
2016 Grants of Plan-Based Awards
The following table sets forth information concerning stock grants and unit-based awards made in 2016 to our named executive officers.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock or Unit Awards ($)
Richard S. Pzena	January 1, 2017	152,496(1)	$ 1,084,247(2)
William L. Lipsey	January 1, 2017	140,646(1)	999,993(2)
Michael D. Peterson	January 1, 2017	58,834(1)	418,310(2)
Gary J. Bachman	January 1, 2017	7,032(1)	49,998(2)

(1)
Represents Delayed Exchange Class B units of the operating company awarded under the PIM LLC 2006 Equity Incentive Plan on January 1, 2017 in respect of 2016 bonus compensation. These units vest immediately upon the date of grant and have the right to receive dividend payments, however they cannot be exchanged for shares of the Company's Class A common stock until seven years after the date of grant, and they do not carry rights associated with the tax receivable agreement. Although the units were granted pursuant to the PIM LLC 2006 Equity Incentive Plan, we do not consider these awards to have been made pursuant to an “equity incentive plan,” as such term is defined in the rules of the SEC, since vesting of the units is not tied to our stock’s performance.

(2)
Amounts reflected represent the fair value of stock grants and unit-based awards, on the date of grant, calculated in accordance with the Stock Compensation Topic of the FASB ASC. For a discussion of the assumptions utilized, see Note 3 to our consolidated financial statements beginning on page F-13 of our Annual Report on Form 10-K for our fiscal year ended December 31, 2016.

We do not include in this table Phantom Delayed Exchange Class B units issued to Messrs. Goetz and Lipsey in connection with their 2016 mandatory deferral of a portion of their compensation, pursuant to the Bonus Plan. However, the information related to the issuance of these Phantom Delayed Exchange Class B units is included under the "Unit Awards" column of the "Summary Compensation Table" above and in the "2016 Non-Qualified Deferred Compensation" chart below.

Outstanding Equity Awards at 2016 Fiscal Year-End
The following table sets forth information relating to unexercised options, and unvested stock, units, and unit based awards, held by any named executive officer as of December 31, 2016.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Jessica R. Doran	December 21, 2009	3,000	—	$8.00	December 21, 2019	—		—
John P. Goetz	December 31, 2016	—	—	—	—	84,697	(2)	$940,984	(3)
William L. Lipsey	December 31, 2016	—	—	—	—	76,450	(2)	$849,360	(3)
	December 31, 2015	—	—	—	—	92,284	(2)(4)	1,025,275	(3)
Michael D. Peterson	December 20, 2012	—	—	—	—	467,533	(5)	$5,194,292	(6)
	December 19, 2013	—	—	—	—	82,355	(7)	914,964	(6)
	December 31, 2013	—	—	—	—	5,739	(8)(9)	63,760
Gary J. Bachman	January 1, 2015	—	—	—	—	7,928	(10)	$88,080

(1)
Based on the NYSE closing price of $11.11 for our Class A common stock on December 30, 2016. The fair value of Class B units of the operating company is determined by reference to the closing price of our Class A common stock, since Class B units are exchangeable for shares of our Class A common stock on a one-for-one basis.

(2)
Represents Phantom Delayed Exchange Class B units issued in connection with the named executive officer’s mandatory deferral of his restricted amount pursuant to the Bonus Plan. These Phantom Delayed Exchange Class B units vest ratably over four years. Upon vesting, each Phantom Delayed Exchange Class B unit becomes a Delayed Exchange Class B unit of the operating company, however they cannot be exchanged for shares of the Company’s Class A common stock until seven years after the date they vest.  The Delayed Exchange Class B units do not carry rights associated with the tax receivable agreement.

(3)
The market value of these Phantom Delayed Exchange Class B units, which cannot be exchanged for shares of the Company’s Class A common stock until seven years after the vesting date, and do not carry rights associated with the tax receivable agreement, does not reflect the discount that would be applied to such phantom delayed exchange units as a result of these limitations.

(4)	As of December 31, 2016, a total of 30,762 Phantom Delayed Exchange Class B units vested and became Delayed Exchange Class B units.

(5)
Represents Phantom Class B units of our operating company awarded under the PIM LLC 2006 Equity Incentive Plan. On December 20, 2012, a total of 779,221 Phantom Class B units were granted, which vest ratably over ten years and upon vesting become Class B units of our operating company. The vesting of these Phantom Class B units are subject to continued employment with us, and are not entitled to receive dividends or dividend equivalents until vested. As of December 31, 2016, a total of 311,688 Phantom Class B units have vested.

(6)
The market value of these Phantom Class B units, which are not entitled to receive dividends or dividend equivalents until vested, does not reflect the discount that would be applied to such phantom units, as they are not entitled to receive dividends.

(7)
Represents Phantom Class B units of our operating company awarded under the PIM LLC 2006 Equity Incentive Plan. On December 19, 2013, a total of 117,647 Phantom Class B units were granted, which vest ratably over ten years and upon vesting become Class B units of our operating company. The vesting of these Phantom Class B units are subject to continued employment with us, and are not entitled to receive dividends or dividend equivalents until vested. As of December 31, 2016, a total of 35,292 Phantom Class B units have vested.

(8)
Represents Phantom Class B units issued in connection with the named executive officer’s mandatory deferral of his restricted amount pursuant to the Bonus Plan. These Phantom Class B units vest ratably over four years. Upon vesting, each Phantom Class B unit becomes a Class B unit of the operating company.

(9)	On December 31, 2013, 22,959 Phantom Class B units were issued. As of December 31, 2016, a total of 17,220 Phantom Class B units have vested.

(10)
Mr. Bachman was granted 10,570 Class B units of the operating company under the PIM LLC 2006 Equity Incentive Plan issued on January 1, 2015. These Class B units vest ratably over four years. As of December 31, 2016, a total of 2,642 Class B units vested.

2016 Option Exercises And Stock And Units Vested
The following table sets forth information relating to options exercised and stock and units vested during 2016.

	Option Awards				Stock and Unit Awards
Name	Number of shares acquired on exercise (#)		Value realized on exercise ($)		Number of Shares or Units Acquired on Vesting (#)		Value Realized on Vesting ($)
Richard S. Pzena	—		—		152,496	(1)	$ 1,084,247 (2)
John P. Goetz	200,000	(3)	$1,342,000	(4)	—	—	—
William L. Lipsey	—		—		140,646	(1)	$ 999,993 (2)
					30,762	(5)	218,718 (6)
Michael D. Peterson	—		—		17,128	(7)	$ 190,292 (8)
	—		—		5,740	(9)	63,771 (8)
	—		—		77,922	(10)	866,493(11)
	—		—		11,764	(12)	130,227 (13)
	—		—		58,834	(1)	418,310 (2)
Gary J. Bachman	—		—		7,032	(1)	$ 49,998 (2)

(1)
Represents Delayed Exchange Class B units of our operating company awarded under the PIM LLC 2006 Equity Incentive Plan. These Delayed Exchange Class B units were granted on January 1, 2017 in respect of 2016 bonuses and vested immediately upon grant. These Delayed Exchange Class B units have the right to receive dividend payments when granted, however, they cannot be exchanged for shares of the Company's Class A common stock until seven years after the date of grant, and do not carry rights associated with the tax receivable agreement.

(2)
Based on the a price of $7.11 per unit on December 31, 2016. The value realized on vesting for Delayed Exchange Class B units of the operating company is determined by reference to the closing price of our Class A common stock on the vesting date since Class B units are exchangeable for shares of our Class A common stock on a one-for-one basis net of the effects of the seven-year liquidity limitation and tax receivable agreement benefit exclusion.

(3)
Represents options exercised on December 13, 2016 to purchase Class B units of the Pzena Investment Management, LLC ("Pzena, LLC") that were awarded on December 31, 2008 at an exercise price of $4.22 per unit.

(4)
Based on the closing price of our Class A common stock of $10.93 per share on December 13, 2016, the date of which the options were exercised. The value realized on vesting for Class B units of the operating company is determined by reference to the closing price of our Class A common stock since Class B units are exchangeable for shares of our Class A common stock on a one-for-one basis.

(5)
Represents the first installment of Phantom Delayed Exchange Class B units that vested on December 31, 2016 and became Delayed Exchange Class B units of our operating company.  These Delayed Exchange Class B units have the right to receive dividend payments when issued, however, they cannot be exchanged for shares of the Company's Class A common stock until seven years after the date of issuance, and do not carry rights associated with the tax receivable agreement. The underlying grant of 123,046 Phantom Delayed Exchange Class B units of our operating company were issued on December 31, 2015 in connection with the named executive officer’s mandatory deferral of his restricted amount for 2016 pursuant to the Bonus Plan.

(6)
Based on the price of $7.11 per unit on December 31, 2016. The value realized on vesting for Delayed Exchange Class B units of the operating company is determined by reference to the closing price of our Class A common stock on the vesting date since Class B units are exchangeable for shares of our Class A common stock on a one-for-one basis net of the effects of the seven-year liquidity limitation and tax receivable agreement benefit exclusion.

(7)
Represents Phantom Class B units that vested on December 31, 2016 and became Class B units of our operating company. The Phantom Class B units were issued in connection with the named executive officer’s mandatory deferral of his restricted amount for 2012, pursuant to the Bonus Plan.

(8)
Based on the closing price of our Class A common stock of $11.11 per share on December 30, 2016, the last available closing price prior to vesting. The value realized on vesting for Class B units of the operating company is determined by reference to the closing price of our Class A common stock since Class B units are exchangeable for shares of our Class A common stock on a one-for-one basis.

(9)
Represents Phantom Class B units that vested on December 31, 2016 and became Class B units of our operating company. The Phantom Class B units were issued in connection with the named executive officer’s mandatory deferral of his restricted amount for 2013, pursuant to the Bonus Plan.

(10)
Represents the fourth installment of Phantom Class B units that vested on December 20, 2016 and became Class B units of the operating company. The underlying grant of 779,221 Phantom Class B units of our operating company awarded under the PIM LLC 2006 Equity Incentive Plan on December 20, 2012 vests ratably over ten years.

(11)
Based on the closing price of our Class A common stock of $11.12 per share on December 20, 2016. The value realized on vesting for Class B units of the operating company is determined by reference to the closing price of our Class A common stock since Class B units are exchangeable for shares of our Class A common stock on a one-for-one basis.

(12)
Represents the third installment of Phantom Class B units that vested on December 19, 2016 and became Class B units of the operating company. The underlying grant of 117,647 Phantom Class B units of our operating company awarded under the PIM LLC 2006 Equity Incentive Plan on December 19, 2013 vests ratably over ten years.

(13)
Based on the closing price of our Class A common stock of $11.07 per share on December 19, 2016. The value realized on vesting for Class B units of the operating company is determined by reference to the closing price of our Class A common stock since Class B units are exchangeable for shares of our Class A common stock on a one-for-one basis.

2016 Non-Qualified Deferred Compensation
The following table sets forth information relating to non tax-qualified deferral of compensation by the named executive officers for the year ended December 31, 2016.

Name	Executive Contributions for Year Ended December 31, 2016 ($)(1)		Aggregate Earnings for Year Ended December 31, 2016 ($)(2)	Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at Year Ended December 31, 2016 ($)(3)
Richard S. Pzena	$431,299	(4)	$333,995	$678,264		$1,495,040
John P. Goetz	602,200	(5)	204,055	580,851		1,619,967	(6)
William L. Lipsey	543,560	(5)	363,069	811,958	(7)	1,667,215	(6)
Michael D. Peterson	298,920	(4)	173,383	562,350	(8)	1,076,253	(6)
Gary J. Bachman	40,625	(4)	5,198	5,674		57,649

(1)
On January 1, 2007, we instituted the Bonus Plan, pursuant to which employees who earn in excess of $600,000 per year in compensation are required to defer a portion of their compensation in excess of this amount. Deferred amounts contributed by named executive officers may be invested, at the employee's discretion, in certain investment options as designated by the Compensation Committee of the Company's Board of Directors. The amounts in this column reflect the deferred portion of our named executive officer’s compensation.

(2)	Amounts reflect earnings on the total value of non-qualified deferred compensation.

(3)	Includes amounts contributed in previous years, plus or less any gains or losses experienced on such previous contributions, less any withdrawals and distributions.

(4)	All amounts reported are included in the “Bonus” column for 2016 of the "Summary Compensation Table" above.

(5)
Includes amount of deferred compensation Messrs. Goetz and Lipsey elected to receive in the form of Phantom Delayed Exchange Class B units which is reported in the "Unit Awards" column under the "Summary Compensation Table" above; the remainder of the amount is in the "Bonus" column under the "Summary Compensation Table" above.

(6)
Includes the value of the Phantom Class B units and the Phantom Delayed Exchange Class B units included in the “Market Value of Shares or Units of Stock That Have Not Vested” column of the “Outstanding Equity Awards at 2016 Fiscal Year-End” table above issued in connection with the named executive officer’s mandatory deferral of his restricted amount pursuant to the Bonus Plan and dividend equivalents associated therewith.

(7)
Includes the value of Phantom Delayed Exchange Class B Units that vested on December 31, 2016 included in the "Value Realized on Vesting" column of the "2016 Option Exercises and Stock and Units Vested" table above and dividend equivalents associated therewith.

(8)
Includes the value of Phantom Class B units that vested on December 31, 2016 included in the “Value Realized on Vesting” column of the “2016 Option Exercises And Stock And Units Vested” table above and dividend equivalents associated therewith.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors is responsible for determining executive officer compensation. The Compensation Committee, consisting of Messrs. Galbraith, Greenblatt, Meyerowich and Johnston, is comprised entirely of independent directors, as defined in the NYSE rules. Members of the Compensation Committee additionally qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act, and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. In 2016, Mr. Greenblatt and his related entities received an aggregate payment in the amount of approximately $543,929 pursuant to the terms of the tax receivable agreement. See “Related Party Transactions — Certain Agreements of Pzena Investment Management, Inc. and its Operating Company, Pzena Investment Management, LLC — Tax Receivable Agreement.”
2016 Non-Employee Director Compensation
The following table sets forth information concerning non-employee director compensation for the year ended December 31, 2016. It is our policy not to pay director compensation to directors who are also our employees. Where applicable, non-employee directors were also reimbursed for reasonable travel and related expenses.
Beginning in 2016, at the recommendation of the Compensation Committee, all non-employee directors received an annual retainer of $85,000 for their service on our Board of Directors. In addition to the annual retainer payment for service on our Board of Directors, the chairman of the Audit Committee receives an additional $10,000 in compensation, and each of the chairmen of the Compensation and Nominating and Corporate Governance Committees receives an additional $5,000.

Pursuant to the Pzena Investment Management, Inc. Nonemployee Director Deferred Compensation Plan, described below, each non-employee director was given the option to defer either all or a portion of his 2016 compensation in the form of deferred stock units, or “Phantom Stock.” With respect to any non-deferred portion of the compensation, each non-employee director was given the option to receive either 100% in cash, 100% in shares of our Class A common stock, or 50% payable in cash and 50% in shares of our Class A common stock. In 2016, all non-employee directors elected to receive their 2016 compensation in deferred stock units.

Name	Stock Awards ($)(1)		Total ($)
Steven M. Galbraith	$90,000	(2)	$90,000
Joel M. Greenblatt	85,000	(3)	85,000
Richard P. Meyerowich	95,000	(4)	95,000
Charles D. Johnston	90,000	(5)	90,000

(1)
These deferred stock units were valued at $8.60 each, the closing price of our Class A common stock on December 31, 2015. Each deferred stock unit is the economic equivalent of one share of our Class A common stock. The shares of Phantom Stock become payable in a single distribution in the form of shares of our Class A common stock, at such time as elected by the non-employee director when the deferral was made.

(2)
On January 1, 2016, Mr. Galbraith, a non-employee director and chairman of the Compensation Committee, was awarded 10,465 deferred stock units in connection with his 2016 compensation. As of December 31, 2016, Mr. Galbraith held 87,884 deferred stock units.

(3)
On January 1, 2016, Mr. Greenblatt, a non-employee director was awarded 9,883 deferred stock units in connection with his 2016 compensation. As of December 31, 2016, Mr. Greenblatt held 85,579 deferred stock units.

(4)
On January 1, 2016, Mr. Meyerowich, a non-employee director and chairman of the Audit Committee, was awarded 11,046 deferred stock units in connection with his 2016 compensation. As of December 31, 2016, Mr. Meyerowich held 90,675 deferred stock units.

(5)
On January 1, 2016, Mr. Charles Johnston, a non-employee director and chairman of the Nominating and Corporate Governance Committee was awarded 10,465 deferred stock units in connection with his 2016 compensation. As of December 31, 2016, Mr. Johnston held 27,092 deferred stock units.

EQUITY COMPENSATION PLAN INFORMATION
Equity Compensation Plan Information
The table below sets forth certain information as of December 31, 2016 the last day of the fiscal year, for: (i) all equity compensation plans previously approved by our stockholders; and (ii) all equity compensation plans not previously approved by our stockholders.

Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved By Security Holders:
Pzena Investment Management, LLC 2006 Equity Incentive Plan (1)	998,722	$9.61	8,421,828	(2)
Pzena Investment Management, Inc. 2007 Equity Incentive Plan	3,705,000	12.05	2,401,679
Pzena Investment Management, LLC Amended and Restated Bonus Plan	—	—	8,421,828	(3)
Equity Compensation Plans Not Approved By Security Holders (4)	—	—	—
Total	4,703,722	11.53	10,823,507
(1) The December 2, 2014 amendment to the PIM LLC 2006 Equity Incentive Plan was approved by our shareholders at our May 14, 2015 Annual Meeting of Stockholders.
(2) Represents the total number of remaining securities, as of December 31, 2016, which may be granted under the PIM LLC 2006 Equity Incentive Plan and the Bonus Plan.
(3) Securities subject to the provisions of the Bonus Plan are issued under, and in accordance with, the terms of the PIM LLC 2006 Equity Incentive Plan. The December 2, 2014 amendment to the Bonus Plan was approved by our shareholders at our May 14, 2015 Annual Meeting of Stockholders.
(4) All equity compensation plans have been approved by security holders.

Pzena Investment Management LLC Amended and Restated 2006 Equity Incentive Plan
The following is a description of the material terms of PIM LLC 2006 Equity Incentive Plan which is a source of equity-based awards to our employees, consultants and other service providers of incentive Class B unit options (within the meaning of Section 422 of the Internal Revenue Code), non-qualified Class B unit options, restricted Class B units and other grants of Class B units.
Administration.  The Compensation Committee of our Board of Directors administers the PIM LLC 2006 Equity Incentive Plan. The Compensation Committee may delegate its authority to grant awards under the PIM LLC 2006 Equity Incentive Plan in whole, or in part, as it determines, including to a subcommittee consisting solely of at least two non-employee directors within the meaning of Rule 16b-3 of the Exchange Act, and, to the extent required by Section 162(m) of the Internal Revenue Code, “outside directors” within the meaning thereof. The Compensation Committee determines who will receive awards under the PIM LLC 2006 Equity Incentive Plan, as well as the form of the awards, the number of units underlying the awards, and the terms and conditions of the awards, consistent with the terms of the PIM LLC 2006 Equity Incentive Plan. The Compensation Committee has full authority to interpret and administer the PIM LLC 2006 Equity Incentive Plan, which determinations will be final and binding on all parties concerned.
Units Subject to the PIM LLC 2006 Equity Incentive Plan.  The total number of Class B units that may be issued under the PIM LLC 2006 Equity Incentive Plan is 20,113,996, of which (after giving effect to the issuance of options and other securities under the plan) 8,421,828 Class B units remain available for issuance as of December 31, 2016, subject to adjustment upon the occurrence of certain events.
We will make available the number of shares of our Class A common stock necessary to satisfy the exchange of the maximum number of Class B units that may be issued under the PIM LLC 2006 Equity Incentive Plan. See "Related Party Transactions — Amended and Restated Operating Agreement of Pzena Investment Management, LLC — Exchange Rights." The Class B units underlying any award granted under the PIM LLC 2006 Equity Incentive Plan may again become available for awards under the PIM LLC 2006 Equity Incentive Plan, pursuant to the terms therein.
Unit Options.  The Compensation Committee may award non-qualified or incentive unit options under the PIM LLC 2006 Equity Incentive Plan. Options granted under the PIM LLC 2006 Equity Incentive Plan will become vested and exercisable at such times and upon such terms and conditions as may be determined by the Compensation Committee at the time of grant, but an option will generally not be exercisable for a period of more than ten years after it is granted.
The exercise price per Class B unit for any options awarded will not be less than the fair market value of the Class B unit on the day the option is granted. To the extent permitted by the Compensation Committee, the exercise price of an option may be paid in cash or its equivalent, Class B units having a fair market value equal to the aggregate option exercise price, partially in cash and partially in Class B units, or through the delivery of irrevocable instructions to a broker to sell shares of our Class A common stock issuable upon the exchange of the Class B unit acquired upon exercise of the option and to deliver promptly to us an amount from the proceeds of the sale equal to the aggregate option exercise price.
Other Unit-Based Awards.  The Compensation Committee, in its sole discretion, may grant Class B units and awards that are valued in whole, or in part, by reference to, or are otherwise based on the fair market value of, Class B units (such as the Phantom Class B Units discussed elsewhere in this Annual Report). Any of these other Class B unit-based awards may be in such form, and depend on the conditions imposed by the Compensation Committee, including, without limitation, the right to receive, or vest with respect to, one or more units (or the equivalent cash value of such units) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. The Compensation Committee may, in its discretion, determine whether other Class B unit-based awards may be payable in cash, Class B units, or a combination thereof.
LTIP Units.  In the future, we may choose to amend the operating agreement of Pzena Investment Management, LLC to provide for a new class of membership interests that are designed to provide long term incentives to their recipients, or LTIP units, and that may, upon the occurrence of certain events, or the recipient’s achievement of certain goals, convert into Class B units. To the extent provided for, LTIP Units, whether or not vested, would entitle the participant to receive, currently, or on a deferred or contingent basis, distributions or distribution equivalent payments with respect to the number of Class B units corresponding to the LTIP unit, or other distributions from our operating company, and may be structured as “profits interests,” “capital interests” or other types of interests for federal income tax purposes. If provided for in the operating agreement of our operating company, the Compensation Committee may award LTIP units as free-standing awards, or in tandem with other awards under the PIM LLC 2006 Equity Incentive Plan. LTIP units would be subject to such conditions and restrictions as the Compensation Committee may determine, including, but not limited to, the conversion ratio, if any, for LTIP units. In addition, the Compensation Committee may provide that distributions in respect of LTIP units are deemed to be reinvested in additional Class B units or LTIP units.

Adjustments Upon Certain Events.  In the event of any change in the outstanding number of membership units of Pzena Investment Management, LLC, by reason of any unit dividend or split, any reorganization, recapitalization, merger, consolidation, spin-off or combination, any distribution to holders of units other than cash dividends, or any other transaction similar to any of the foregoing, the Compensation Committee, or its appointed delegate, in its sole discretion, and without liability to any person, may make such substitution or adjustment, if any, as it deems to be equitable, as to: (i) the number or kind of Class B units, or other securities issued or reserved for issuance pursuant to the PIM LLC 2006 Equity Incentive Plan, or pursuant to outstanding awards; (ii) the option price; and/or (iii) any other affected terms of such awards.
Transferability.  Unless otherwise determined by the Compensation Committee, no award granted under the plan will be transferable or assignable by the award recipient.
Amendment and Termination.  We may amend or terminate the PIM LLC 2006 Equity Incentive Plan, but no amendment or termination will be made: (i) without the approval of our stockholders, if such action would, except as permitted in order to adjust the shares as described above under the section “— Adjustments Upon Certain Events,” increase the total number of shares reserved for the purposes of the PIM LLC 2006 Equity Incentive Plan, or increase the maximum number of shares that may be issued hereunder, or change the maximum number of shares for which awards may be granted to any participant; or (ii) without the consent of a participant, if such action would diminish any of the rights of the participant under any award theretofore granted to such participant under the PIM LLC 2006 Equity Incentive Plan; provided, however, that the Compensation Committee may amend the PIM LLC 2006 Equity Incentive Plan, and/or any outstanding awards, in such manner as it deems necessary to permit the PIM LLC 2006 Equity Incentive Plan, and/or any outstanding awards, to satisfy requirements of the Internal Revenue Code, or other applicable laws.

Pzena Investment Management, Inc. 2007 Equity Incentive Plan
On October 24, 2007, we adopted the Pzena Investment Management, Inc. 2007 Equity Incentive Plan, ("2007 Equity Incentive Plan"), and which provides for the issuance of awards relating to our Class A common stock to directors, officers and other employees, consultants and advisers who are providing services to us and our subsidiaries.
Our 2007 Equity Incentive Plan is administered by our Compensation Committee, which has the authority, among other things, to determine who will be granted awards, and all of the terms and conditions of such awards. The Compensation Committee is authorized to determine the extent to which an award may be settled, cancelled, forfeited or surrendered, to interpret our 2007 Equity Incentive Plan and any awards granted under our 2007 Equity Incentive Plan, and to make all other determinations necessary or advisable for the administration of our 2007 Equity Incentive Plan. Where the vesting or payment of an award under our 2007 Equity Incentive Plan is subject to the attainment of performance goals, the Compensation Committee will be responsible for certifying that the performance goals have been attained. Neither the Compensation Committee nor the Board of Directors has the authority under our 2007 Equity Incentive Plan to take any action that: (i) would lower the exercise, base or purchase price of any award granted thereunder; (ii) amend the limits on individual participation thereunder; (iii) amend the number of shares available for awards thereunder; or (iv) amend the provisions with respect to the administration of our 2007 Equity Incentive Plan, without, in any case, first obtaining the approval of our stockholders.
Shares issued under our 2007 Equity Incentive Plan may be authorized but unissued shares, or treasury shares. Shares subject to an award granted under our 2007 Equity Incentive Plan may again become available for awards under the plan, pursuant to the terms therein. In the event that the Compensation Committee determines that any corporate event, such as a dividend or other distribution, recapitalization, stock split, reorganization, merger, spin-off, or the like, affects our Class A common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of plan participants, then the Compensation Committee will make those adjustments as it deems necessary or appropriate to any or all of: (i) the number and kind of shares or other property that may thereafter be issued in connection with future awards; (ii) the number and kind of shares or other property that may be issued under outstanding awards; (iii) the exercise price or purchase price of any outstanding award; (iv) the performance goals applicable to outstanding awards; and (v) the individual share limitations applicable to awards granted under our 2007 Equity Incentive Plan.
The performance goals may be expressed in terms of attaining a specified level of the particular criterion, or an increase or decrease in the particular criterion, and may be applied to us or one of our subsidiaries. The Compensation Committee has the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events, or in response to changes in laws or regulations. Where an award under our 2007 Equity Incentive Plan is made subject to a performance goal, no compensation may be paid under such award unless and until the Compensation Committee certifies that the goal has been attained.
The terms and conditions of awards of restricted stock and restricted stock units granted under our 2007 Equity Incentive Plan will be determined by the Compensation Committee and set forth in an award agreement. A restricted stock unit confers on the participant the right to receive a share of our Class A common stock, or its equivalent value in cash, in the discretion of the Compensation Committee. These awards will be subject to restrictions on transferability, which will lapse under those circumstances that the Compensation Committee may determine, which may include the attainment of one or more performance goals. The Compensation Committee may determine that the holder of restricted stock or restricted stock units may receive dividends (or dividend equivalents, in the case of restricted stock units), and if such dividends are received, they may be deferred during the restricted period applicable to these awards.
Our 2007 Equity Incentive Plan also provides for other equity-based awards (such as the Phantom Stock discussed elsewhere in this Annual Report), and other cash-based awards, the form and terms of which will be as determined by the Compensation Committee, consistent with the purposes of the plan. The vesting, value or payment of one of these awards may be made subject to the attainment of one or more performance goals. The types of awards that may be granted may include, without limitations, stock options and stock bonuses.
The Compensation Committee has the authority under our 2007 Equity Incentive Plan to establish such procedures and programs that it deems appropriate to provide participants with the ability to defer the receipt of cash, common stock or other property payable with respect to awards granted under the plan.
Unless earlier terminated, our 2007 Equity Incentive Plan will expire on the tenth anniversary of its effective date. Our Board of Directors or the Compensation Committee may, at any time, amend, suspend or terminate our 2007 Equity Incentive Plan, in whole or in part. No amendment that requires stockholder approval in order for our 2007 Equity Incentive Plan to continue to comply with Section 162(m) of the Internal Revenue Code, or any other applicable law, will be effective unless the approval is obtained. The Compensation Committee may amend, suspend or terminate an outstanding award, in whole or in part. However, no amendment or termination of our 2007 Equity Incentive Plan, or amendment of any award, will affect adversely the rights of any participant who has an outstanding award under the plan without the participant’s consent.

Pzena Investment Management, LLC Amended and Restated Bonus Plan
Purpose.  The purpose of the Pzena Investment Management, LLC Amended and Restated Bonus Plan ("Bonus Plan") is to enable us to attract, retain, motivate and reward highly qualified individuals to provide services to us by:

•	providing for grants of bonus compensation to eligible employees and members of our operating company;

•
providing that a portion of the bonus awards made to certain highly compensated individuals will be deferred on a mandatory basis under the Bonus Plan, and will vest, and become payable, over a four-year period; and

•
permitting members of Pzena Investment Management, LLC to elect to receive a portion of their bonus compensation that is mandatorily deferred in the form of restricted Phantom Class B units of Pzena Investment Management, LLC, or to invest it in certain investment strategies.

Administration.  The Bonus Plan is administered by the Compensation Committee of our Board of Directors. The Compensation Committee may delegate its authority under the Bonus Plan to a subcommittee of the Compensation Committee.
Eligibility; Awards.  No later than the last day of a fiscal year, the Compensation Committee will designate, from among our employees and the members of Pzena Investment Management, LLC who provide personal services to us, those individuals eligible for a bonus award for such fiscal year, or an eligible individual, and will determine and specify for each eligible individual the amount of the bonus award that will be awarded to such eligible individual for such fiscal year. In designating the eligible individuals for a fiscal year and in determining the amount of the bonus awards to be granted, the Compensation Committee will generally take into account any subjective or objective factors that it may, in its sole discretion, deem relevant, including, without limitation, the performance of the eligible individual, the business unit to which the eligible individual provides services, or us as a whole. The Compensation Committee may designate as an eligible individual an employee of us, or a member of Pzena Investment Management, LLC who terminates his association with us during a fiscal year. Unless deferred under a provision of the Bonus Plan, a bonus award under the Bonus Plan will be paid to the participant in one lump sum in cash in the calendar year following the fiscal year in which it was earned, but no later than March 15th of such calendar year.
Mandatory Deferral of Restricted Amounts.  Each eligible individual who is allocated a bonus award for a fiscal year, and whose cash compensation for such fiscal year (including such bonus award) exceeds $600,000, must defer a portion of their compensation, which we refer to as the restricted amount. The restricted amount is 25% of the amount of the eligible individual’s compensation for the fiscal year that exceeds $600,000; plus an additional 15% of the amount of the eligible individual’s compensation for the fiscal year that exceeds $1,200,000. Each eligible individual who is a member of Pzena Investment Management, LLC, and who is entitled to receive a restricted amount in any fiscal year, may elect to have the restricted amount credited to an account in his or her name, and invested in investment options designated by the Compensation

Committee. Each eligible individual who is not a member of Pzena Investment Management, LLC, and who is entitled to receive a restricted amount in any fiscal year, will have the entire restricted amount credited to an account in his name.
Payment of Awards.  A participant will become vested in the portion of his account related to each bonus earned according to the following schedule: (i) 25% on the first anniversary; (ii) 50% on the second anniversary; (iii) 75% on the third anniversary; and (iv) 100% on the fourth anniversary; provided the participant continues in service with us. A participant will also become fully vested in his entire account, and the restriction period applicable to any restricted Phantom Class B units will lapse, if he dies while in service, his service is terminated by us without cause, or he voluntarily terminates his service with good reason. Additionally, a participant who voluntarily terminates his service with us and who has, as of the time of such termination, provided services to us for a continuous period of no less than ten years, will continue to vest in his entire account, and in any restricted phantom units for which the restriction period has not lapsed, provided that he does not, on or before an applicable vesting date, compete with us, solicit our employees or clients, or disclose our confidential information. Any restricted Phantom Class B units of a participant will be settled within 30 days of vesting. Except as provided in this paragraph, the unvested portion of his account and any unvested restricted phantom membership units will be forfeited and/or cancelled upon termination of the participant’s employment.
In addition, in the sole discretion of the Compensation Committee, a participant may be entitled to distribution equivalents with respect to any restricted Phantom Class B units, calculated as follows. On each date that a cash distribution is paid while the restricted phantom Class B are outstanding, a participant’s account will be credited with an amount of cash equal to the aggregate dollar amount of the cash distribution that would have been paid had the restricted Phantom Class B units been issued as Class B units. The distribution equivalents will be subject to the same terms and conditions applicable to the related restricted Phantom Class B units, including, without limitation, provisions related to vesting and payment. Alternatively, in lieu of the account credit described above, a participant’s account may, in the sole discretion of the Compensation Committee and to the extent the participant is credited with distribution equivalents, be credited with an additional number of restricted Phantom Class B units equal to the number of whole units (valued at fair market value on such date) that could be purchased on such date with the aggregate dollar amount of the cash distribution that would have been paid on the restricted Phantom Class B units had they been issued as Class B units. The additional restricted Phantom Class B units credited to a participant’s account will be subject to the same terms and conditions applicable to the restricted Phantom Class B units originally awarded to the participant, including, without limitation, for purposes of vesting and crediting of additional distribution equivalents.
Amendment and Termination of Plan.  The Compensation Committee may at any time amend, suspend, discontinue or terminate the Bonus Plan.
Pension Benefits
As of December 31, 2016, none of the named executive officers was a participant in any defined benefit pension plan, whether tax-qualified or supplemental, which was maintained by us, our operating company, or any of its affiliates.

Termination or Change of Control
Neither we nor our operating company maintains a termination or change of control program. However, the PIM LLC 2006 Equity Incentive Plan and the 2007 Equity Incentive Plan both provide that the Compensation Committee will have the discretion to accelerate the vesting of awards granted thereunder upon the occurrence of certain events, including a change of control of Pzena Investment Management, Inc. Also, pursuant to the tax receivable agreement, as further described in “Related Party Transactions — Certain Agreements of Pzena Investment Management, Inc. and its Operating Company, Pzena Investment Management, LLC — Tax Receivable Agreement,” if certain change of control events were to occur, we would be obligated to make early termination payments to the parties to such tax receivable agreement (including certain named executive officers). Furthermore, the Pzena Investment Management, Inc. Non-Employee Director Deferred Compensation Plan provides that each plan participant’s account shall be distributed in shares of our Class A common stock immediately prior to a change in control of Pzena Investment Management, Inc., as further described below.

Pzena Investment Management, Inc. Non-Employee Director Deferred Compensation Plan
On July 21, 2009, we adopted the Pzena Investment Management, Inc. Non-employee Director Deferred Compensation Plan, or the Director Plan. The Director Plan is an “unfunded” deferred compensation arrangement designed to attract and retain individuals to serve as our non-employee directors by allowing such individuals to defer payment of all, or a portion, of their director fees into deferred stock units, or Phantom Stock, the value of which is based on the value of our shares of Class A common stock.
Administration.  The Director Plan is administered by the Administrator, as defined in the Director Plan. The Compensation Committee of the Board serves as the Administrator. The Administrator may delegate such duties as it determines, in its discretion, to be necessary or desirable for the administration of the Director Plan.
Participation.  Any non-employee director may elect to have all or part of the compensation otherwise payable to the director deferred and paid at the time, and in the manner, prescribed in the Director Plan. A non-employee director wishing to participate in the Director Plan shall make deferrals of compensation no later than December 31 of the Director Plan year immediately preceding the Director Plan year in respect of which such compensation may be earned. Deferrals may be denominated in an aggregate dollar amount, or as a percentage of compensation, and shall be allocated to an account. We shall establish a separate account on our books in the name of each participant. Notwithstanding the foregoing, the Administrator may allow a non-employee director whose service on the Board begins during any Director Plan year to make a deferral election prior to, or within, 30 days after the commencement of such non-employee director’s service on the Board with respect to compensation to be earned following the date on which such election is made. Elections to defer compensation under the Director Plan shall be made on a year-to-year basis.
Distributions under the Director Plan shall be made in a single distribution of shares of our Class A common stock at such time as elected by the participant when the deferral was made. At the time the deferral election is made, a non-employee director may elect to receive such participant’s account upon the earlier to occur of: (i) the date of the participant’s death; (ii) the date the participant becomes disabled (as defined in Section 409A(a)(2)(C) of the Internal Revenue Code); (iii) the date of the participant’s separation from service with us for any reason other than death; and (iv) a date specified by the participant, provided that the date is not less than five years following the end of the calendar year to which the deferral relates.
Notwithstanding any other provision of the Director Plan to the contrary, in the event of a separation from service during any Director Plan year, no compensation as yet unpaid with respect to such Director Plan year (or any future Director Plan year) may be deferred under the Director Plan.
Method of Deferral of Compensation.  Compensation deferred under the Director Plan shall be deferred in the form of units equal to the number of shares of our Class A common stock hypothetically purchased with deferred compensation. Compensation deferred under the Director Plan for any Director Plan year shall be recorded on the first day of the Director Plan year, subject to forfeiture as set forth in the Director Plan. The number of units to be recorded with respect to each amount of deferred compensation allocated to the account shall be equal to: (i) in the case of compensation that otherwise would have been paid in cash, the quotient obtained by dividing the amount of deferred cash by the fair market value of one share of our Class A common stock on the first day of the Director Plan year with respect to which the deferred compensation relates, and (ii) in the case of compensation that otherwise would have been paid in shares of stock, the number of shares of our Class A common stock that would have been issued to the participant during such Director Plan year absent deferral under the Director Plan. The Administrator’s determination of the value of a unit shall be binding on us and our successors, the participants and their beneficiaries.
In the event of a separation from service, any amount deferred under the Director Plan with respect to the calendar quarter in which occurs the effective date of such separation from service, and with respect to the remainder of the applicable Director Plan year (including any dividend equivalents credited thereto), shall be immediately cancelled and forfeited. On the last day of each calendar quarter, amounts deferred under the Director Plan on the first day of the applicable Director Plan year shall become nonforfeitable and shall be distributed in accordance with the terms of the Director Plan.
Additional units shall be credited to a participant’s account as of each date on which cash dividends and/or special dividends and distributions are paid with respect to our Class A common stock (a “Dividend Date”), provided that at least one unit is credited to such participant’s account as of the record date for such dividend or distribution. The number of units to be credited to a participant’s account under the Director Plan as of any dividend date shall equal the quotient obtained by dividing: (i) the product of (a) the number of the units credited to such account on the record date for such dividend or distribution, and (b) the per share dividend (or distribution value) payable on such dividend date by (ii) the fair market value of a share of our Class A common stock as of such dividend date.
Once an election to defer compensation has become irrevocable, a participant may, with the prior consent of the Administrator, modify the time and form of payment of an amount previously deferred under the Director Plan, subject to the certain conditions set forth in the Director Plan.

Distribution of Deferred Compensation.  We shall pay to the participant (or the participant’s beneficiary or estate, as applicable) the non-forfeitable balance credited to such participant’s account in a single distribution of shares on the first date of the calendar month following the date or event specified for such distribution by the participant. Distributions shall be made in the form of shares of our Class A common stock.
Notwithstanding any other provision of the Director Plan to the contrary, the Administrator in its sole discretion may at any time authorize the distribution of shares of our Class A common stock of part or all of the participant’s account to such participant prior to the time such amount would otherwise be payable pursuant to the provisions of the Director Plan, in any case where the Administrator determines that the participant has proved an unforeseeable emergency, as defined under Section 409A(a)(2)(B)(ii) of the Internal Revenue Code.
Notwithstanding anything in the Director Plan to the contrary, each participant’s account shall be distributed in shares of our Class A common stock, immediately prior to a change in control, subject to the actual occurrence of the change in control, provided that the event constituting such change in control constitutes a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation, in either case, within the meaning of Section 409A of the Internal Revenue Code.
Notwithstanding anything in the Director Plan to the contrary, to the extent necessary to avoid the application of an accelerated or additional tax under Section 409A of the Internal Revenue Code, amounts that would otherwise be payable pursuant to the Director Plan during the six-month period immediately following the participant’s separation from service shall instead be paid on the first business day after the date that is six months following the participant’s separation from service (or upon the participant’s death, if earlier).
We intend the following with respect to this Director Plan: (i) that participants will not recognize gross income as a result of participation in the Director Plan unless and until and then only to the extent that distributions are received; (ii) that the Director Plan shall be an “unfunded” plan for purposes of the Employee Retirement Income Security Act of 1974, as amended; and (iii) the design and administration of the Director Plan should comply with the requirements of Section 409A of the Internal Revenue Code. Notwithstanding the foregoing, no nonemployee director, participant, former participant, beneficiary or any other person shall have any recourse against us, the Administrator or any of their affiliates, employees, agents, successors, assigns or other representatives if any of those conditions are determined not to be satisfied.
The number of units allocated to accounts shall be adjusted by the Administrator, as it deems appropriate, in the event that the Administrator shall determine that any dividend or other distribution (whether in the form of cash, stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the units such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Director Plan.
The right of any participant to receive future distributions under the Director Plan shall be an unsecured claim against our general assets.
Termination and Amendment Of The Director Plan.  The Director Plan shall remain in effect until such time as it is terminated by us in accordance with the terms of the Director Plan and applicable law. No participant nor the Administrator shall have the power to terminate the Director Plan except as provided in Section 409A of the Internal Revenue Code. Upon termination of the Director Plan, all accounts shall be paid in shares of our Class A common stock to each participant or, if applicable, such participant’s beneficiary or estate. We shall use its commercially reasonable best efforts to comply with the provisions of Section 409A of the Internal Revenue Code with respect to termination of the Director Plan in order to ensure that amounts payable in connection with termination of the Director Plan shall not be subject to tax under Section 409A of the Internal Revenue Code. The Director Plan may be amended from time to time by the Administrator, provided that no amendment of the Director Plan shall have a material adverse effect on any participant’s account under the Director Plan without the prior written consent of such participant.

RELATED PARTY TRANSACTIONS

Certain Matters and Related Person Transaction

A number of organizational documents and agreements set forth our internal capital, organizational and governance structures, including the terms of interests in Pzena Investment Management, LLC owned by our executive officers and certain employees and other contractual rights. These documents and agreements include the Amended and Restated Operating Agreement of Pzena Investment Management, LLC, the Amended and Restated Limited Partnership Agreement for Pzena Investment Management, LP, the Tax Receivable Agreement, the Resale and Registration Rights Agreement with holders of Class B units of our operating company and the Stockholders Agreement Among Class B Stockholders. Summaries of these agreements are provided below. Pursuant to these agreements, we may make payments to related persons or engage in transactions that are deemed “related person transactions” under our Related Person Transaction Policy. During 2016, there were no related person transactions under the policy except for those described below under “Related Person Transactions.”

Related Person Transaction Policy
We have adopted a policy regarding the approval of any transaction, or series of transactions, in which we or any of our subsidiaries is a participant, the amount involved exceeds $120,000, and a “related person” (as defined under SEC rules) has a direct or indirect material interest. Under the policy, a related person must promptly disclose to our General Counsel any “related person transaction” (defined as any transaction that is required to be disclosed under Item 404(a) of Regulation S-K in which we were, or are to be, a participant, and the amount involved exceeds $120,000, and in which any related person had, or will have, a direct or indirect material interest) and all material facts about the transaction. The General Counsel will then assess and promptly communicate that information to the Audit Committee of our Board of Directors. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee will decide whether or not to approve such transaction, and will generally approve only those transactions that do not create a conflict of interest. If we become aware of an existing related person transaction that has not been pre-approved under this policy, the transaction will be referred to the Audit Committee, which will evaluate all options available, including ratification, revision or termination of such transaction. Our policy requires any director who may be interested in a related person transaction to recuse himself or herself from any consideration of such related person transaction.

Related Person Transactions
Set forth below is a description of certain other transactions between Pzena Investment Management, LLC and certain of our directors, executive officers and beneficial owners of more than 5% of our voting securities, or their respective family members.
We manage the personal funds of many of our employees, including certain of our executive officers. In addition, we manage the personal funds of some of our employees’ and certain of our executive officers’ family members. Pursuant to the respective investment management agreements, we waive or reduce our regular advisory fees for these accounts and personal funds. In 2016, the aggregate value of the advisory fees that we either waived or reduced for executive officers and/or their family members was approximately $643,880, which includes investments via a private fund in which certain of our executive officers participate. Fees waived for Mr. Pzena and/or his family members, and related trusts, were approximately $454,923 in 2016.
We offer to pay for an accountant to provide certain tax reporting and filing services for our employee members, including our executive officers. In 2016 we paid approximately $186,500 for the preparation of these tax filings for our employee members for that year.
In 2016, pursuant to the terms of the tax receivable agreement, certain of our executive officers, directors or their related trusts received aggregate payments in the amount of $630,788, of which Mr. Greenblatt and his related entities, received an aggregate payment in the amount of approximately $543,929.
Certain Agreements of Pzena Investment Management, Inc. and its Operating Company, Pzena Investment Management, LLC

Amended and Restated Operating Agreement of Pzena Investment Management, LLC
The operations of Pzena Investment Management, LLC, and the rights and obligations of its members, are set forth in our amended and restated operating agreement, the material terms of which are described below.
Governance
We serve as the sole managing member of the operating company. As such, we control its business and affairs and are responsible for the management of its business. We also have the power to delegate certain of our management responsibilities to the Executive Committee.
Issuances and Transfers of Units; Voting and Economic Rights of Members
The operating company may issue Class A units and Class B units. Class A units may only be issued to us, as the sole managing member, and are non-transferable. Class B units may only be issued to persons or entities to which we agree to issue membership units in exchange for cash or other consideration, including the services of the operating company’s employees. Class B units may only be transferred to permitted transferees, subject to such conditions as we may specify. A holder of Class

B units may not transfer any Class B units to any person unless he or she transfers an equal number of shares of our Class B common stock to the same transferee.
Holders of Class B units have no voting rights, except for the right to approve amendments to the amended and restated operating agreement that adversely affect the rights of the holders of Class B units, and to approve certain material corporate transactions. See “— Material Corporate Transactions” and “—Amendments,” below.
Each Class A unit and Class B unit entitles holders to the same economic rights. Net profits and net losses of the operating company are allocated, and distributions by the operating company are made, to members pro rata in accordance with the number of membership units they hold (whether or not vested). The operating company makes distributions to members for the purpose of funding their tax obligations in respect of the portion of the operating company’s taxable income that is allocated to them. Generally, these tax distributions will be computed based on our estimate of the net taxable income of the operating company allocable per membership unit multiplied by an assumed tax rate equal to the highest combined U.S. federal, state and local tax rate applicable to any member (taking into account the deductibility of state and local taxes for U.S. federal income tax purposes). However, our operating company may not make any distributions to its members if doing so would violate any agreement to which it is then a party, or any law then applicable to it, have the effect of rendering it insolvent, or result in it having net capital lower than that required by applicable law.
Coordination of Pzena Investment Management, Inc. and Pzena Investment Management, LLC
Whenever we issue a share of our Class A common stock for cash, we will either contribute the net proceeds to the operating company in exchange for one Class A unit or purchase one Class B unit from a Class B member in exchange for such net proceeds (which Class B unit will be automatically converted into a Class A unit). Whenever we issue a share of our Class A common stock pursuant to our 2007 Equity Incentive Plan, we will contribute all of the proceeds from such issuance (if any) to the operating company, which will issue us a Class A unit with the same restrictions, if any, attached to such Class A common stock. In the event that we issue other classes or series of our equity securities, the operating company will issue, and Class B units (if any) transferred to us by its members in exchange for our newly issued equity securities will be automatically converted into, an equal amount of equity securities of the operating company with designations, preferences and other rights and terms that are substantially the same as our newly issued equity securities. Conversely, if we redeem any shares of our Class A common stock (or our equity securities of other classes or series) for cash, the operating company will, immediately prior to our redemption, redeem an equal number of Class A units (or its equity securities of the corresponding classes or series) held by us, upon the same terms and for the same price, as the shares of our Class A common stock (or our equity securities of such other classes or series) are redeemed.
The operating company may also, from time to time, issue such other classes or series of membership units having such relative rights, powers and duties and interests in profits, losses, allocations and distributions of the operating company as may be designated by us.
As managing member, we have agreed not to conduct any business other than the management and ownership of Pzena Investment Management, LLC and its subsidiaries, or own any other assets (other than on a temporary basis), although we may incur indebtedness and may take other actions if we determine in good faith that such indebtedness or other actions are in the best interest of Pzena Investment Management, LLC. In addition, membership units of Pzena Investment Management, LLC, as well as our common stock, will be subject to equivalent stock splits, dividends and reclassifications.
Material Corporate Transactions
In the event that Pzena Investment Management, LLC proposes to engage in a material corporate transaction, including a merger, consolidation, dissolution or sale of substantially all of its assets, we, in our capacity as the managing member, along with a majority in interest of the holders of the Class B units, have the power and authority to approve such a transaction. In addition, in the event that we, in our capacity as the managing member, along with a majority in interest of the holders of the Class B units, determine that all (or any portion) of the Class A units and Class B units, should be sold to a third party purchaser, we have the right to compel the holders of Class B units to sell all or the same portion of their Class B units to this third party purchaser.
Exchange Rights
Pursuant to the amended and restated operating agreement, each vested Class B unit is exchangeable for a share of our Class A common stock, subject to the exchange timing and volume limitations described below. In November, 2014, we amended Section 2.02 of Exhibit B of our amended and restated operating agreement in order to allow the operating company to grant certain awards with delayed exchange rights, such as the Delayed Exchange Class B units discussed elsewhere in this Proxy Statement and in our Annual Report on Form 10-K for our fiscal year ended December 31, 2016. This amendment was approved by our Board of Directors and a majority in interest of the holders of Class B units.

During 2016, we established December 22, 2016, and May 12, 2016, as exchange dates. Certain employee members and non-employee members, elected to exchange an aggregate of 2,426,740 of their Class B units for an equivalent number of shares of our Class A common stock. As of December 31, 2016, there remained 47,442,678 shares of our Class A common stock that have previously been registered in various registration statements filed with the SEC, which may be issued upon the exchange of Class B units as discussed above. All of our registration statements are effective as of the date of the Record Date.

Initial Managing Principals.  Each year, in the period beginning on the first effective date of the Form S-3 registration statement described below under “— Resale and Registration Rights Agreement,” which we refer to as the shelf registration statement, and ending on the date of the termination of employment with us of an Initial Managing Principal (as defined in the amended and restated operating agreement), an Initial Managing Principal (currently each of Richard S. Pzena, John P. Goetz and William L. Lipsey), and his permitted transferees may collectively exchange up to the number of vested Class B units that equals 15% of all Class B units they collectively hold as of the first day of that year, in accordance with the timing restrictions described below under “— Resale and Registration Rights Agreement.” For the three-year period following the Initial Managing Principal’s termination, the Initial Managing Principal and his permitted transferees may not exchange any of their Class B units. Thereafter, they may exchange the remainder of their Class B units when they vest, subject to the same timing restrictions.

Other Employee Members.  Each year, in the period beginning on the first effective date of the shelf registration statement and ending on the date of termination of employment of an employee member other than our Initial Managing Principals, he or she and his or her permitted transferees, may collectively exchange up to the number of vested Class B units that equals 15% of all Class B units they collectively hold as of the first day of that year, in accordance with the timing restrictions described below under “— Resale and Registration Rights Agreement.” For the one-year period following the employee’s termination, the employee and his or her permitted transferees may not exchange any of their Class B units, except as may be agreed by us. Within the following six months, they may exchange vested Class B units so long as the employee retains a number of vested Class B units equal to at least 25% of the number of vested Class B units collectively held by the employee and his or her permitted transferees on the date of the termination of employment with us, subject to the same timing restrictions. Thereafter, they may exchange the remainder of their Class B units when they vest, subject to the same timing restrictions.
Non-Employee Members.  As of October 30, 2011, the fourth anniversary of our initial public offering, the non-employee members of our operating company may exchange all of their vested Class B units, in accordance with the timing restrictions described below under “— Resale and Registration Rights Agreement.”
Exceptions.  If the amount of income taxes that employee members are required to pay due to the grant or vesting of their Class B units, the exercise of their options to acquire Class B units and/or the exchange of their Class B units for shares of our Class A common stock (whether or not they are employees at the time that the tax payment obligation arises) exceeds the net proceeds they would receive upon the sale of all shares of our Class A common stock issued to them in exchange for 15% of the Class B units that they hold as of the first day of the year with respect to which the tax is payable, then they are entitled to exchange an amount of vested Class B units, and resell an equivalent amount of shares of our Class A common stock issued upon exchange, such that the net proceeds from the sale of this amount of shares would enable them to pay all such taxes due. In addition, we may allow holders of Class B units to make exchanges in amounts exceeding those described above at any time following the effective date of the shelf registration statement, which determination may be withheld, delayed, or granted on such terms and conditions as the Board may determine, in its sole discretion. Since November 1, 2014, and as a result of the amendment to the operating company’s operating agreement, the operating company has been able to grant Class B unit-based awards under its equity incentive plan which are not considered to be held by the grantee of any such award for purposes of determining the 15% exchange limitation described above, until such time as indicated in the individual award agreements. The Delayed Exchange Class B units issued in 2015 are an example of such Class B unit-based awards which, although immediately vested, cannot be included in the 15% calculation, but such Delayed Exchange Class B Units can be exchanged in full after seven years after the date of grant.
Restrictive Covenants
Non-Competition.  All employee members of the operating company, including Mr. Bachman and Ms. Doran, have agreed not to compete with us during the term of their employment with us. In addition, each of the Initial Managing Principals has agreed not to compete with us for a period of three years following the termination of his employment. The other employee members, including our Executive Vice President, have agreed not to compete with us for a period of up to six months following the termination of his or her employment, if the employee member and his or her permitted transferees collectively hold at that time more than 1% of all the Class B units outstanding and if he or she continues to receive compensation during this non-competition period.
Non-Solicitation.  The Initial Managing Principals, including our CEO and two Presidents, have agreed not to solicit our clients or any other employees of Pzena Investment Management, LLC during the term of their employment and three years thereafter. Other employee members, including our Executive Vice President, our CFO and our COO, are subject to similar non-solicitation provisions during the term of their employment and 18 months thereafter.
Confidential Information.  All employee members have agreed to protect the confidential information of Pzena Investment Management, LLC. This covenant will survive the termination of their employment.
Forfeiture of Class B Units and Related Awards
Pursuant to the operating agreement and the terms of individual award agreements, Class B members, including our named executive officers, are subject to various restrictive covenants, including but not limited to, non-solicitation and non-compete provisions, which if breached, may result in forfeiture of a number of their Class B unit-based awards.
If an employee member, (including our named executive officers) is terminated for cause, the employee member and any of his or her permitted transferees may forfeit all of his, her or their unvested Class B units, if any, and a number of vested Class B units collectively held by the employee member and his or her permitted transferees, in each case as of the date of the termination of his or her employment.
Indemnification and Exculpation
To the extent permitted by applicable law, Pzena Investment Management, LLC will indemnify us, as its managing member, its authorized officers, its other employees and agents from and against any losses, liabilities, damages, costs, expenses, fees or penalties incurred by any acts or omissions of these persons, provided that the acts or omissions of these indemnified persons are not the result of fraud, intentional misconduct, or a violation of the implied contractual duty of good faith and fair dealing, or any lesser standard of conduct permitted under applicable law.
We, as the managing member, and the authorized officers and other employees and agents of Pzena Investment Management, LLC, will not be liable to Pzena Investment Management, LLC, its members, or their affiliates, for damages incurred by any acts or omissions of these persons, provided that the acts or omissions of these exculpated persons are not the result of fraud, intentional misconduct, or a violation of the implied contractual duty of good faith and fair dealing, or any lesser standard of conduct permitted under applicable law.
Amendments
The amended and restated operating agreement of Pzena Investment Management, LLC may be amended with the consent of the managing member and a majority in interest of the holders of Class B units, provided that the managing member may, without the consent of any Class B member, make certain amendments that, generally, are not expected to adversely affect Class B members. The amended and restated operating agreement of Pzena Investment Management, LLC has been further amended as of March 24, 2010, March 5, 2012, and November 1, 2014.
Notwithstanding the foregoing, no amendment may

•
materially and adversely affect the rights of a Class B member in a manner that discriminates against that Class B member vis-à-vis other Class B members, or increase the capital contributions obligations of a Class B member, without the consent of the affected Class B member;

•
modify or amend the non-competition, non-solicitation, confidentiality, or vesting and forfeiture provisions in a manner that is adverse to an employee member without either the employee member’s consent, or the approval of two-thirds in interest of the Class B members, so long as each adversely affected employee member receives at least 60 days prior notice thereof; or

•	modify or amend any provision of the agreement requiring approval of any specified group or sub-group of Class B members without obtaining the approval of that specified group or sub-group.

Amended and Restated Limited Partnership Agreement for Pzena Investment Management, LP

In December 2015, we extended to all our employee members, an invitation to subscribe for limited partnership interests in a newly formed Delaware limited partnership, Pzena Investment Management, LP (“PIM LP”), allowing our employee members, if they elected, to contribute their current and future Class B unit interests in our operating company and their shares of our Class B common stock to PIM LP in exchange for a corresponding number of limited partnership interests in PIM LP effective as of January 1, 2016. The limited partnership interests in PIM LP have substantially the same economic rights as the Class B units and are redeemable by the limited partner for Class B units and shares of Class B common stock.  Employee members who participate in the invitation continue to be subject to the non-compete, non-solicitation and forfeiture provisions of the amended and restated operating agreement of Pzena Investment Management, LLC and receive substantially the same economic rights as if they had not participated in the invitation. We serve as the general partner of PIM LP.  Prior to any vote of our common stockholders or of the members of our operating company, the limited partners of PIM LP shall hold a preliminary vote directing us as the general partner of PIM LP how to vote all the Class B units or Class B common stock, as applicable, according to the majority vote of the limited partners of PIM LP. The new structure serves to aggregate employee ownership in one entity and provides certain administrative conveniences, including having employees as members of one entity for accounting and tax reporting purposes and the ease of discussing the ownership structure with third parties.

Tax Receivable Agreement

On October 30, 2007, we entered into a tax receivable agreement, which was amended on November 12, 2012, with each holder of Class B units of Pzena Investment Management, LLC outstanding on that date. The terms of this agreement may also apply to Class B units that have been or may be issued after such date to existing or new Class B members of the operating company. If applicable, any such new Class B members will become parties to this agreement.

This agreement requires us to pay certain holders of Class B units 85% of the amount of cash savings, if any, in U.S. federal, state and local income tax that we actually realize (or are deemed to realize in the case of an early termination payment by us, or a change in control, as discussed below) as a result of the increases in tax basis described above (see “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations — Tax Receivable Agreement” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016), and certain other tax benefits related to entering into the tax receivable agreement, including tax benefits attributable to payments thereunder. Cash savings in income tax are computed by comparing our actual income tax liability to the amount of such taxes that we would have been required to pay had there been no increase in our share of the tax basis of the tangible and intangible assets of Pzena Investment Management, LLC.

Resale and Registration Rights Agreement

On October 30, 2007, we entered into a resale and registration rights agreement with each holder of Class B units of Pzena Investment Management, LLC outstanding on that date. The terms of this agreement also apply to Class B units that have been or may be issued after such date to existing or new Class B members of the operating company. If applicable, any such new Class B members will become parties to this agreement.

Pursuant to this agreement, any shares of Class A common stock issued upon exchange of Class B units will be eligible for resale pursuant to a registration statement on Form S-3, or the shelf registration statement, subject to the resale timing and manner limitations described below.

We have shelf registration statements filed with the SEC which register shares of our Class A common stock for resale, as well as for issuance in exchange for Class B units of our operating company. See "Related Party Transactions — Certain Agreements of Pzena Investment Management, Inc. and its Operating Company, Pzena Investment Management, LLC — Amended and Restated Operating Agreement of Pzena Investment Management, LLC — Exchange Rights."

As of October 30, 2011, holders of Class B units are able to exchange their Class B units for shares of our Class A common stock, subject to the exchange timing and volume limitations described above (see "Related Party Transactions — Certain Agreements of Pzena Investment Management, Inc. and its Operating Company, Pzena Investment Management, LLC — Amended and Restated Operating Agreement of Pzena Investment Management, LLC — Exchange Rights"), and are permitted to sell their shares in any manner, but only at times determined by us, in our sole discretion. We shall provide for at least one exchange date in each twelve-month period, pursuant to which holders of Class A common stock issued upon exchange of vested Class B units can resell such shares of Class A common stock.

In response to certain SEC recommendations regarding our shelf registration statements, we amended our operating agreement during the first quarter of 2012 to remove certain default and other exchange provisions, as further described in the amendment, dated as of March 5, 2012, to the Amended and Restated Operating Agreement of Pzena Investment Management, LLC, dated as of October 30, 2007, by and among Pzena Investment Management, Inc. as the Managing Member of Pzena Investment Management, LLC and those Class B members whose signatures are affixed thereto.

We have agreed to indemnify the holders of Class B units against any losses or damages resulting from any untrue statement, or omission of material fact, in any registration statement or prospectus pursuant to which they may sell the shares of our Class A common stock that they receive upon exchange of their Class B units, unless such liability arose from the selling stockholder’s misstatement or omission, and the holders have agreed to indemnify us against all losses caused by their misstatements or omissions. We will pay certain expenses incident to our performance under the registration rights agreement, and the selling stockholders will pay certain other expenses, in addition to their respective portions of all underwriting discounts, commissions and transfer taxes relating to the sale of their shares of Class A common stock pursuant to the registration rights agreement.

Stockholders’ Agreement Among Class B Stockholders
On October 30, 2007, we entered into a stockholders’ agreement with each holder of Class B common stock outstanding on that date. The terms of this agreement also apply to shares of Class B common stock that have been or may be issued after such date to existing or new Class B members of the operating company. If applicable, any such new Class B common stockholders will become parties to this agreement.
Pursuant to this agreement, each of the Class B common stockholders agreed to vote all their shares of Class B common stock together on any matter submitted to our common stockholders for a vote. Prior to any vote of our common stockholders, this agreement provides for a separate, preliminary vote of the shares of Class B common stock on each matter upon which a vote of all common stockholders is proposed to be taken. In this preliminary vote, the participating Class B common stockholders may vote all of the shares of Class B common stock then owned by them in the manner that each may determine in his, her or its sole discretion. Each Class B common stockholder must then vote all of their shares of Class B common stock in accordance with the vote of the majority of the shares of Class B common stock present (in person or by proxy) and voting in this preliminary vote. In order to give effect to these voting provisions, each of these Class B common stockholders granted Mr. Pzena an irrevocable proxy to vote all their shares of Class B common stock in accordance with the vote of this majority in any vote of our common stockholders. In addition, each holder of shares of Class B common stock has agreed that:

•	the holder will not transfer any shares of Class B common stock to any person unless the holder transfers an equal number of Class B units to the same person; and

•	in the event the holder transfers any Class B units to any person, the holder will transfer an equal number of shares of Class B common stock to the same person.
This agreement may only be amended with the consent of the holders of a majority of the shares of Class B common stock that are party to the agreement.

PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee has appointed PricewaterhouseCoopers LLP as our independent auditors for our fiscal year ending December 31, 2017. Stockholders are being asked to ratify this action of the Audit Committee. Our Board of Directors recommends that stockholders vote FOR the ratification of PricewaterhouseCoopers LLP as our independent auditors for our fiscal year ending December 31, 2017.

Representatives of KPMG LLP are expected to be present at the Annual Meeting and available to respond to appropriate questions. Such representatives also will have the opportunity, should they so desire, to make a statement to the stockholders.

On March 10, 2017, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. In connection with the selection of PricewaterhouseCoopers LLP on March 10, 2017, the Audit Committee decided not to renew the engagement of KPMG LLP as the Company’s independent registered public accounting firm.

During the years ended December 31, 2016 and 2015 and for the period from January 1, 2017 to March 10, 2017, neither the Company nor anyone on its behalf has consulted with PricewaterhouseCoopers LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of KPMG LLP on the Company’s consolidated financial statements for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2016 and 2015 and for the period from January 1, 2017 to March 10, 2017, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years.

During the years ended December 31, 2016 and 2015 and for the period from January 1, 2017 to March 10, 2017, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to Independent Registered Public Accounting Firm

Total fees billed for professional services rendered to us by KPMG LLP during the years ended December 31, 2016 and 2015 were as follows:

	For the Year Ended December 31,
	2016	2015
	(in thousands)
Audit Fees	$777	$680
Tax Fees	17	15
All Other Fees	44	48
Total	$838	$743
Audit fees relate to professional services rendered for the audits of the consolidated financial statements of the Company and its subsidiaries, professional services rendered for quarterly reviews of the consolidated financial statements of the Company and its subsidiaries, and the audits of the Company’s affiliated funds. Audit fees also include fees for the audit of special purpose financial statements of the operating company.
Tax fees were for reviews of the Company’s tax returns.
All other fees relate to other attestation services over the Company’s investment performance and fees associated with the review of registration statements.
Pre-Approval Policy
The charter of our Audit Committee provides that the Audit Committee shall appoint our independent auditors and shall review and approve, in advance, our independent auditors’ annual engagement letter, including the proposed fees contained therein, as well as all audit and all permitted non-audit engagements and relationships between us and our independent auditors. The charter of the Audit Committee further provides that audit and permitted non-audit services may be approved in advance: (i) by the Audit Committee, or by one or more members of the Audit Committee designated by the Audit Committee; or (ii) based on policies and procedures adopted by the Audit Committee, provided that (a) the policies and procedures are detailed as to the particular service, (b) the Audit Committee is informed of each service on a timely basis, (c) such policies and procedures do not include delegation of the Audit Committee’s responsibilities to management, and (d) such policies and procedures are disclosed in our annual reports. To date, the Audit Committee has not adopted any policies and procedures relating to the pre-approval of audit and permitted non-audit services.
Notwithstanding the foregoing requirement of the charter of the Audit Committee that audit and permitted non-audit services must be approved in advance, the charter of the Audit Committee provides that pre-approval is not necessary for minor non-audit services if (i) the aggregate amount of all such non-audit services provided to us constitutes not more than 5% of the total revenues paid by us to our auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by us at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee. We refer to the foregoing as the “De Minimus Exception.” None of the services listed above for 2016 and 2015 were approved pursuant to the De Minimus Exception.

PROPOSAL 3: ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

The Board of Directors of the Company has adopted a policy providing for a “say-on-pay” advisory vote every three years. In accordance with this policy and Section 14A of the Exchange Act, the Company is asking stockholders at the Annual Meeting to approve on an advisory (non-binding) basis the executive compensation of our named executive officers. Accordingly, stockholders will vote on approval of the following resolution:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis section, the accompanying compensation tables, and the related narrative disclosure.

This vote is non-binding. The Board of Directors and Compensation Committee expect to take the outcome of the vote into account when considering future executive compensation decisions, to the extent they can determine the cause or causes of any significant negative voting results.

As described in detail under the “Executive Compensation - Compensation Discussion and Analysis” section of this Proxy Statement, our executive compensation program is intended to produce the best possible results for both our investor clients and stockholders. Executive compensation is designed to reward executives for their contribution to our Company’s success and to align executive’s interests with those of our stockholders. We provide the following elements of compensation to our named executive officers, each of which is described in detail in “Executive Compensation - Compensation Discussion and Analysis":

(i)	cash compensation, consisting of a base salary;

(ii)	annual cash bonuses;

(iii)	mandatory deferred compensation;

(iv)	equity‑based compensation and related distributions of earnings of our operating company; and

(v)	perquisites.

Stockholders are encouraged to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure to better understand the compensation of our named executive officers.

Our Board of Directors, upon recommendation of the Compensation Committee, recommends a vote FOR approval of the above resolution.

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION
        Under Section 14A of the Exchange Act, the Company is required to seek an advisory, non-binding stockholder vote on the frequency of submission to stockholders of the advisory vote on executive compensation at least once every six years. Stockholders have the opportunity to vote on whether this "say-on-pay" vote will occur once every year, every two years, every three years, or they may abstain from voting.

        This vote is non-binding. The Company's Board of Directors and Nominating and Corporate Governance Committee will review the voting results and expect to take the outcome of the vote into account when selecting the frequency of advisory votes on executive compensation.

        The Board of Directors and Nominating and Corporate Governance Committee understand that thoughtful analysis of executive compensation can be time-consuming for stockholders, and that it may be difficult to assess the impact of any changes to our compensation practices within a one or two-year period. Therefore the Board of Directors and Nominating and Corporate Governance Committee are recommending that stockholders vote for the option of once every three years as the frequency with which stockholders will have a "say-on-pay".

        Our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, recommends that stockholders vote for the option of once every three years as the frequency with which stockholders will have an advisory, non-binding vote on executive compensation.

PROPOSAL 5: RATIFICATION OF THE AMENDMENT AND RESTATEMENT OF THE PZENA INVESTMENT MANAGEMENT, LLC AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

On January 31, 2017, our Board of Directors approved an amendment and restatement of the PIM LLC 2006 Equity Incentive Plan. The PIM LLC 2006 Equity Incentive Plan became effective on January 1, 2007, was amended and restated as of October 30, 2007, and was further amended on April 5, 2013 and December 2, 2014. We are asking our stockholders to ratify the January 31, 2017 amendment and restatement.

Our Board of Directors recommends that stockholders vote FOR the ratification of the amendment and restatement of the PIM LLC 2006 Equity Incentive Plan.

Summary of Amendment and Restatement

Our Board of Directors approved an amendment and restatement of the PIM LLC 2006 Equity Incentive Plan primarily to increase the total number of Class B units of the operating company authorized for issuance under the PIM LLC 2006 Equity Incentive Plan by 10,000,000 units and extend the termination date of the PIM LLC 2006 Equity Incentive Plan to the date that is immediately preceding the tenth anniversary of the date on which the amendment and restatement of the PIM LLC 2006 Equity Incentive Plan is approved by the stockholders of the Company.

Upon the adoption of the April 5, 2013 amendment to the PIM LLC 2006 Equity Incentive Plan Plan, a total of 20,113,996 Class B units were authorized for issuance thereunder. As of March 9, 2017, an aggregate of 15,148,469
Class B unit-based awards had been granted pursuant to the PIM LLC 2006 Equity Incentive Plan and 4,965,527
Class B units remained available for future grants. To date, the Class B unit-based awards granted under the PIM LLC 2006 Equity Incentive Plan have been to employee members of the operating company.

The Board of Directors continues to believe that the PIM LLC 2006 Equity Incentive Plan is an important tool for attracting and retaining very qualified people who are essential to the Company’s success, and in aligning those individuals’ long-term interests with those of our stockholders. In order to continue granting Class B unit-based awards in this manner, the Company will need to increase the authorized number of Class B units available under the PIM LLC 2006 Equity Incentive Plan.

Therefore, on January 31, 2017, the Board of Directors amended and restated the PIM LLC 2006 Equity Incentive Plan, subject to the approval of the Company’s stockholders at the Annual Meeting, to increase by 10,000,000 Class B units the maximum aggregate number of units with respect to which awards may be granted under the PIM LLC 2006 Equity Incentive Plan. The amendment and restatement is intended to ensure that the PIM LLC 2006 Equity Incentive Plan will have available the number of Class B units necessary to meet the needs of the Company, and the Board of Directors believes that approval of the amendment to the PIM LLC 2006 Equity Incentive Plan is in the best interests of the Company and its stockholders.

The original adoption of the PIM LLC 2006 Equity Incentive Plan provided that the PIM LLC 2006 Equity Incentive Plan would terminate on the day immediately prior to the tenth anniversary of its approval by the stockholders of the Company. Therefore, this proposed amendment and restatement of the PIM LLC 2006 Equity Incentive Plan extends its termination date to the day immediately prior to the tenth anniversary of its approval by the stockholders of the Company.

In addition to these changes, the Board of Directors clarified certain terms in the PIM LLC 2006 Equity Incentive Plan including the discretion of the Compensation Committee of the Board of Directors' to restrict the method of exercise of stock options provided for under the PIM LLC 2006 Equity Incentive Plan, and the continued vesting of restricted units in certain specific situations after an employee's separation from employment.

The material features of the PIM LLC 2006 Equity Incentive Plan are summarized under the Equity Compensation Plan Information section under the heading "Pzena Investment Management LLC Amended and Restated 2006 Equity Incentive Plan" in this Proxy. The summary does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the PIM LLC 2006 Equity Incentive Plan.

The description in this Proxy Statement of the proposed amendment and restatement of the PIM LLC 2006 Equity Incentive Plan is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the PIM LLC 2006 Equity Incentive Plan, as amended and restated by the proposed amendment, assuming this proposal is approved, which is attached to this Proxy Statement as Appendix A-1. For convenience of reference, a copy of the PIM LLC 2006 Equity Incentive Plan showing the proposed amendments, with deleted text shown in strikethrough and added text shown as underlined, is attached to this Proxy Statement as Appendix A-2.

PROPOSAL 6:    RATIFICATION OF THE AMENDMENT AND RESTATEMENT OF THE PZENA INVESTMENT MANAGEMENT, INC. 2007 EQUITY INCENTIVE PLAN

On January 31, 2017, our Board of Directors approved an amendment and restatement of the 2007 Equity Incentive Plan. The 2007 Equity Incentive Plan was adopted on October 24, 2007, and amended on May 19, 2009. We are asking our stockholders to ratify the January 31, 2017 amendment and restatement.

Our Board of Directors recommends that stockholders vote FOR the ratification of the amendment and restatement of the 2007 Equity Incentive Plan.

Our Board of Directors approved an amendment and restatement of the 2007 Equity Incentive Plan primarily to (i) increase the total number of shares of Class A common stock authorized for issuance under the 2007 Equity Incentive Plan by 10,000,000 shares, (ii) extend the termination date of the 2007 Equity Incentive Plan to the tenth anniversary of the date on which the amendment and restatement of the 2007 Equity Incentive Plan is approved by the stockholders of the Company and (iii) to preserve the Company’s ability to deduct “qualified performance-based compensation” granted to certain executive officers, without regard to the limitation imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Increase of the total number of shares of Class A common stock authorized for issuance under the 2007 Equity Incentive Plan

Upon the adoption of the 2007 Equity Incentive Plan on October 24, 2007, a total of 640,379 shares of Class A common stock were authorized and reserved for issuance thereunder; and on October 30, 2007, the Company filed an S-8 with the SEC to register the 640,379 shares of our Class A common stock that may be issued under the 2007 Equity Incentive Plan. Upon the adoption of the May 19, 2009 amendment to the 2007 Equity Incentive Plan, an additional 6,419,279 shares of Class A common stock were authorized and reserved for issuance thereunder; and on November 25, 2009, the Company filed an S-8 with the SEC to register the additional 6,419,279 shares of our Class A common stock that could then be issued under the 2007 Equity Incentive Plan. As of March 9, 2017, an aggregate of 4,749,705 shares were outstanding which were issued under our 2007 Equity Incentive Plan, and 2,309,953 shares of Class A common stock remained available for future grants. To date, the Class A shares granted under the 2007 Equity Incentive Plan have been to the non-employee directors of Pzena Investment Management, Inc., and certain non-member employees of our operating company.

The Board of Directors continues to believe that the 2007 Equity Incentive Plan is an important factor in attracting and retaining the high caliber employees essential to the Company's success, and in aligning those individuals' long-term interests with those of our stockholders. The Company would like the flexibility to be able to continue to grant employee-related awards with either Class A common stock at the Pzena Investment Management, Inc. level through the 2007 Equity Incentive Plan, or with Class B units at the Pzena Investment Management, LLC level through the 2006 Equity Incentive Plan. While the Class B units issuable under the PIM LLC 2006 Equity Incentive Plan are exchangeable for Class A common stock (subject to certain restrictions), approving this Proposal would ensure that the Company has sufficient shares of Class A common stock available to grant directly to employees under the 2007 Equity Incentive Plan.

Therefore, on January 31, 2017, the Board of Directors amended and restated the 2007 Equity Incentive Plan, subject to the approval of the Company's stockholders at the 2009 Annual Meeting of stockholders, to increase by 10,000,000 shares of Class A common stock the maximum aggregate number of shares with respect to which awards may be granted under the 2007 Equity Incentive Plan. The amendment and restatement is intended to ensure that the 2007 Equity Incentive Plan will have available the number of shares of Class A common stock necessary to meet the needs of the Company, and the Board of Directors believes that approval of the amendment to the 2007 Equity Incentive Plan is in the best interests of the Company and its stockholders.

Extension of the Termination Date

The original adoption of the 2007 Equity Incentive Plan provided that the 2007 Equity Incentive Plan would terminate on the tenth anniversary of its approval by the stockholders of the Company. Therefore, this proposed amendment and restatement of the 2007 Equity Incentive Plan extends its termination date to the tenth anniversary of its approval by the stockholders of the Company.

Approval of Performance Goals

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally limits the Company’s ability to deduct certain compensation paid to each of our “covered employees” to $1 million in a taxable year, unless the compensation meets the requirements of “qualified performance-based compensation” under Section 162(m). Section 162(m) requires stockholder approval of the plan under which the “qualified performance-based compensation” may be granted, including approval of the performance measures pursuant to which such awards may be paid. If stockholders approve the 2007 Equity Incentive Plan, assuming that all other requirements under Section 162(m) are met, we may be able to obtain tax deductions with respect to awards issued thereunder to our “covered employees” through our 2022 Annual Meeting. If stockholders do not approve this Proposal, the Company generally will be limited in its ability to grant certain performance-based awards and avail ourselves of certain tax deductions.

The Compensation Committee may designate awards granted under the 2007 Equity Incentive Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Section 162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or function within the Company or an affiliate over a performance term to be designated by the Compensation Committee:

•
earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items);

•	pre-tax income or after-tax income;

•	earnings per common share (basic or diluted);

•	operating profit;

•	revenue, revenue growth or rate of revenue growth;

•	return on assets (gross or net), return on investment, return on capital, or return on equity;

•	returns on sales or revenues;

•	operating expenses;

•	stock price appreciation;

•	cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital;

•	implementation or completion of critical projects or processes;

•	economic value created;

•	cumulative earnings per share growth;

•	operating margin or profit margin;

•	common stock price or total stockholder return;

•	cost targets, reductions and savings, productivity and efficiencies;

•
strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons;

•
personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and

•	any combination of, or a specified increase in, any of the foregoing

The Compensation Committee may provide, at the time the performance goals are established (or such other time not prohibited by Section 162(m)), that any evaluation of performance shall be adjusted to include or exclude or otherwise objectively adjust for specified circumstances or events that occur during a performance period, including, without limitation: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary unusual, infrequent or non-recurring items as described in the then-current accounting principles and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses; (h) gains or losses on the sale of assets; (i) severance, contract termination and other costs relating to certain business activities; (j) gains or losses from the early extinguishment of debt; (k) extraordinary gains and losses; (l) the effect of any statements issued by the Financial Accounting Standards Board or its committees; (m) currency fluctuations; (n) expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions; and (o) any changes in the business, operations, corporate structure, or capital structure of the Company, or manner in which the Company conducts business.. Any payment of a Section 162(m) award will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied

In addition to these changes, the Board of Directors clarified certain terms in the 2007 Equity Incentive Plan including, to establish award limits to individuals and to members of the Board of Directors, to allow grantees to exercise stock options for fewer than one hundred (100) full shares of Class A common stock, to correct the use of certain defined terms, to clarify the certain terms in the 2007 Equity Incentive plan relating to Section 409A and 162(m) of the of the tax code.

The material features of the 2007 Equity Incentive Plan are summarized under the Equity Compensation Plan Information under the heading “Pzena Investment Management, Inc. 2007 Equity Incentive Plan” in this Proxy. The summary does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the 2007 Equity Incentive Plan.

The description in this Proxy Statement of the proposed amendment and restatement of the 2007 Equity Incentive Plan is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the 2007 Equity Incentive Plan, as amended and restated by the proposed amendment, assuming this proposal is approved, which is attached to this Proxy Statement as Appendix B-1. For convenience of reference, a copy of the 2007 Equity Incentive Plan showing the proposed amendments, with deleted text shown in strikethrough and added text shown as underlined, is attached to this Proxy Statement as Appendix B-2.

PROPOSAL 7 — APPROVAL OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Board of Directors has approved and is recommending to our stockholders for their approval an amendment and restatement to our Amended and Restated Certificate of Incorporation to provide that the Company’s stockholders may remove any director from office, with or without cause, and various other conforming changes as provided in Appendix C-1.

Our Board of Directors recommends that stockholders vote FOR the ratification of the amendment and restatement of the Amended and Restated Certificate of Incorporation substantially in the form attached to this Proxy Statement as Appendix C-1.

Article FIFTH of our Amended and Restated Certificate of Incorporation currently provides that the Company’s stockholders may remove directors from office only for cause. For Delaware corporations without a classified Board of Directors (such as the Company at this time), Delaware law may require that stockholders be afforded the right to remove directors from office with or without cause. The proposed amendment and restatement to the Company’s Amended and Restated Certificate of Incorporation is intended to clarify the right of Company stockholders under our Amended and Restated Certificate of Incorporation to remove directors from office with or without cause. The proposed amendment and restatement also removed reference to the termination of the original Board of Directors' term in 2008 and specific references to our IPO. Finally, the proposed amendment and restatement makes conforming changes to reflect that, if approved by stockholders, the Certificate of Incorporation would be the "Second Amended and Restated Certificate of Incorporation" of the Company.

The proposed amendment and restatement, if approved by stockholders, would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware incorporating the amendment, which we would expect to do as soon as practicable after the amendment is adopted. The date left blank in the form attached as Appendix C-1 will be filled in with such date of filing.

The description in this Proxy Statement of the proposed amendment and restatement of the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated Certificate of Incorporation, as amended and restated by the proposed amendment, assuming this proposal is approved, which is attached to this Proxy Statement as Appendix C-1. For convenience of reference, a copy of the Amended and Restated Certificate of Incorporation showing the proposed amendments, with deleted text shown in strikethrough and added text shown as underlined, is attached to this Proxy Statement as Appendix C-2.

OTHER MATTERS

Other Matters to be Considered at the Annual Meeting

The Board of Directors does not know of any other business to be presented at the Annual Meeting and does not intend to bring other matters before the Annual Meeting. Under the advance notice provisions of our by-laws, for business to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must have given timely notice of the proposal and the proposal must be in proper written form. Our by-laws define what constitutes timely notice and what constitutes proper written form for a stockholder proposal. We have not received any stockholder proposals that comply with the requirements of our by-laws as they relate to stockholders’ proposals and, accordingly, no stockholder proposals will be acted upon at the Annual Meeting. Should any other matters come before the meeting, the persons named in the accompanying proxy card are authorized to vote in their discretion on such matters.

Solicitation of Proxies

We will bear the cost of solicitation of proxies from our stockholders. In addition to solicitation by mail, the directors and certain officers and employees of our Company may solicit proxies personally. These persons will receive no additional compensation for such services, but will be reimbursed for reasonable out-of-pocket expenses. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock, and we will reimburse them for their reasonable out-of-pocket expenses.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC and NYSE reports of ownership on Form 3 and changes in ownership (including changes in ownership of derivative securities representing the right to acquire our securities) on Forms 4 and 5. Such executive officers, directors and greater than 10% shareholders are required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of such reports and written representations from our directors and executive officers, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% shareholders were complied with on a timely basis during our fiscal year ended December 31, 2016, except a Form 4 reporting the vesting of 89,686 Phantom Class B units, which had been previously reported, into Class B units of our Operating Company by Mr. Peterson due to an internal administrative oversight.

Stockholder Proposals for the Next Annual Meeting

In order for a stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act to be included in the proxy statement relating to our next annual meeting of stockholders, it must be received by us at our office, 320 Park Avenue, 8th Floor, New York, New York 10022 (Attention: Corporate Secretary), no later than [December XX, 2017].

If a stockholder intends to present a proposal for consideration at our 2017 annual meeting of stockholders outside of the processes of Rule 14a-8, including nominating candidates for election as directors, notice of such proposal or nomination must be delivered to our office at 320 Park Avenue, 8th Floor, New York, New York 10022 (Attention: Corporate Secretary) not less than 90 nor more than 120 days prior to the anniversary date of the 2017 Annual Meeting of Stockholders. As a result, notice of such proposal or nomination must be received no earlier than January 23, 2018 and no later than February 22, 2018.

Stockholders intending to present a proposal for consideration at an annual meeting outside the processes of Rule 14a-8, including nominating candidates for elections as directors, must comply with the requirements related thereto set forth in our by-laws.

The deadlines above are calculated by reference to the mailing date of the proxy materials for this year’s Annual Meeting and the date of this year’s Annual Meeting. If the date of next year’s annual meeting changes by more than 30 days (i.e., it is held earlier than April 24, 2018 or later than June 22, 2018 we will inform stockholders of such change, and the effect of such change on the deadlines given above, by including notice under Item 5 of Part II in our earliest possible Quarterly Report on Form 10-Q, or, if that is impracticable, by other means reasonably calculated to inform our stockholders of such change and the new deadlines.

Annual Report on Form 10-K of the Company

A copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2016 is enclosed with this Proxy Statement. The Annual Report on Form 10-K included with this Proxy Statement includes financial statements for our fiscal year ended December 31, 2016, but excludes exhibits. Our Annual Report on Form 10-K, which includes the financial statements and exhibits, is available on our website at www.pzena.com.

We will provide, without charge, to any holder of our shares of common stock as of the Record Date, additional copies of our Form 10-K, including the financial statements, but excluding the exhibits, for our fiscal year ended December 31, 2016. Stockholders who wish to receive an additional copy of our Form 10-K should send their requests to us at 320 Park Avenue, 8th Floor, New York, New York 10022 (Attention: Corporate Secretary). Each such request should include a statement by the person making the request that he or she is a beneficial owner of shares of our common stock as of the Record Date.

Householding Information

The SEC permits companies and intermediaries (such as brokers and banks) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to those stockholders. This process, which is commonly referred to as “householding,” is intended to reduce the volume of duplicate information stockholders receive and also reduce expenses for companies. While we do not utilize householding, some intermediaries may be householding our proxy materials and our annual reports. Once you have received notice from your broker or another intermediary that they will be householding materials to your address, householding will continue until you are notified otherwise, or until you revoke your consent. If you hold your shares through an intermediary that sent a single copy of this Proxy Statement and a single copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2016 to multiple stockholders in your household, we will promptly deliver a separate copy of each of these documents to you if you send a written request to us at our principal executive offices located at 320 Park Avenue, 8th Floor, New York, New York 10022 (Attention: Corporate Secretary), or call us at (212) 355-1600. If you hold your shares through an intermediary that is utilizing householding and you want to receive separate copies of our annual report and proxy statement in the future, you should contact your bank, broker or other nominee record holder.

By order of the Board of Directors,

Joan F. Berger
Corporate Secretary

New York, New York
April [XX], 2017

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, HOLDERS OF COMMON STOCK ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE MEETING UNLESS YOU FIRST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

Appendix A-1: Amended and Restated Pzena Investment Management, LLC 2006 Equity Incentive Plan

Table of Contents

Page

1. Purpose	1
2. Definitions	1
3. Term of the Plan	5
4. Administration	5
5. Authorization of Grants	5
6. Specific Terms of Awards	7
7. Adjustment Provisions	11
8. Settlement of Awards	13
9. No Special Employment or Other Rights	14
10. Nonexclusivity of the Plan	14
11. Termination and Amendment of the Plan and Awards	14
12. Notices and Other Communications	15
13. Governing Law	15

A-1

PZENA INVESTMENT MANAGEMENT, LLC
Amended and Restated 2006 Equity Incentive Plan

1.	Purpose

Pzena Investment Management, LLC originally adopted the Pzena Investment Management, LLC Amended and Restated 2006 Equity Incentive Plan (the “Plan”) effective as of October 30, 2007. The Plan was later amended and restated as of April 5, 2013. The Plan is hereby amended and restated and shall be effective upon its approval by the stockholders of Pzena Investment Management, Inc. at its Annual Meeting of Stockholders to be held on May 23, 2017 (or, if the vote on the Plan is postponed, such other date on which a stockholders’ meeting to vote to approve the Plan occurs). If the Plan, as amended and restated, is not so approved, then the Plan, as in effect immediately prior to such Annual Meeting, shall remain in effect. This Plan is intended to encourage ownership of Class B Units of the Company by persons providing services to the Company and/or its subsidiaries, including members of the Company and employees and consultants of the Company and/or its subsidiaries, and to provide additional incentives for them to promote the success of the Company’s business.

2.	Definitions

As used in this Plan, the following terms shall have the following meanings, except as otherwise provided in the Award Agreement:
2.1    Accelerate, Accelerated, and Acceleration, when used with respect to an Option or Unit-Based Award, means that as of the time of reference the Option or Unit-Based Award will vest and, if applicable, will become exercisable with respect to some or all of the Class B Units or cash equivalent for which such Option or Unit-Based Award was not then otherwise exercisable by its terms, and, when used with respect to Restricted Units, means that the Risk of Forfeiture otherwise applicable to the Class B Units shall expire with respect to some or all of the Class B Units then otherwise subject to the Risk of Forfeiture.

2.2    Award means any grant or sale pursuant to the Plan of Options, Restricted Units, Unit Grants or other Unit-Based Awards or LTIP Units.

2.3    Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

2.4    Cause means “Cause”, as described in the Operating Agreement, provided that references to an “Employee Member” shall be replaced by references to a “Participant.”

2.5    Class A Stock means Class A common stock, par value $0.01 per share, of Pzena Investment Management, Inc.

A-1--1

2.6    Class B Unit means a “Class B Unit” in the Company, as defined in the Operating Agreement.

2.7    Client means “Client”, as described in the Operating Agreement, provided that references to an “Employee Member” shall be replaced by references to a “Participant.”

2.8    Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder. To the extent that reference is made to any particular section of the Code, such reference shall be, where the context so admits, to any corresponding provisions of any succeeding law.

2.9    Committee means any committee of the board of directors of Pzena Investment Management, Inc., in its capacity as the Managing Member of the Company, that is delegated responsibility by such board of directors for the administration of the Plan, as provided in Section 4 of the Plan; provided, that such committee shall be comprised solely of directors of Pzena Investment Management, Inc. who are (a) “non-employee directors” under Rule 16b-3 of the Exchange Act, (b) “outside directors” under Code Section 162(m) and (c) “independent directors” pursuant to New York Stock Exchange requirements. For any period during which no such committee is in existence, “Committee” shall mean the Managing Member and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Managing Member.

2.10    Company means Pzena Investment Management, LLC, a limited liability company organized under the laws of the State of Delaware.

2.11    Confidential Information means “Confidential Information”, as defined in the Operating Agreement.

2.12    Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

2.13    Fair Market Value of a Class B Unit on any given date means such value as the Committee, in its sole discretion, shall determine in good faith using any reasonable method; provided that in the case of a determination of the exercise price of an Option, such determination shall be made in a manner which permits the Option to be exempt from the application of Section 409A of the Code. In making a determination of Fair Market Value, the Committee shall take into account the information available with respect to the value of the Company, which factors may include (but are not limited to) (i) if the Class A Stock is listed for trading on the New York Stock Exchange or any other national securities exchange, the closing price per share of Class A stock on the applicable exchange on that date (or, if no closing price is reported, the last reported sale price) and (ii) discounts for lack of marketability of the Class B Units or waivers of benefits under the Tax Receivable Agreement, dated October 30, 2007, by and among Pzena Investment Management, Inc., the Company and the Continuing Members and Existing Members named on the signature pages thereto.

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2.14    Good Reason means the occurrence of any of the following events without either (i) the Participant’s prior written consent; or (ii) full cure within 30 days after the Participant gives written notice to the Company describing the event in reasonable detail and requesting cure: any material diminution in the Participant’s title, responsibilities or authority with the Company; or any relocation of the Participant’s place of employment to a location that is more than 50 miles from both the Company’s principal office and the Participant’s then current principal residence.

2.15    Grant Date means the date as of which an Option is granted, as determined under Section 6.1(a).

2.16    Investment Advisory Services means any services that involve (i) the management of an investment account or fund (or portions thereof or a group of investment accounts or funds), (ii) the giving of advice with respect to the investment and/or reinvestment of assets or funds (or any group of assets or funds), or (iii) otherwise acting as an “investment adviser” within the meaning of the Investment Advisers Act of 1940, as amended (whether or not required to be registered under such act), and performing activities related or incidental thereto, provided that “Investment Advisory Services” shall exclude any service in respect of which no compensation or economic benefit is provided directly or indirectly to any person in respect of such service.

2.17    IPO means the initial public offering of Class A Stock, as contemplated in the registration statement on Form S-1 of Pzena Investment Management, Inc. (No. 333-143660).

2.18    LTIP Unit means a certain class or classes of membership interests in the Company which, upon the occurrence of certain events, may convert into Class B Units.

2.19    Managing Member has the meaning set forth in the Operating Agreement

2.20    Obligations means the Participant not engaging in any of the following activities: (i) directly or indirectly, whether as an officer, director, owner, partner, investor, member, adviser, representative, consultant, agent, employee, co-venturer or otherwise, providing Investment Advisory Services, except in the performance of his duties with the Company, or engaging, or assisting others to engage, in whole or in part, in any business in competition with the business of the Company, (ii) directly or indirectly (other than in the course of performing his duties to the Company) (a) soliciting the hiring of or hiring any employee of the Company or any person who, within the prior six months, had been an employee of the Company, assisting in, or encouraging such hiring by any person or encouraging any such employee to terminate or alter his relationship with the Company; (b) in competition with the Company, soliciting, seeking, inducing, pursuing in any way, or accepting a business relationship of any kind with, any person who is a Client of the Company, including by way of indirect or sub-advisory arrangements (such obligation to include the duty of the Participant to decline any such offered business activity even if unsolicited); (c) otherwise soliciting, encouraging or inducing any Client to terminate or reduce its business or relationship with the Company; or (d) otherwise take any action or have any communication with any person the purpose of which is, or the reasonably likely effect of which could be, to cause any such Client to terminate, alter, reduce, modify or restrict in any way its relationship or business with the Company; or (iii) except as required by law or on the written request or with the written consent of the Company, disclosing any Confidential Information, directly or indirectly, or using Confidential Information in any way.

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2.21    Operating Agreement means the Company’s Amended and Restated Operating Agreement, dated as of October 30, 2007, as in effect from time to time.

2.22    Option means an option to purchase Class B Units of the Company.

2.23    Optionee means a Participant to whom an Option shall have been granted under the Plan.

2.24    Participant means any holder of an outstanding Award under the Plan.

2.25    Plan means this Pzena Investment Management, LLC 2006 Amended and Restated Equity Incentive Plan, as amended from time to time, and including any attachments or addenda hereto.

2.26    Restricted Units means Class B Units issued or sold to a Participant subject to a Risk of Forfeiture.

2.27    Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Units, during which such Restricted Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.28    Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Units, including a right in the Company to reacquire the Restricted Units at less than their then Fair Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.29    Securities Act means the Securities Act of 1933, as amended from time to time.

2.30    Unit Grant means a grant of Class B Units not subject to restrictions or other forfeiture conditions.

2.31    Unit-Based Award means an Award granted pursuant to Section 6.4 of the Plan.

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3.	Term of the Plan

Unless the Plan shall have been earlier terminated by the Company, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan or any amendment and restatement of the Plan by the stockholders of the Company and ending immediately prior to the tenth anniversary of such date. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan.

4.	Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Managing Member may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to one or more “executive officers” (as defined under applicable rules promulgated under the Exchange Act) the authority to grant Awards hereunder to employees who are not executive officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the member, employee or consultant to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by such members, employees and consultants, their present and potential contributions to the success of the Company, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

5.	Authorization of Grants

5.1    Eligibility. The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any service provider to the Company or any of its subsidiaries, including members of the Company and employees and consultants of the Company and/or its subsidiaries.

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5.2    General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in Section 6), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. Restricted Units and Units Grants under the Plan shall at all times be subject to the terms of the Operating Agreement.

5.3    Non-Transferability of Awards. Awards shall not be transferable, and no Awards or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. Notwithstanding the foregoing, Unit Grants and, following lapse of the Restriction Period, Restricted Units may be transferred in accordance with the provisions of the Operating Agreement.

5.4    Conditions to Receipt of Awards.
(a)No prospective Participant shall have any rights with respect to an Award unless and until such Participant has executed an agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.
(b)Notwithstanding anything herein to the contrary, no Award of Options, Restricted Units, Unit Grants, other Unit- Based Awards, LTIP Units and no issuance of Class B Units upon exercise of an Option or the settlement of any Unit-Based Award, may be made to a person who has committed any act which could serve as a basis for (i) denial, suspension or revocation of the registration of any investment adviser, including the Company, under Section 203(e) of the Investment Advisers Act of 1940, as amended, or Rule 206(4)-4(b) thereunder, or for disqualification of any investment adviser, including the Company, as an investment adviser to a registered investment company pursuant to Sections 9(a) or 9(b) of the Investment Company Act of 1940, as amended, (ii) precluding the Company from acting as a fiduciary by operation of Section 411 of the Employee Retirement Income Security Act of 1974, as amended, or (iii) the Company failing to qualify as a “qualified professional asset manager” within the meaning of Department of Labor Prohibited Transaction Exemption 84-14.
(c)Each Award of Restricted Units, Unit Grants, other Unit-based Awards or LTIP Units and each issuance of Class B Units to the recipient of an Award of Options upon exercise of the Options or upon settlement of a Unit-Based Award, shall be conditioned upon the recipient’s execution of the Operating Agreement or an agreement of accession thereto.

5.5    Units Subject to Plan. The maximum number of Class B Units reserved for the grant or settlement of Awards under the Plan shall be 30,113,996 Class B Units, subject to adjustment as provided herein. If any Class B Units subject to an Award are forfeited, canceled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Class B Units to the Participant, the Class B Units with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, Class B Units that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any Class B Units exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan.

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6.	Specific Terms of Awards

6.1    Options.
(a)Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement.

(b)Exercise Price. The price at which a Class B Unit may be acquired under each Option shall be no less than 100% of the Fair Market Value of such Class B Unit on the Grant Date.

(c)Option Period. The exercise period with respect to each Option shall be determined in the sole discretion of the Committee and specified in each Award Agreement; provided, however, that no Option may be exercised on or after the tenth anniversary of the Grant Date.

(d)Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine and as set forth in each Award Agreement. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time.

(e)Termination of Association with the Company - Generally. Unless the Committee shall provide otherwise for any Award with respect to any Option and except as provided in Section 6.1(f), if the Optionee’s employment or other association with the Company ends for any reason, any outstanding Option of the Optionee shall cease to be exercisable in any respect and shall terminate not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event (and to the extent not then exercisable, shall terminate as of the date of such event), after giving effect to the last sentence of this Section 6(e). Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee’s reemployment rights, if any, are guaranteed by statute or by contract. Notwithstanding anything contained herein to the contrary, unless the Committee shall otherwise provide, an Optionee shall immediately become fully vested in all Options if (i) such Optionee dies while employed by or providing services to the Company, (ii) such Optionee’s employment with or provision of services to the Company is terminated by the Company without Cause or (iii) such Optionee voluntarily terminates the provision of services to or employment with the Company with Good Reason; provided, that any termination of an Optionee’s employment (x) by reason of the Company’s waiver of any termination notice period given by an Optionee or (y) by the Company after such Optionee has given notice of voluntary termination will, in either case, be deemed a voluntary termination as of the date of the Optionee’s actual termination of employment.

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(f)Termination of Association with the Company Following Ten Years of Continuous Service. Notwithstanding anything contained herein to the contrary and unless the Committee shall provide otherwise for any Award with respect to any Option, in the event the Optionee voluntarily terminates employment or other association with the Company and has, as of the time of such termination, been employed by or providing services to the Company for a continuous period of no less than ten years, then (i) such Optionee will, subject to the Optionee’s continued compliance with the Obligations, continue to vest in any outstanding Options held by the Optionee in accordance with the vesting schedule set forth in the Award Agreement and (ii) any outstanding Option of the Optionee will remain outstanding until the earlier to occur of (x) the expiration date of such Option and (y) the date the Optionee violates any of the Obligations.

(g)Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 12, specifying the number of Class B Units with respect to which the Option is then being exercised. Where the exercise of an Option is to be accompanied by payment, the Committee may determine the required or permitted forms of payment, subject to the following: (a) all payments will be by cash or check acceptable to the Committee, or (b) if so permitted by the Committee, (i) through the delivery of Class B Units that have a Fair Market Value equal to the exercise price, except where payment by delivery of Class B Units would adversely affect the Company’s results of operations under U.S. generally accepted accounting principles or where payment by delivery of Class B Units outstanding for less than six months would require application of securities laws relating to profit realized on such Class B Units, (ii) by other means acceptable to the Committee, or (iii) by means of withholding of Class B Units, with an aggregate Fair Market Value equal to (A) the aggregate exercise price and (B) unless the Company is precluded or restricted from doing so under debt covenants or the Committee determines otherwise, minimum statutory withholding taxes with respect to such exercise, or (iv) by any combination of the foregoing permissible forms of payment. The delivery of Class B Units in payment of the exercise price under clause (g)(i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Committee may prescribe.

(h)No Certificates. Class B Units are not represented by certificates. The “issuance” of Class B Units pursuant to the exercise of an Option granted under the Plan shall not require the creation or delivery of a certificate or other evidence of ownership, other than that provided by the applicable Award Agreement, but instead only the Company’s recognition of the Optionee on its books and records as the beneficial holder of such Class B Units.

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(i)Rights Pending Exercise. No person holding an Option shall be deemed for any purpose to be a member of the Company with respect to any of the Class B Units issuable pursuant to his or her Option, except to the extent that the Option shall have been exercised with respect thereto.

6.2    Restricted Units.

(a)    Purchase Price. Class B Units or Restricted Units shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)    No Certificates. Class B Units are not represented by certificates. The “issuance” of Class B Units or Restricted Units under the Plan shall not require the creation or delivery of a certificate or other evidence of ownership, other than that provided by the applicable Award Agreement, but instead only the Company’s recognition of the Participant on its books and records as the beneficial holder of such Class B Units or Restricted Units.

(c)    Restrictions and Restriction Period. During the Restriction Period applicable to Restricted Units, such Restricted Units shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(d)    Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Units, the Participant shall have all of the rights of a holder of Class B Units of the Company, including the right to receive any distributions with respect to, the Restricted Units.

(e)    Termination of Association with the Company - Generally. Unless the Committee shall provide otherwise for any Award of Restricted Units and except as provided in Section 6.2(f), upon termination of a Participant’s employment or other association with the Company and its subsidiaries for any reason during the Restriction Period, all Restricted Units still subject to Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association if it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract. Notwithstanding anything contained herein to the contrary, unless the Committee provides otherwise, the Restriction Period applicable to Restricted Units shall immediately lapse if (i) such Participant dies while employed by or providing services to the Company, (ii) such Participant’s employment with or provision of services to the Company is terminated by the Company without Cause or (iii) such Participant voluntarily terminates the provision of services to or employment with the Company with Good Reason; provided, that any termination of a Participant’s employment (x) by reason of the Company’s waiver of any termination notice period given by a Participant or (y) by the Company after such Participant has given notice of voluntary termination will, in either case, be deemed a voluntary termination as of the date of the Participant’s actual termination of employment.

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(f)    Termination of Association with the Company Following Ten Years of Continuous Service. Notwithstanding anything contained herein to the contrary and unless the Committee shall provide otherwise for any Award of Restricted Units, in the event a Participant voluntarily terminates employment or other association with the Company and has, as of the time of such termination, been employed by or providing services to the Company for a continuous period of no less than ten years, then such Participant will, subject to the Participant’s continued compliance with the Obligations, continue to vest in any outstanding Restricted Units subject to a Risk of Forfeiture in accordance with the vesting schedule set forth in the Award Agreement .

6.3    Unit Grants. Class B Unit Grants shall be awarded solely in recognition of significant contributions to the success of the Company, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Unit Grants shall be made without forfeiture conditions of any kind.

6.4    Unit-Based Awards. The Committee, in its sole discretion, may grant Awards of phantom Class B Units and other Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of a Class B Unit. Such Unit-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Class B Units (or the equivalent cash value of such Class B Units) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Unit-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine: (a) the number of Class B Units to be awarded under (or otherwise related to) such Unit-Based Awards; (b) whether such Unit-Based Awards shall be settled in cash, Class B Units or a combination of cash and Class B Units; and (c) all other terms and conditions of such Unit-Based Awards (including, without limitation, the vesting provisions thereof).

6.5    LTIP Units. LTIP Units may be granted as free-standing awards or in tandem with other Awards under the Plan, and may be valued by reference to the Class B Units, and will be subject to such other conditions and restrictions as the Committee, in its sole and absolute discretion, may determine, including, but not limited to, continued employment or service, computation of financial metrics and/or achievement of pre-established performance goals and objectives. LTIP Units, whether vested or unvested, may entitle the participant to receive, currently or on a deferred or contingent basis, distributions or distribution equivalent payments with respect to the number of Class B Units corresponding to the LTIP Unit or other distributions from the Company and the Committee may provide in the applicable Award Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Class B Units or LTIP Units. The LTIP Units granted under the Plan will be subject to such terms and conditions as may be determined by the Administrator in its sole and absolute discretion, including, but not limited to the conversion ratio, if any, pursuant to which LTIP Units may be exchanged for Class B Units in accordance with the terms of the Operating Agreement. LTIP Units may be structured as “profits interests,” “capital interests” or other types of interests for federal income tax purposes.

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6.6    Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award.

7.	Adjustment Provisions

7.1    Adjustment for Company Actions. Subject to Section 7.2, if subsequent to the adoption of the Plan by the Company the outstanding Class B Units are increased, decreased, or exchanged for a different number or kind of units or other securities, or if additional units or new or different units or other securities are distributed with respect to Class B Units, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, dividend, unit split, reverse unit split, or other similar distribution with respect to such Class B Units, the Committee shall make an adjustment, to the extent appropriate and proportionate, in (i) the numbers and kinds of Class B Units or other securities subject to the then outstanding Awards, and (ii) the exercise price for each Class B Unit or other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable).

7.2    Reorganizations. Upon a sale, merger, reorganization, separation or liquidation of the Company or a sale of all or substantially all of the Company’s assets, except to the extent modified by an applicable Award Agreement, the Committee shall have the discretion, exercisable either in advance of such a transaction or at the time thereof, to provide for one or more of the following: (i) the continuation of outstanding Awards after the transaction without change (ii) the cash-out of outstanding Options as of the time of the transaction as part of the transaction for an amount equal to the difference between the price that would have been paid for the Class B Units subject to such outstanding Options if such Options were exercised upon the closing of such transaction and the exercise price of such outstanding Options; provided that if the exercise price of the Options exceeds the price that would have been paid for the Class B Units subject to the outstanding Options if such Options were exercised upon the closing of the transaction, then such Options may be cancelled without making a payment to the Optionees, (iii) the expiration of the exercise period for outstanding Options upon the closing of the transaction, (iv) the cancellation of outstanding Restricted Units and/or Unit-Based Awards and payment to the Participants holding such Restricted Units and/or Unit-Based Awards equal to the value of the underlying Class B Units as of the closing date of the transaction, in such form and at such time as the Committee shall determine, (v) a requirement that the buyer in the transaction assume outstanding Options and/or Restricted Units and/or Unit-Based Awards, (vi) a requirement that the buyer in the transaction substitute outstanding Options with comparable options to purchase the equity interests of the buyer or its parent and/or substitute outstanding Restricted Units and/or Unit-Based Awards with comparable restricted stock or units of the buyer or its parent, and (vii) the Acceleration of outstanding Options, Restricted Units and Unit-Based Awards. Each outstanding Option, Restricted Unit and Unit-Based Award that is assumed in connection with such a transaction, or is otherwise to continue in effect subsequent to the transaction, will be appropriately adjusted, immediately after the transaction, as to the number and class of securities and, with respect to an Option, the price at which it may be exercised, in accordance with Section 7.1.

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7.3    Dissolution or Liquidation. Upon dissolution or liquidation of the Company, other than as part of a transaction referred to in Section 7.2, each outstanding Option shall terminate, but the Optionee (if at the time in the employ of or otherwise associated with the Company) shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option to the extent exercisable on the date of dissolution or liquidation.

7.4    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any Company action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Units, a Company separation, spin-off, split off or other reorganization or liquidation, the Committee shall make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances.

7.5    Related Matters. Any adjustment in Awards made pursuant to this Section 7 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture and applicable repurchase prices for Restricted Units and Unit-Based Awards, which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and Company action other than as expressly contemplated in this Section 7. No fraction of a Class B Unit shall be issued or purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of Class B Units covered by an Award shall cause such number to include a fraction of a Class B Unit, such number of Class B Units shall be adjusted to the nearest smaller whole number of Class B Units.

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8.	Settlement of Awards

8.1    Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of Class B Units or LTIP Units covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of such Class B Units or LTIP Units, as applicable, until approval shall have been obtained from such governmental agencies as may be required under any applicable law, rule, or regulation, and the Company shall take all reasonable efforts to obtain such approval.

8.2    Restrictions on Rights in Units. Any Class B Unit or LTIP Unit to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Formation of the Company, as amended from time to time, and the Operating Agreement, as amended from time to time.

8.3    Investment Representations. The Company shall be under no obligation to issue any Class B Units or LTIP Units covered by any Award unless the intended recipient has made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such Class B Units or LTIP Units, as applicable, will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the Class B Units or LTIP Units, as applicable, for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such Class B Units or LTIP Units.

8.4    Registration. If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any Class B Units or LTIP Units issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Class B Units or LTIP Units, as applicable for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its Managing Member, officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of Class B Units or LTIP Units, as applicable, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any Class B Units or LTIP Units, as applicable, during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities.

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8.5    Tax Withholding. Whenever Class B Units or LTIP Units are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company in cash an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) coincident with the recipient’s exercise of such Option or receipt of Class B Units or LTIP Units, as applicable. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.

9.	No Special Employment or Other Rights

Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company or any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate employment or consulting agreement, any provision of law, the Company’s Certificate of Formation or the Operating Agreement to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company or any of its subsidiaries.

10.	Nonexclusivity of the Plan

The adoption of the Plan by the Company shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of options and restricted units other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

11.	Termination and Amendment of the Plan and Awards

The Company may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Company otherwise expressly provides, or may deem necessary or appropriate to comply with applicable law, including without limitation the provisions of Section 409A of the Code, no termination or amendment of the Plan may adversely affect the rights of the recipient of an Award previously granted hereunder without the consent of the recipient of such Award.
The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, and further provided that, other than as the Committee may deem necessary or appropriate to comply with applicable law, including without limitation the provisions of Section 409A of the Code, no amendment or modification of an outstanding Award may adversely affect the rights of the recipient of such Award without his or her consent.

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12.	Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or by facsimile with a confirmation copy by regular, certified or overnight mail, addressed or sent by facsimile, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of the Managing Member, or to such other address or facsimile number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of mailing, when received by the addressee, and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

13.	Governing Law

The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof.

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Appendix A-2: Marked Copy of the Amended and Restated Pzena Investment Management, LLC 2006 Equity Incentive Plan

1.	Purpose

Pzena Investment Management, LLC ~~hereby adopts this~~originally adopted the Pzena Investment Management, LLC Amended and Restated 2006 Equity Incentive Plan  (the “Plan”) effective as of October 30, 2007. The Plan was later amended and restated as of April 5, 2013.  The Plan is hereby amended and restated and shall be effective upon its approval by the stockholders of Pzena Investment Management, Inc. at its Annual Meeting of Stockholders to be held on May 23, 2017 (or, if the vote on the Plan is postponed, such other date on which a stockholders’ meeting to vote to approve the Plan occurs). If the Plan, as amended and restated, is not so approved, then the Plan, as in effect immediately prior to such Annual Meeting, shall remain in effect. This Plan is intended to encourage ownership of Class B Units of the Company by persons providing services to the Company and/or its subsidiaries, including members of the Company and employees and consultants of the Company and/or its subsidiaries, and to provide additional incentives for them to promote the success of the Company’s business.

2.	Definitions

As used in this Plan, the following terms shall have the following meanings, except as otherwise provided in the Award Agreement:

2.1. Accelerate, Accelerated, and Acceleration, when used with respect to an Option or Unit-Based Award, means that as of the time of reference the Option or Unit- Based Award will vest and, if applicable, will become exercisable with respect to some or all of the Class B Units or cash equivalent for which such Option or Unit-Based Award was not then otherwise exercisable by its terms, and, when used with respect to Restricted Units, means that the Risk of Forfeiture otherwise applicable to the Class B Units shall expire with respect to some or all of the Class B Units then otherwise subject to the Risk of Forfeiture.

2.2. Award means any grant or sale pursuant to the Plan of Options, Restricted Units, Unit Grants or other Unit-Based Awards or LTIP Units.

2.3. Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

2.4. Cause means “Cause”, as described in the Operating Agreement, provided that references to an “Employee Member” shall be replaced by references to a “Participant.”

2.5. Class A Stock means Class A common stock, par value $0.01 per share, of Pzena Investment Management, Inc.

2.6. Class B Unit means a “Class B Unit” in the Company, as defined in the Operating Agreement.

2.7. Client means “Client”, as described in the Operating Agreement, provided that references to an “Employee Member” shall be replaced by references to a “Participant.”

2.8. Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder. To the extent that reference is made to any particular section of the Code, such reference shall be, where the context so admits, to any corresponding provisions of any succeeding law.

2.9. Committee means any committee of the board of directors of Pzena Investment Management, Inc., in its capacity as the Managing Member of the Company, that is delegated responsibility by such board of directors for the administration of the Plan, as provided in Section 4 of the Plan; provided, that such committee shall be comprised solely of directors of Pzena Investment Management, Inc. who are (a) “non- employee directors” under Rule 16b-3 of the Exchange Act, (b) “outside directors” under Code Section 162(m) and (c) “independent directors” pursuant to New York Stock Exchange requirements.  For any period during which no such committee is in existence, “Committee” shall mean the Managing Member and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Managing Member.

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2.10. Company means Pzena Investment Management, LLC, a limited liability company organized under the laws of the State of Delaware.

2.11. Confidential Information means “Confidential Information”, as defined in the Operating Agreement.

2.12. Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

2.13. Fair Market Value of a Class B Unit on any given date means such value as the Committee, in its sole discretion, shall determine in good faith using any reasonable method; provided that in the case of a determination of the exercise price of an Option, such determination shall be made in a manner which permits the Option to be exempt from the application of Section 409A of the Code. In making a determination of Fair Market Value, the Committee shall take into account the information available with respect to the value of the Company, which factors may include (but are not limited to) (i) if the Class A Stock is listed for trading on the New York Stock Exchange or any other national securities exchange, the closing price per share of Class A stock on the applicable exchange on that date (or, if no closing price is reported, the last reported sale price) and (ii) discounts for lack of marketability of the Class B Units or waivers of benefits under the Tax Receivable Agreement, dated October 30, 2007, by and among Pzena Investment Management, Inc., the Company and the Continuing Members and Existing Members named on the signature pages thereto.

2.14. Good Reason means the occurrence of any of the following events without either (i) the Participant’s prior written consent; or (ii) full cure within 30 days after the Participant gives written notice to the Company describing the event in reasonable detail and requesting cure: any material diminution in the Participant’s title, responsibilities or authority with the Company; or any relocation of the Participant’s place of employment to a location that is more than 50 miles from both the Company’s principal office and the Participant’s then current principal residence.

2.15. Grant Date means the date as of which an Option is granted, as determined under Section 6.1(a).

2.16. Investment Advisory Services means any services that involve (i) the management of an investment account or fund (or portions thereof or a group of investment accounts or funds), (ii) the giving of advice with respect to the investment and/or reinvestment of assets or funds (or any group of assets or funds), or (iii) otherwise acting as an “investment adviser” within the meaning of the Investment Advisers Act of 1940, as amended (whether or not required to be registered under such act), and performing activities related or incidental thereto, provided that “Investment Advisory Services” shall exclude any service in respect of which no compensation or economic benefit is provided directly or indirectly to any person in respect of such service.

2.17. IPO means the initial public offering of Class A Stock, as contemplated in the registration statement on Form S-1 of Pzena Investment Management, Inc. (No. 333- 143660).

2.18. LTIP Unit means a certain class or classes of membership interests in the Company which, upon the occurrence of certain events, may convert into Class B Units.

2.19. Managing Member has the meaning set forth in the Operating Agreement

2.20. Obligations means the Participant not engaging in any of the following  ~~activies~~activities: (i) directly or indirectly, whether as an officer, director, owner, partner, investor, member, adviser, representative, consultant, agent, employee, co-venturer or otherwise, providing Investment Advisory Services, except in the performance of his duties with the Company, or engaging, or assisting others to engage, in whole or in part, in any business in competition with the business of the Company, (ii) directly or indirectly (other than in the course of performing his duties to the Company) (a) soliciting the hiring of or hiring any employee of the Company or any person who, within the prior six months, had been an employee of the Company, assisting in, or encouraging such hiring by any person or encouraging any such employee to terminate or alter his relationship with the Company; (b) in competition with the Company, soliciting, seeking, inducing, pursuing in any way, or accepting a business relationship of any kind with, any person who is a Client of the Company, including by way of indirect or sub-advisory arrangements (such obligation to include the duty of the Participant to decline any such offered business activity even if unsolicited); (c) otherwise soliciting, encouraging or inducing any Client to terminate or reduce its business or

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relationship with the Company; or (d) otherwise take any action or have any communication with any person the purpose of which is, or the reasonably likely effect of which could be, to cause any such Client to terminate, alter, reduce, modify or restrict in any way its relationship or business with the Company; or (iii) except as required by law or on the written request or with the written consent of the Company, disclosing any Confidential Information, directly or indirectly, or using Confidential Information in any way.

2.21. Operating Agreement means the Company’s Amended and Restated Operating Agreement, dated as of October 30, 2007, as in effect from time to time.

2.22. Option means an option to purchase Class B Units of the Company.

2.23. Optionee means a Participant to whom an Option shall have been granted under the Plan.

2.24. Participant means any holder of an outstanding Award under the Plan.

2.25. Plan means this Pzena Investment Management, LLC 2006 Amended and Restated Equity Incentive Plan, as amended from time to time, and including any attachments or addenda hereto.

2.26. Restricted Units means Class B Units issued or sold to a Participant subject to a Risk of Forfeiture.

2.27. Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Units, during which such Restricted Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.28. Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Units, including a right in the Company to reacquire the Restricted Units at less than their then Fair Market Value, arising because of the occurrence or non- occurrence of specified events or conditions.

2.29. Securities Act means the Securities Act of 1933, as amended from time to time.

2.30. Unit Grant means a grant of Class B Units not subject to restrictions or other forfeiture conditions.

2.31. Unit-Based Award means an Award granted pursuant to Section 6.4 of the Plan.

3.	Term of the Plan

 Unless the Plan shall have been earlier terminated by the Company, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan ~~by~~or any amendment and restatement of the Plan by the stockholders of the Company and ending immediately prior to the tenth anniversary of such date. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan.

4.	Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Managing Member may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to one or more “executive officers” (as defined under applicable rules promulgated under the Exchange Act) the authority to grant Awards hereunder to employees who are not executive officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or

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from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the member, employee or consultant to receive the Award and the form of Award.  In making such determinations, the Committee may take into account the nature of the services rendered by such members, employees and consultants, their present and potential contributions to the success of the Company, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

5.	Authorization of Grants

5.1. Eligibility. The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any service provider to the Company or any of its subsidiaries, including members of the Company and employees and consultants of the Company and/or its subsidiaries.

5.2. General Terms of Awards.  Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in Section 6), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. Restricted Units and Units Grants under the Plan shall at all times be subject to the terms of the Operating Agreement.

5.3. Non-Transferability of Awards. Awards shall not be transferable, and no Awards or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. Notwithstanding the foregoing, Unit Grants and, following lapse of the Restriction Period, Restricted Units may be transferred in accordance with the provisions of the Operating Agreement.

5.4. Conditions to Receipt of Awards.

(a)                 No prospective Participant shall have any rights with respect to an Award unless and until such Participant has executed an agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

(b)                 Notwithstanding anything herein to the contrary, no Award of Options, Restricted Units, Unit Grants, other Unit- Based Awards, LTIP Units and no issuance of Class B Units upon exercise of an Option or the settlement of any Unit-Based Award, may be made to a person who has committed any act which could serve as a basis for (i) denial, suspension or revocation of the registration of any investment adviser, including the Company, under Section 203(e) of the Investment Advisers Act of 1940, as amended, or Rule 206(4)-4(b) thereunder, or for disqualification of any investment adviser, including the Company, as an investment adviser to a registered investment company pursuant to Sections 9(a) or 9(b) of the Investment Company Act of 1940, as amended, (ii) precluding the Company from acting as a fiduciary by operation of Section 411 of the Employee Retirement Income Security Act of 1974, as amended, or (iii) the Company failing to qualify as a “qualified professional asset manager” within the meaning of Department of Labor Prohibited Transaction Exemption 84-14.

(c)                 Each Award of Restricted Units, Unit Grants, other Unit-based Awards or LTIP Units and each issuance of Class B Units to the recipient of an Award of Options upon exercise of the Options or upon settlement of a Unit-Based Award, shall be conditioned upon the recipient’s execution of the Operating Agreement or an agreement of accession thereto.

5.5. Units Subject to Plan. The maximum number of Class B Units reserved for the grant or settlement of Awards under the Plan shall be ~~20~~30,113,996 Class B Units, subject to adjustment as provided herein. If any Class B Units subject to an Award are forfeited, canceled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Class B Units to the Participant, the Class B Units with respect to such Award shall, to the extent of any such forfeiture,

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cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, Class B Units that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any Class B Units exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan.

6.	Specific Terms and Awards

6.1. Options.

(a)              Date of Grant.  The granting of an Option shall take place at the time specified in the Award Agreement.

(b)              Exercise Price.  The price at which a Class B Unit may be acquired under each Option shall be no less than 100% of the Fair Market Value of such Class B Unit on the Grant Date.

(c)              Option Period. The exercise period with respect to each Option shall be determined in the sole discretion of the Committee and specified in each Award Agreement; provided, however, that no Option may be exercised on or after the tenth anniversary of the Grant Date.

(d)              Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine and as set forth in each Award Agreement.  In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time.

(e)              Termination of Association with the Company - Generally. Unless the Committee shall provide otherwise for any Award with respect to any Option and except as provided in Section 6.1(f), if the Optionee’s employment or other association with the Company ends for any reason, any outstanding Option of the Optionee shall cease to be exercisable in any respect and shall terminate not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event (and to the extent not then exercisable, shall terminate as of the date of such event), after giving effect to the last sentence of this Section 6(e). Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee’s reemployment rights, if any, are guaranteed by statute or by contract. Notwithstanding anything contained herein to the contrary, unless the Committee shall otherwise provide, an Optionee shall immediately become fully vested in all Options if (i) such Optionee dies while employed by or providing services to the Company, (ii) such Optionee’s employment with or provision of services to the Company is terminated by the Company without Cause or (iii) such Optionee voluntarily terminates the provision of services to or employment with the Company with Good Reason; provided, that any termination of an Optionee’s employment (x) by reason of the Company’s waiver of any termination notice period given by an Optionee or (y) by the Company after such Optionee has given notice of voluntary termination will, in either case, be deemed a voluntary termination as of the date of the Optionee’s actual termination of employment.

(f)              Termination of Association with the Company Following Ten Years of Continuous Service.  Notwithstanding anything contained herein to the contrary and unless the Committee shall provide otherwise for any Award with respect to any Option, in the event the Optionee voluntarily terminates employment or other association with the Company and has, as of the time of such termination, been employed by or providing services to the Company for a continuous period of no less than ten years, then (i) such Optionee will, subject to the Optionee’s continued compliance with the Obligations, continue to vest in any outstanding Options held by the Optionee in accordance with the vesting schedule set forth in the Award Agreement and (ii) any outstanding Option of the Optionee will remain outstanding until the earlier to occur of (x) the expiration date of such Option and (y) the date the Optionee violates any of the Obligations.

(g)              Method of Exercise.  An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 12, specifying the number of Class B Units with respect to which the Option is then being

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exercised. Where the exercise of an Option is to be accompanied by payment, the Committee may determine the required or permitted forms of payment, subject to the following: (a) all payments will be by cash or check acceptable to the Committee, or (b) if so permitted by the Committee, (i) through the delivery of Class B Units that have a Fair Market Value equal to the exercise price, except where payment by delivery of Class B Units would adversely affect the Company’s results of operations under U.S. generally accepted accounting principles or where payment by delivery of Class B Units outstanding for less than six months would require application of securities laws relating to profit realized on such Class B Units, (ii) by other means acceptable to the Committee, or (iii) by means of withholding of Class B Units, with an aggregate Fair Market Value equal to (A) the aggregate exercise price and (B) unless the Company is precluded or restricted from doing so under debt covenants or the Committee determines otherwise, minimum statutory withholding taxes with respect to such exercise, or (iv) by any combination of the foregoing permissible forms of payment.  The delivery of Class B Units in payment of the exercise price under clause (g)(i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Committee may prescribe.

(h)              No Certificates.  Class B Units are not represented by certificates. The “issuance” of Class B Units pursuant to the exercise of an Option granted under the Plan shall not require the creation or delivery of a certificate or other evidence of ownership, other than that provided by the applicable Award Agreement, but instead only the Company’s recognition of the Optionee on its books and records as the beneficial holder of such Class B Units.

(i)              Rights Pending Exercise. No person holding an Option shall be deemed for any purpose to be a member of the Company with respect to any of the Class B Units issuable pursuant to his or her Option, except to the extent that the Option shall have been exercised with respect thereto.

6.2. Restricted Units

(a)              Purchase Price. Class B Units or Restricted Units shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)              No Certificates.  Class B Units are not represented by certificates. The “issuance” of Class B Units or Restricted Units under the Plan shall not require the creation or delivery of a certificate or other evidence of ownership, other than that provided by the applicable Award Agreement, but instead only the Company’s recognition of the Participant on its books and records as the beneficial holder of such Class B Units or Restricted Units.

(c)              Restrictions and Restriction Period. During the Restriction Period applicable to Restricted Units, such Restricted Units shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement.  Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(d)              Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Units, the Participant shall have all of the rights of a holder of Class B Units of the Company, including the right to receive any distributions with respect to, the Restricted Units.

(e)              Termination of Association with the Company - Generally. Unless the Committee shall provide otherwise for any Award of Restricted Units and except as provided in Section 6.2(f), upon termination of a Participant’s employment or other association with the Company and its subsidiaries for any reason during the Restriction Period, all Restricted Units still subject to Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association if it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract. Notwithstanding anything contained herein to the contrary, unless the Committee provides otherwise, the Restriction Period applicable to Restricted Units shall immediately lapse if (i) such Participant dies while employed by or providing services to the Company, (ii) such Participant’s employment with or provision of services to the Company is terminated by the Company without Cause or (iii) such Participant voluntarily terminates the provision of services to or employment with the Company with Good Reason; provided, that any termination of a Participant’s employment (x) by reason of the Company’s waiver of any

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termination notice period given by a Participant or (y) by the Company after such Participant has given notice of voluntary termination will, in either case, be deemed a voluntary termination as of the date of the Participant’s actual termination of employment.

(f)              Termination of Association with the Company Following Ten Years of Continuous Service. Notwithstanding anything contained herein to the contrary and unless the Committee shall provide otherwise for any Award of Restricted Units ~~with respect to any Option~~, in the event a Participant voluntarily terminates employment or other association with the Company and has, as of the time of such termination, been employed by or providing services to the Company for a continuous period of no less than ten years, then ~~(i)~~ such Participant will, subject to the Participant’s continued compliance with the Obligations, continue to vest in any outstanding Restricted Units subject to a Risk of Forfeiture in accordance with the vesting schedule set forth in the Award Agreement ~~and (ii) any outstanding Restricted Units held by the Participant will remain outstanding until the earlier to occur of (x) the expiration date of such Restricted Units and (y) the date the Participant violates any of the Obligations~~.

6.3. Unit Grants.  Class B Unit Grants shall be awarded solely in recognition of significant contributions to the success of the Company, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Unit Grants shall be made without forfeiture conditions of any kind.

6.4. Unit-Based Awards. The Committee, in its sole discretion, may grant Awards of phantom Class B Units and other Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of a Class B Unit.  Such Unit-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Class B Units (or the equivalent cash value of such Class B Units) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Unit-Based Awards may be granted alone or in addition to any other Awards granted under the Plan.  Subject to the provisions of the Plan, the Committee shall determine:  (a) the number of Class B Units to be awarded under (or otherwise related to) such Unit-Based Awards; (b) whether such Unit-Based Awards shall be settled in cash, Class B Units or a combination of cash and Class B Units; and (c) all other terms and conditions of such Unit-Based Awards (including, without limitation, the vesting provisions thereof).

6.5. LTIP Units.  LTIP Units may be granted as free-standing awards or in tandem with other Awards under the Plan, and may be valued by reference to the Class B Units, and will be subject to such other conditions and restrictions as the Committee, in its sole and absolute discretion, may determine, including, but not limited to, continued employment or service, computation of financial metrics and/or achievement of pre- established performance goals and objectives. LTIP Units, whether vested or unvested, may entitle the participant to receive, currently or on a deferred or contingent basis, distributions or distribution equivalent payments with respect to the number of Class B Units corresponding to the LTIP Unit or other distributions from the Company and the Committee may provide in the applicable Award Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Class B Units or LTIP Units. The LTIP Units granted under the Plan will be subject to such terms and conditions as may be determined by the Administrator in its sole and absolute discretion, including, but not limited to the conversion ratio, if any, pursuant to which LTIP Units may be exchanged for Class B Units in accordance with the terms of the Operating Agreement.  LTIP Units may be structured as “profits interests,” “capital interests” or other types of interests for federal income tax purposes.

6.6. Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award.

7.	Adjustment Provisions

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7.1. Adjustment for Company Actions. Subject to Section 7.2, if subsequent to the adoption of the Plan by the Company the outstanding Class B Units are increased, decreased, or exchanged for a different number or kind of units or other securities, or if additional units or new or different units or other securities are distributed with respect to Class B Units, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, dividend, unit split, reverse unit split, or other similar distribution with respect to such Class B Units, the Committee shall make an adjustment, to the extent appropriate and proportionate, in
(i) the numbers and kinds of Class B Units or other securities subject to the then outstanding Awards, and (ii) the exercise price for each Class B Unit or other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable).

7.2. Reorganizations.  Upon a sale, merger, reorganization, separation or liquidation of the Company or a sale of all or substantially all of the Company’s assets, except to the extent modified by an applicable Award Agreement, the Committee shall have the discretion, exercisable either in advance of such a transaction or at the time thereof, to provide for one or more of the following: (i) the continuation of outstanding Awards after the transaction without change (ii) the cash-out of outstanding Options as of the time of the transaction as part of the transaction for an amount equal to the difference between the price that would have been paid for the Class B Units subject to such outstanding Options if such Options were exercised upon the closing of such transaction and the exercise price of such outstanding Options; provided that if the exercise price of the Options exceeds the price that would have been paid for the Class B Units subject to the outstanding Options if such Options were exercised upon the closing of the transaction, then such Options may be cancelled without making a payment to the Optionees, (iii) the expiration of the exercise period for outstanding Options upon the closing of the transaction, (iv) the cancellation of outstanding Restricted Units and/or Unit-Based Awards and payment to the Participants holding such Restricted Units and/or Unit-Based Awards equal to the value of the underlying Class B Units as of the closing date of the transaction, in such form and at such time as the Committee shall determine, (v) a requirement that the buyer in the transaction assume outstanding Options and/or Restricted Units and/or Unit-Based Awards, (vi) a requirement that the buyer in the transaction substitute outstanding Options with comparable options to purchase the equity interests of the buyer or its parent and/or substitute outstanding Restricted Units and/or Unit-Based Awards with comparable restricted stock or units of the buyer or its parent, and (vii) the Acceleration of outstanding Options, Restricted Units and Unit-Based Awards.  Each outstanding Option, Restricted Unit and Unit-Based Award that is assumed in connection with such a transaction, or is otherwise to continue in effect subsequent to the transaction, will be appropriately adjusted, immediately after the transaction, as to the number and class of securities and, with respect to an Option, the price at which it may be exercised, in accordance with Section 7.1.

7.3. Dissolution or Liquidation. Upon dissolution or liquidation of the Company, other than as part of a transaction referred to in Section 7.2, each outstanding Option shall terminate, but the Optionee (if at the time in the employ of or otherwise associated with the Company) shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option to the extent exercisable on the date of dissolution or liquidation.

7.4. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any Company action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Units, a Company separation, spin-off, split off or other reorganization or liquidation, the Committee shall make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances.

7.5. Related Matters.  Any adjustment in Awards made pursuant to this Section 7 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture and applicable repurchase prices for Restricted Units and Unit-Based Awards, which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and Company action other than as expressly contemplated in this Section 7.  No fraction of a Class B Unit shall be issued or purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of Class B Units covered by an Award shall cause such number to include a fraction of a Class B Unit, such number of Class B Units shall be adjusted to the nearest smaller whole number of Class B Units.

8.	Settlement of Awards

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8.1. Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of Class B Units or LTIP Units covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of such Class B Units or LTIP Units, as applicable, until approval shall have been obtained from such governmental agencies as may be required under any applicable law, rule, or regulation, and the Company shall take all reasonable efforts to obtain such approval.

8.2. Restrictions on Rights in Units. Any Class B Unit or LTIP Unit to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Formation of the Company, as amended from time to time, and the Operating Agreement, as amended from time to time.

8.3. Investment Representations.  The Company shall be under no obligation to issue any Class B Units or LTIP Units covered by any Award unless the intended recipient has made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such Class B Units or LTIP Units, as applicable, will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the Class B Units or LTIP Units, as applicable, for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such Class B Units or LTIP Units.

8.4. Registration.  If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any Class B Units or LTIP Units issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Class B Units or LTIP Units, as applicable for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its Managing Member, officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.  In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of Class B Units or LTIP Units, as applicable, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any Class B Units or LTIP Units, as applicable, during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities.

8.5. Tax Withholding. Whenever Class B Units or LTIP Units are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company in cash an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) coincident with the recipient’s exercise of such Option or receipt of Class B Units or LTIP Units, as applicable.  The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.

9.	No Special Employment or Other Rights

Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company or any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate employment or consulting agreement, any provision of law, the Company’s Certificate of Formation or the Operating Agreement to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company or any of its subsidiaries.

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10.	Nonexclusivity of the Plan

The adoption of the Plan by the Company shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of options and restricted units other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

11.	Termination and Amendment of the Plan and Awards

The Company may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Company otherwise expressly provides, or may deem necessary or appropriate to comply with applicable law, including without limitation the provisions of Section 409A of the Code, no termination or amendment of the Plan may adversely affect the rights of the recipient of an Award previously granted hereunder without the consent of the recipient of such Award.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, and further provided that, other than as the Committee may deem necessary or appropriate to comply with applicable law, including without limitation the provisions of Section 409A of the Code, no amendment or modification of an outstanding Award may adversely affect the rights of the recipient of such Award without his or her consent.

12.	Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or by facsimile with a confirmation copy by regular, certified or overnight mail, addressed or sent by facsimile, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of the Managing Member, or to such other address or facsimile number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of mailing, when received by the addressee, and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

13.	Governing Law

The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof.

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Appendix B-1: Amended and Restated Pzena Investment Management, Inc. 2007 Equity Incentive Plan

As Adopted
by the Board of Directors of
Pzena Investment Management, Inc.
on October 24, 2007
(Amended and restated as of January 31, 2017)

Pzena Investment Management, Inc.
Equity Incentive Plan

1.	PURPOSE; TYPES OF AWARDS; CONSTRUCTION.
The purposes of the Pzena Investment Management, Inc. Equity Incentive Plan are to attract, motivate and retain (a) employees of the Company and any Subsidiary or Affiliate, (b) independent contractors who provide significant services to the Company, any Subsidiary or Affiliate and (c) nonemployee directors of the Company, any Subsidiary or any Affiliate. The Plan is also designed to encourage stock ownership by such persons, thereby aligning their interest with those of the Company’s stockholders and to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Code. Pursuant to the provisions hereof, there may be granted stock options (including “incentive stock options” and “non-qualified stock options”), and other stock-based awards, including but not limited to restricted stock, restricted stock units, dividend equivalents, performance units, Stock Appreciation Rights (payable in cash or shares) and other long-term stock-based or cash-based Awards. Notwithstanding any provision of the Plan, to the extent that any Award would be subject to Section 409A of the Code, no such Award may be granted if it would fail to comply with the requirements set forth in Section 409A of the Code and any regulations or guidance promulgated thereunder.

2.	DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below, except as otherwise provided in the Award Terms:

(a)“Affiliate” means an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(b)“Award” means individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards or Other Cash-Based Awards.

(c)“Award Terms” means any written agreement, contract, or other instrument or document evidencing an Award.

(d)“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(e)“Board” means the Board of Directors of the Company.

(f)“Cause” shall mean, with respect to a Grantee, (a) such Grantee being charged or indicted for a felony involving the Company or any Affiliate’s business, or being convicted of any other felony (or guilty plea, or nolo contendere plea in connection therewith), (b) such Grantee’s willfully and materially defrauding the Company or any Affiliate, or (c) such Grantee’s committing a willful and material breach of such Grantee’s obligations to protect the Company or any Affiliate’s confidential information, such Grantee’s obligation of loyalty to the Company or any Affiliate or such Grantee’s obligation to comply with the Company or any Affiliate’s Code of Ethics or any other compliance regulations, policies or procedures, (d) the gross negligence or willful misconduct of such Grantee in the performance of such Grantee’s duties which gross negligence or willful misconduct has the purpose, or the reasonable likely effect, of causing material harm to the Company or any Affiliate, or (e) such Grantee fails to maintain in good standing any and all licenses, registrations or other permits necessary for the performance of his duties hereunder. For purposes of the definition of Cause, “materially,” and “material” shall mean damages caused to the Company or any Affiliate in excess of $100,000 or any significant damage to the reputation of the Company or any Affiliate.

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(g)“Change in Control” shall have the meaning set forth in Section 7(b) hereof.

(h)“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)“Committee” means the Compensation Committee of the Board. Unless otherwise determined by the Board, the Committee shall be comprised solely of directors who are (a) “nonemployee directors” under Rule 16b-3 of the Exchange Act, (b) “outside directors” under Section 162(m) of the Code and (c) “independent directors” pursuant to New York Stock Exchange requirements.

(j)“Company” means Pzena Investment Management, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

(k)“Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.

(l)“Effective Date” means the date that the Plan is effective as set forth in Section 8(e).

(m)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

(n)“Excise Tax” shall have the meaning set forth in Section 7(d) hereof.

(o)“Fair Market Value” means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) if the Stock is listed for trading on the New York Stock Exchange, the closing sale price per share of Stock on the New York Stock Exchange on that date (or, if no closing sale price is reported, the last reported sale price), (ii) if the Stock is not listed for trading on the New York Stock Exchange, the closing sale price (or, if no closing sale price is reported, the last reported sale price) as reported on that date in composite transactions for the principal national securities exchange registered pursuant to Section 6(g) of the Exchange Act on which the Stock is listed, (iii) if the Stock is not so listed on a national securities exchange, the last quoted bid price for the Stock on that date in the over-the-counter market as reported by Pink Sheets LLC or a similar organization, or (iv) if the Stock is not so quoted by Pink Sheets LLC or a similar organization such value as the Committee, in its sole discretion, shall determine in good faith.

(p)“Grantee” means a person who, as an employee of or independent contractor or nonemployee director with respect to the Company, a Subsidiary or an Affiliate, has been granted an Award under the Plan.

(q)“IPO” means the initial public offering of Stock, as contemplated in the Company’s prospectus, dated October 24, 2007.

(r)“ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(s)“NQSO” means any Option that is designated as a nonqualified stock option.

(t)“Option” means a right, granted to a Grantee under Section 6(b)(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO.

(u)“Other Cash-Based Award” means an Award granted to a Grantee under Section 6(b)(iv) hereof, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

(v)“Other Stock-Based Award” means an Award granted to a Grantee pursuant to Section 6(b)(iv) hereof, that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock including but not limited to performance units, Stock Appreciation Rights (payable in cash or shares) or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms and conditions as permitted under the Plan.

(w)“Performance Goals” means performance goals based on one or more of the following criteria: (i) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or

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extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per common share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xix) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles, if applicable, and shall be subject to certification by the Committee. The Committee may provide that the Performance Goals be adjusted to include or exclude any specified circumstances or events that occurs during a performance period, including, without limitation by way of example but without limitation the following: (A) asset write-downs or impairment charges; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) extraordinary unusual, infrequent or non-recurring items as described in the then-current accounting principles and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year; (F) acquisitions or divestitures; and (G) foreign exchange gains and losses; (H) gains or losses on the sale of assets; (I) severance, contract termination and other costs relating to certain business activities; (J) gains or losses from the early extinguishment of debt; (K) extraordinary gains and losses; (L) the effect of any statements issued by the Financial Accounting Standards Board or its committees; (M) currency fluctuations; (N) expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions; and (O) any changes in the business, operations, corporate structure, or capital structure of the Company, or manner in which the Company conducts business. To the extent such inclusions or exclusions affect Awards to a Covered Employee, they shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.

(x)“Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof and the rules thereunder, except that such term shall not include (1) the Company or any Subsidiary corporation, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary corporation, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(y)“Plan” means this Pzena Investment Management, Inc. Equity Incentive Plan, as amended from time to time.

(z)“Plan Year” means a calendar year.

(aa)“Restricted Stock” means an Award of shares of Stock to a Grantee under Section 6(b)(ii) that may be subject to certain restrictions and to a risk of forfeiture.

(bb)    “Restricted Stock Unit” means a right granted to a Grantee under Section 6(b)(iii) of the Plan to receive Stock or cash at the end of a specified period, which right may be subject to the attainment of Performance Goals in a period of continued employment or other terms and conditions as permitted under the Plan.

(cc)    “Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

(dd)    “Stock” means shares of Class A common stock, par value $0.01 per share, of the Company.

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(ee)    “Stock Appreciation Right” means an Other Stock-Based Award, payable in cash or stock, that entitles a Grantee upon exercise to the excess of the Fair Market Value of the Stock underlying the Award over the base price established in respect of such Stock.

(ff)    “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(gg)    “Total Payments” shall have the meaning set forth in Section 7(d) hereof.

3.	ADMINISTRATION.

(a)The Plan shall be administered by the Committee or, at the discretion of the Board, the Board, provided that any Award to the Chairman of the Board shall be subject to ratification by the Board. In the event the Board is the administrator of the Plan, references herein to the Committee shall be deemed to include the Board. The Board may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Board or the Committee may delegate the ability to grant Awards to employees who are not subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company at the time any such delegated authority is exercised.

(b)The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the power and authority either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including without limitation, the authority to grant Awards, to determine the persons to whom and the time or times at which Awards shall be granted, to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and Performance Goals relating to any Award; to determine Performance Goals no later than such time as is required to ensure that an underlying Award which is intended to comply with the requirements of Section 162(m) of the Code so complies; to determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, accelerated, exchanged, or surrendered (provided that, unless approved by the Company’s stockholders, no Award shall be settled, canceled, forfeited, exchanged or surrendered in exchange or otherwise in consideration for a new Award with a value in excess of the value of such settled, canceled, forfeited, exchanged or surrendered Award); to make adjustments in the terms and conditions (including Performance Goals) applicable to Awards; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Terms (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Terms granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member (or member of the Management Committee) shall be liable for any action or determination made with respect to the Plan or any Award.

4.	ELIGIBILITY.

(a)Awards may be granted to officers, independent contractors, employees and nonemployee directors of the Company or of any of its Subsidiaries and Affiliates; provided, that ISOs shall be granted only to employees (including officers and directors who are also employees) of the Company, its parent or any of its Subsidiaries.

(b)No ISO shall be granted to any employee of the Company, its parent or any of its Subsidiaries if such employee owns, immediately prior to the grant of the ISO, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a Subsidiary, unless the purchase price for the stock under such ISO shall be at least 110% of its Fair Market Value at the time such ISO is granted and the ISO, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling.

5.	STOCK SUBJECT TO THE PLAN.

(a)The maximum number of shares of Stock reserved for the grant or settlement of Awards under the Plan shall be 17,059,658 shares of Stock, and shall be subject to adjustment as provided herein. The aggregate number of shares of Stock made subject to Awards granted during any fiscal year to any single individual shall not exceed 2,000,000 shares of Stock. The

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maximum number of shares of Stock that may be issued upon exercise of ISOs granted under the Plan shall be 17,059,658. No nonemployee director may be granted, in any one fiscal year, Awards with an aggregate maximum value calculated as their respective date of grant, of more than $500,000. Determinations made in respect of the limitation set forth in the preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, canceled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Grantee, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, shares of Stock that are exchanged by a Grantee or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares of Stock exchanged by a Grantee or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

(b)Except as provided in any Award Terms or as otherwise provided in the Plan, in the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards or the total number of Awards issuable under the Plan, (ii) the number and kind of shares of Stock or other property issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award, (iv) the Performance Goals and (v) the individual limitations applicable to Awards; provided that, with respect to ISOs, any adjustment shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder, and provided further that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.

6.	SPECIFIC TERMS OF AWARDS.

(a)General. The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Terms, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or, subject to the requirements of Section 409A of the Code, on a deferred basis.

(b)Awards. The Committee is authorized to grant to Grantees the following Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards.

(i)	Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

(A)	The Award Terms evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

(B)
The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price of an Option per share of Stock be less than the Fair Market Value of a share of Stock as of the date of grant of such Option. The purchase price of Stock as to which an Option is exercised shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check, or other instrument acceptable to the Company, or, with the consent of the Committee, in shares of Stock, valued at the Fair Market Value on the date of exercise (including shares of Stock that otherwise would be distributed to the Grantee upon exercise of the Option), or if there were no sales on such date, on the next preceding day on which there were sales or (if permitted by the Committee and subject to such terms and conditions as it may determine) by surrender of outstanding Awards under the Plan, or the Committee may permit such payment of exercise price by any other method it deems satisfactory in its discretion. In addition, subject to applicable law and pursuant to procedures approved by the Committee, payment of the exercise price may be made through the sale of Stock acquired on exercise

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of the Option, valued at Fair Market Value on the date of exercise, sufficient to pay for such Stock (together with, if requested by the Company, the amount of federal, state or local withholding taxes payable by Grantee by reason of such exercise). Any amount necessary to satisfy applicable federal, state or local tax withholding requirements shall be paid promptly upon notification of the amount due. The Committee may permit such amount of tax withholding to be paid in shares of Stock previously owned by the employee, or a portion of the shares of Stock that otherwise would be distributed to such employee upon exercise of the Option, or a combination of cash and shares of such Stock.

(C)
Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Award Terms; provided that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

(D)
Upon the termination of a Grantee’s employment or service with the Company and its Subsidiaries or Affiliates, the Options granted to such Grantee, to the extent that they are exercisable at the time of such termination, shall remain exercisable for such period as may be provided in the applicable Award Terms, but in no event following the expiration of their term. The treatment of any Option that is unexercisable as of the date of such termination shall be as set forth in the applicable Award Terms.

(E)
Options may be subject to such other conditions including, but not limited to, restrictions on transferability of, or provisions for recovery of, the shares acquired upon exercise of such Options (or proceeds of sale thereof), as the Committee may prescribe in its discretion or as may be required by applicable law.

(ii)	Restricted Stock.

(A)
The Committee may grant Awards of Restricted Stock, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Award Terms (provided that any such Award is subject to the vesting requirements described herein). The vesting of a Restricted Stock Award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary or Affiliate, upon the attainment of specified Performance Goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(B)
The Committee shall determine the price, which, to the extent required by law, shall not be less than par value of the Stock, to be paid by the Grantee for each share of Restricted Stock or unrestricted stock or stock units subject to the Award. Each Award Terms with respect to such stock award shall set forth the amount (if any) to be paid by the Grantee with respect to such Award and when and under what circumstances such payment is required to be made.

(C)
Except as provided in the applicable Award Terms, no shares of Stock underlying a Restricted Stock Award may be assigned, transferred, or otherwise encumbered or disposed of by the Grantee until such shares of Stock have vested in accordance with the terms of such Award.

(D)
If and to the extent that the applicable Award Terms may so provide, a Grantee shall have the right to vote and receive dividends on Restricted Stock granted under the Plan. Unless otherwise provided in the applicable Award Terms, any Stock received as a dividend on or in connection with a stock split of the shares of Stock underlying a Restricted Stock Award shall be subject to the same restrictions as the shares of Stock underlying such Restricted Stock Award.

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(E)
Upon the termination of a Grantee’s employment or service with the Company and its Subsidiaries or Affiliates, the Restricted Stock granted to such Grantee shall be subject to the terms and conditions specified in the applicable Award Terms.

(iii)	Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

(A)
At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such Awards as it, in its discretion, deems appropriate, including, but not limited to, the achievement of Performance Goals. The Committee shall have the authority to accelerate the settlement of any outstanding award of Restricted Stock Units at such time and under such circumstances as it, in its sole discretion, deems appropriate, subject to the requirements of Section 409A of the Code.

(B)
Unless otherwise provided in Award Terms or except as otherwise provided in the Plan, upon the vesting of a Restricted Stock Unit there shall be delivered to the Grantee, as soon as practicable following the date on which such Award (or any portion thereof) vests (but in any event within such period as is required to avoid the imposition of a tax under Section 409A of the Code), that number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

(C)
Subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned or vested), which payments may be either made currently or credited to an account for the Grantee, and may be settled in cash or Stock, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

(D)
Upon the termination of a Grantee’s employment or service with the Company and its Subsidiaries or Affiliates, the Restricted Stock Units granted to such Grantee shall be subject to the terms and conditions specified in the applicable Award Terms.

(iv)	Other Stock-Based or Cash-Based Awards.

(A)
The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including the Performance Goals and performance periods. Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(b)(iv) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Stock, other Awards, notes or other property, as the Committee shall determine, subject to any required corporate action.

(B)
The maximum value of the aggregate payment that any Grantee may receive with respect to Other Cash-Based Awards pursuant to this Section 6(b)(iv) in respect of any annual performance period is $15 million and for any other performance period in excess of one year, such amount multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve. No payment shall be made to a Covered Employee prior to the certification by the Committee that the Performance Goals have been attained. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

(C)	Payments earned in respect of any Cash-Based Award may be decreased or, with respect to any Grantee who is not a Covered Employee, increased in the sole discretion of the

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Committee based on such factors as it deems appropriate. Notwithstanding the foregoing, any Awards may be adjusted in accordance with Section 5(b) hereof.

7.	CHANGE IN CONTROL PROVISIONS.

(a)Unless otherwise determined by the Committee or evidenced in an applicable Award Terms or employment or other agreement, in the event of a Change in Control, the Committee shall have the discretion, exercisable either in advance of such Change in Control or at the time thereof, to provide for one or more of the following:

(i)	the continuation of outstanding Awards after the Change in Control without change;

(ii)
the cash-out of outstanding Options as of the time of the transaction as part of the transaction for an amount equal to the difference between the price that would have been paid for the shares of Stock subject to such outstanding Options if such Options were exercised upon the closing of such transaction and the exercise price of such outstanding Options; provided that if the exercise price of the Options exceeds the price that would have been paid for the shares of Stock subject to the outstanding Options if such Options were exercised upon the closing of the transaction, then such Options may be cancelled without making a payment to the Optionees;

(iii)	the expiration of the exercise period for outstanding Options upon the closing of the transaction;

(iv)
the cancellation of outstanding Restricted Stock, Restricted Stock Units and/or Other Stock-Based Awards and payment to the Grantees holding such Awards equal to the value of the underlying shares of Stock as of the closing date of the transaction, in such form and at such time as the Committee shall determine;

(v)	a requirement that the buyer in the transaction assume outstanding Options and/or Restricted Stock and/or Restricted Stock Units;

(vi)
a requirement that the buyer in the transaction substitute outstanding Options with comparable options to purchase the equity interests of the buyer or its parent and/or substitute outstanding Restricted Stock Units and/or Other Stock-Based Awards with comparable restricted stock or units of the buyer or its parent; and

(vii)	the acceleration of outstanding Options, Restricted Stock Units and Other Stock-Based Awards.

Notwithstanding any other provision of the Plan, in the event of a Change in Control in which the consideration paid to the holders of shares of Stock is solely cash, the Committee may, in its discretion, provide that each Award shall, upon the occurrence of a Change in Control, be canceled in exchange for a payment in an amount equal to (i) the excess of the consideration paid per share of Stock in the Change in Control over the exercise or purchase price (if any) per share of Stock subject to the Award multiplied by (ii) the number of Shares granted under the Award.

(b)A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i)
any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (I) of paragraph (iii) below; or

(ii)
the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

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(iii)
there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (I) a merger or consolidation which results in (A) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) the individuals who comprise the Board immediately prior thereto constituting immediately thereafter at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof, or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)
the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (it being conclusively presumed that any sale or disposition is a sale or disposition by the Company of all or substantially all of its assets if the consummation of the sale or disposition is contingent upon approval by the Company’s stockholders unless the Board expressly determines in writing that such approval is required solely by reason of any relationship between the Company and any other Person or an Affiliate of the Company and any other Person), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity (i) at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition and (ii) the majority of whose board of directors immediately following such sale or disposition consists of individuals who comprise the Board immediately prior thereto.

(c)Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(d)Unless otherwise provided by the Committee or set forth in a Grantee’s Award Terms, notwithstanding the provisions of the Plan, in the event that any payment or benefit received or to be received by the Grantee in connection with a Change in Control or the termination of the Grantee’s employment or service (whether pursuant to the terms of the Plan or any other plan, arrangement or agreement with the Company, any Subsidiary, any Affiliate, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits, “Total Payments”) would be subject (in whole or part), to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then, after taking into account any reduction in the Total Payments provided by reason of Section 280G of the Code in such other plan, arrangement or agreement, the payment or benefit to be received by the Grantee upon a Change in Control shall be reduced to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax but only if the net amount of such Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments) is greater than or equal to the net amount of such Total Payments without such reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments and the amount of Excise Tax to which the Executive would be subject in respect of such unreduced Total Payments).

8.	GENERAL PROVISIONS.

(a)Nontransferability, Deferrals and Settlements. Unless otherwise determined by the Committee or provided in an Award Terms, Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative. Notwithstanding the foregoing, any transfer of Awards to independent third parties for cash consideration without stockholder approval is

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prohibited. Any Award shall be null and void and without effect upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, trustee process or similar process, whether legal or equitable, upon such Award. The Committee may require or permit Grantees to elect to defer the issuance of shares of Stock (with settlement in cash or Stock as may be determined by the Committee or elected by the Grantee in accordance with procedures established by the Committee), or the settlement of Awards in cash under such rules and procedures as established under the Plan to the extent that such deferral complies with Section 409A of the Code and any regulations or guidance promulgated thereunder. It may also provide that deferred settlements include the payment or crediting of interest, dividends or dividend equivalents on the deferral amounts.

(b)No Right to Continued Employment, etc. Nothing in the Plan or in any Award granted or any Award Terms, promissory note or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ or service of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Terms, promissory note or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Grantee’s employment or service.

(c)Clawback. If a Grantee engages in misconduct (as defined herein), the Grantee: (i) forfeits the right to receive any future Awards or other equity-based incentive compensation under the Plan; and (ii) the Company may demand repayment of any Awards or cash payments already received by a Grantee, including without limitation repayment due to making retroactive adjustments to any Awards or cash payments already received by a Grantee under the Plan where such Award or cash payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement as a result of misconduct by the Grantee. The Grantee shall be required to provide repayment within ten (10) days following such written demand. For the purposes of the Plan, “misconduct” means (i) Grantee’s employment or service is terminated for Cause, or (ii) the breach of a noncompete or confidentiality covenant set out in the employment agreement between the Grantee and the Company or an Affiliate, or (iii) the Company has been required to prepare an accounting restatement due to material noncompliance, as a result of fraud or misconduct, with any financial reporting requirement under the securities laws, and the Committee has determined in its sole discretion that the Grantee: (A) had knowledge of the material noncompliance or the circumstances that gave rise to such noncompliance and failed to take reasonable steps to bring it to the attention of appropriate individuals within the Company; or (B) personally and knowingly engaged in practices which materially contributed to the circumstances that enabled a material noncompliance to occur.

(d)Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property with a Fair Market Value not in excess of the minimum amount required to be withheld (except as otherwise determined by the Committee in its sole discretion) and to make cash payments in respect thereof in satisfaction of a Grantee’s tax obligations.

(e)Effective Date; Stockholder Approval; Amendment and Termination. The Plan was originally approved by the Company’s stockholders and effective on October 24, 2007 (the “Effective Date”) and was later amended and restated as of May 19, 2009. The Pzena Investment Management, Inc. Equity Incentive Plan (as Amended and Restated as of January 31, 2017) shall be effective upon its approval by the Company’s stockholders at its Annual Meeting of Stockholders to be held on May 23, 2017 (or, if the vote on the Plan is postponed, such other date on which a stockholders’ meeting to vote to approve the Plan occurs). If the Plan, as amended and restated, is not so approved, then the Plan, as in effect immediately prior to such Annual Meeting, shall remain in effect. The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Grantee under any Award theretofore granted without such Grantee’s consent, or that without the approval of the stockholders (as described below) would, except as provided in Section 5, increase the total number of shares of Stock reserved for the purpose of the Plan. In addition, stockholder approval shall be required with respect to any amendment that materially increases benefits provided under the Plan or materially alters the eligibility provisions of the Plan or with respect to which stockholder approval is required under the rules of any stock exchange on which Stock is then listed. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall terminate on the tenth anniversary of the Effective Date, or, if the stockholders approve an amendment and restatement of the Plan, the tenth anniversary of such approval. No Awards shall be granted under the Plan after such termination date.

(f)No Rights to Awards; No Stockholder Rights. No individual shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. No individual shall have any right to an Award or to payment or settlement under any Award unless and until the Committee or its designee shall have determined that

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an Award or payment or settlement is to be made. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of such shares.

(g)Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

(h)No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i)Regulations and Other Approvals.

(i)
The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)
Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii)
In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(j)Section 409A.

(i)
The Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award, issuance and/or payment is subject to Section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under Section 409A of the Code, (III) unless the Grant specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (IV) in no event shall a Grantee, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code.

(ii)
Any provision of the Plan that would cause an Award, issuance and/or payment to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by applicable law). Any Award that is subject to Section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the Grantee’s separation from service, if required by Section 409A of the Code. If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid within 15 days after the end of the six-month period. If the Grantee dies during such six-month period, any postponed amounts shall be paid within 90 days of the Grantee’s death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be

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made by the Committee or its delegate each year in accordance with Code Section 416(i) and the “specified employee” requirements of Section 409A of the Code.

(k)Section 162(m). Notwithstanding any provision of the Plan or any Award Terms to the contrary, if an Award under the Plan is intended to qualify as performance-based compensation under Section 162(m) of the Code and the regulations issued thereunder and a provision of the Plan or the Award Terms would prevent such Award from so qualifying, such provision shall be administered, interpreted and construed to carry out such intention (or disregarded to the extent such provision cannot be so administered, interpreted or construed).

(l)Disclaimer. Although it is the intent of the Company that the Plan and Awards hereunder, to the extent the Committee deems appropriate and to the extent applicable, comply with Rule 16b-3 and Sections 162(m), 409A and 422 of the Code: (a) none of the Company, the Board, the Committee, or any other person warrants that any Award under the Plan will qualify for favorable tax treatment under any provision of the federal, state, local or non-United States law; and (b) in no event shall any member of the Board or the Committee or the Company (or its employees, officers or directors) have any liability to any Grantee (or any other Person) due to the failure of an Award to satisfy the requirements of Rule 16b-3 or Section 162(m), 409A or 422 of the Code or for any tax, interest, or penalties the Grantee might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

(m)Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

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Appendix B-2: Marked Copy of the Amended and Restated Pzena Investment Management, Inc. 2007 Equity Incentive Plan

As Adopted
by the Board of Directors of
Pzena Investment Management, Inc.
on October 24, 2007
(Amended and restated as of ~~may 19, 2009~~January 31, 2017)

Pzena Investment Management, Inc.
Equity Incentive Plan

1.    PURPOSE; TYPES OF AWARDS; CONSTRUCTION.

The purposes of the Pzena Investment Management, Inc. Equity Incentive Plan are to attract, motivate and retain (a) employees of the Company and any Subsidiary or Affiliate, (b) independent contractors who provide significant services to the Company, any Subsidiary or Affiliate and (c) nonemployee directors of the Company, any Subsidiary or any Affiliate.  The Plan is also designed to encourage stock ownership by such persons, thereby aligning their interest with those of the Company’s stockholders and to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Code. Pursuant to the provisions hereof, there may be granted stock options (including “incentive stock options” and “non-qualified stock options”), and other stock-based awards, including but not limited to restricted stock, restricted stock units, dividend equivalents, performance units, Stock Appreciation Rights (payable in cash or shares) and other long-term stock-based or cash-based Awards.  Notwithstanding any provision of the Plan, to the extent that any Award would be subject to Section 409A of the Code, no such Award may be granted if it would fail to comply with the requirements set forth in Section 409A of the Code and any regulations or guidance promulgated thereunder.

2.    DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below~~:~~, except as otherwise provided in the Award Terms:

(a) “Affiliate” means an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(b) “Award” means individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards or Other Cash-Based Awards.

(c) “Award Terms” means any written agreement, contract, or other instrument or document evidencing an Award.

(d) “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(e)  “Board” means the Board of Directors of the Company.

(f) “Cause” shall mean, with respect to a Grantee, (a) such Grantee being charged or indicted for a felony involving the Company or any Affiliate’s business, or being convicted of any other felony (or guilty plea, or nolo contendere plea in connection therewith), (b) such Grantee’s willfully and materially defrauding the Company or any Affiliate, or (c) such Grantee’s committing a willful and material breach of such Grantee’s obligations to protect the Company or any Affiliate’s confidential information, such Grantee’s obligation of loyalty to the Company or any Affiliate or such Grantee’s obligation to comply with the Company or any Affiliate’s Code of Ethics or any other compliance regulations, policies or procedures, (d) the gross negligence or willful misconduct of such Grantee in the performance of such Grantee’s duties which gross negligence or willful misconduct has the purpose, or the reasonable likely effect, of causing material harm to the Company or any Affiliate, or (e) such Grantee fails to maintain in good standing any and all licenses, registrations or other permits necessary for the performance of his duties hereunder. For purposes of the definition of Cause, “materially,” and “material” shall mean damages caused to the Company or any Affiliate in excess of $100,000 or any significant damage to the reputation of the Company or any Affiliate.

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(g) “Change in Control” shall have the meaning set forth in Section 7(b) hereof.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)  “Committee” means the Compensation Committee of the Board.  Unless otherwise determined by the Board, the Committee shall be comprised solely of directors who are (a) “nonemployee directors” under Rule 16b-3 of the Exchange Act, (b) “outside directors” under Section 162(m) of the Code and (c) “independent directors” pursuant to New York Stock Exchange requirements.

(j)  “Company” means Pzena Investment Management, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

(k) “Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.

(l)  “Effective Date” means the date that the Plan ~~was adopted by the Board.~~is effective as set forth in Section 8(e).

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

(n) “Excise Tax” shall have the meaning set forth in Section 7(d) hereof.

(o) “Fair Market Value” means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee.  Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) if the Stock is listed for trading on the New York Stock Exchange, the closing sale price per share of Stock on the New York Stock Exchange on that date (or, if no closing sale price is reported, the last reported sale price), (ii) if the Stock is not listed for trading on the New York Stock Exchange, the closing sale price (or, if no closing sale price is reported, the last reported sale price) as reported on that date in composite transactions for the principal national securities exchange registered pursuant to Section 6(g) of the Exchange Act on which the Stock is listed, (iii) if the Stock is not so listed on a national securities exchange, the last quoted bid price for the Stock on that date in the over-the-counter market as reported by Pink Sheets LLC or a similar organization, or (iv) if the Stock is not so quoted by Pink Sheets LLC or a similar organization such value as the Committee, in its sole discretion, shall determine in good faith.

(p) “Grantee” means a person who, as an employee of or independent contractor or nonemployee director with respect to the Company, a Subsidiary or an Affiliate, has been granted an Award under the Plan.

(q) “IPO” means the initial public offering of Stock, as contemplated in the Company’s prospectus, dated October 24, 2007.

(r) “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(s) “NQSO” means any Option that is designated as a nonqualified stock option.

(t) “Option” means a right, granted to a Grantee under Section 6(b)(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO.

(u) “Other Cash-Based Award” means an Award granted to a Grantee under Section 6(b)(iv) hereof, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

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(v) “Other Stock-Based Award” means an Award granted to a Grantee pursuant to Section 6(b)(iv) hereof, that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock including but not limited to performance units, Stock Appreciation Rights (payable in cash or shares) or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms and conditions as permitted under the Plan.

(w) “Performance Goals” means performance goals based on one or more of the following criteria: (i) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per common share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xix) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee.  The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). ~~Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles, if applicable, and shall be subject to certification by the Committee; provided that, to the extent an Award is intended to satisfy the performance-based compensation exception to the limits of Section 162(m) of the Code and then to the extent consistent with such exception, the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.~~ Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles, if applicable, and shall be subject to certification by the Committee. The Committee may provide that the Performance Goals be adjusted to include or exclude any specified circumstances or events that occurs during a performance period, including, without limitation by way of example but without limitation the following: (A) asset write-downs or impairment charges; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) extraordinary unusual, infrequent or non-recurring items as described in the then-current accounting principles and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year; (F) acquisitions or divestitures; and (G) foreign exchange gains and losses; (H) gains or losses on the sale of assets; (I) severance, contract termination and other costs relating to certain business activities; (J) gains or losses from the early extinguishment of debt; (K) extraordinary gains and losses; (L) the effect of any statements issued by the Financial Accounting Standards Board or its committees; (M) currency fluctuations; (N) expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions; and (O) any changes in the business, operations, corporate structure, or capital structure of the Company, or manner in which the Company conducts business. To the extent such inclusions or exclusions affect Awards to a Covered Employee, they shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.

(x) “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof and the rules thereunder, except that such term shall not include (1) the Company or any Subsidiary corporation, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary corporation, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a

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corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(y) “Plan” means this Pzena Investment Management, Inc. Equity Incentive Plan, as amended from time to time.

(z) “Plan Year” means a calendar year.

(aa) “Restricted Stock” means an Award of shares of Stock to a Grantee under Section 6(b)(ii) that may be subject to certain restrictions and to a risk of forfeiture.

(bb) “Restricted Stock Unit” means a right granted to a Grantee under Section 6(b)(iii) of the Plan to receive Stock or cash at the end of a specified period, which right may be subject to the attainment of Performance Goals in a period of continued employment or other terms and conditions as permitted under the Plan.

(cc) “Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

(dd) “Stock” means shares of Class A common stock, par value $0.01 per share, of the Company.

(ee)  “Stock Appreciation Right” means an Other Stock-Based Award, payable in cash or stock, that entitles a Grantee upon exercise to the excess of the Fair Market Value of the Stock underlying the Award over the base price established in respect of such Stock.

(ff) “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(gg) “Total Payments” shall have the meaning set forth in Section 7(d) hereof.

3.    ADMINISTRATION.

(a) The Plan shall be administered by the Committee or, at the discretion of the Board, the Board, provided that any Award to the Chairman of the Board shall be subject to ratification by the Board. In the event the Board is the administrator of the Plan, references herein to the Committee shall be deemed to include the Board. The Board may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused.  The Board or the Committee may delegate the ability to grant Awards to employees who are not subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company at the time any such delegated authority is exercised.

(b) The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the power and authority either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including without limitation, the authority to grant Awards, to determine the persons to whom and the time or times at which Awards shall be granted, to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and Performance Goals relating to any Award; to determine Performance Goals no later than such time as is required to ensure that an underlying Award which is intended to comply with the requirements of Section 162(m) of the Code so complies; to determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, accelerated, exchanged, or surrendered (provided that, unless approved by the Company’s stockholders, no Award shall be settled, canceled, forfeited, exchanged or surrendered in exchange or otherwise in consideration for a new Award with a value in excess of the value of such settled, canceled, forfeited, exchanged or surrendered Award); to make adjustments in the terms and conditions (including Performance Goals) applicable to Awards; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award

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Terms (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan.  The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Terms granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency.  No Committee member (or member of the Management Committee) shall be liable for any action or determination made with respect to the Plan or any Award.

4.    ELIGIBILITY.

(a) Awards may be granted to officers, independent contractors, employees and nonemployee directors of the Company or of any of its Subsidiaries and Affiliates; provided, that ISOs shall be granted only to employees (including officers and directors who are also employees) of the Company, its parent or any of its Subsidiaries.

(b) No ISO shall be granted to any employee of the Company, its parent or any of its Subsidiaries if such employee owns, immediately prior to the grant of the ISO, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a Subsidiary, unless the purchase price for the stock under such ISO shall be at least 110% of its Fair Market Value at the time such ISO is granted and the ISO, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling.

5.    STOCK SUBJECT TO THE PLAN.

(a) The maximum number of shares of Stock reserved for the grant or settlement of Awards under the Plan ~~(the “Share Limit”)~~ shall be ~~7~~17,059,658 shares of Stock, and shall be subject to adjustment as provided herein. The aggregate number of shares of Stock made subject to Awards granted during any fiscal year to any single individual shall not exceed ~~0.2% of the Share Limit.~~2,000,000 shares of Stock.  The maximum number of shares of Stock that may be issued upon exercise of ISOs granted under the Plan shall be 17,059,658. No nonemployee director may be granted, in any one fiscal year, Awards with an aggregate maximum value calculated as their respective date of grant, of more than $500,000. Determinations made in respect of the limitation set forth in the preceding sentence shall be made in a manner consistent with Section 162(m) of the Code.  Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, canceled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Grantee, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, shares of Stock that are exchanged by a Grantee or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares of Stock exchanged by a Grantee or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

(b) Except as provided in any Award Terms or as otherwise provided in the Plan, in the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards or the total number of Awards issuable under the Plan, (ii) the number and kind of shares of Stock or other property issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award, (iv) the Performance Goals and (v) the individual limitations applicable to Awards; provided that, with respect to ISOs, any adjustment shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder, and provided further that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.

6.    SPECIFIC TERMS OF AWARDS.

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(a) General.  The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Terms, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or, subject to the requirements of Section 409A of the Code, on a deferred basis.

(b) Awards.  The Committee is authorized to grant to Grantees the following Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards.

(i)    Options.  The Committee is authorized to grant Options to Grantees on the following terms and conditions:

(A)    The Award Terms evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

(B)    The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price of an Option per share of Stock be less than the Fair Market Value of a share of Stock as of the date of grant of such Option. The purchase price of Stock as to which an Option is exercised shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check, or other instrument acceptable to the Company, or, with the consent of the Committee, in shares of Stock, valued at the Fair Market Value on the date of exercise (including shares of Stock that otherwise would be distributed to the Grantee upon exercise of the Option), or if there were no sales on such date, on the next preceding day on which there were sales or (if permitted by the Committee and subject to such terms and conditions as it may determine) by surrender of outstanding Awards under the Plan, or the Committee may permit such payment of exercise price by any other method it deems satisfactory in its discretion. In addition, subject to applicable law and pursuant to procedures approved by the Committee, payment of the exercise price may be made through the sale of Stock acquired on exercise of the Option, valued at Fair Market Value on the date of exercise, sufficient to pay for such Stock (together with, if requested by the Company, the amount of federal, state or local withholding taxes payable by Grantee by reason of such exercise). Any amount necessary to satisfy applicable federal, state or local tax withholding requirements shall be paid promptly upon notification of the amount due. The Committee may permit such amount of tax withholding to be paid in shares of Stock previously owned by the employee, or a portion of the shares of Stock that otherwise would be distributed to such employee upon exercise of the Option, or a combination of cash and shares of such Stock.

(C)    Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Award Terms; provided that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent. ~~No partial exercise may be made for less than one hundred (100) full shares of Stock.~~

(D)    Upon the termination of a Grantee’s employment or service with the Company and its Subsidiaries or Affiliates, the Options granted to such Grantee, to the extent that they are exercisable at the time of such termination, shall remain exercisable for such period as may be provided in the applicable Award Terms, but in no event following the expiration of their term. The treatment of any Option that is unexercisable as of the date of such termination shall be as set forth in the applicable Award Terms.

(E)    Options may be subject to such other conditions including, but not limited to, restrictions on transferability of, or provisions for recovery of, the shares acquired upon exercise of such Options (or proceeds of sale thereof), as the Committee may prescribe in its discretion or as may be required by applicable law.

(ii)    Restricted Stock

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(A)    The Committee may grant Awards of Restricted Stock, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Award Terms (provided that any such Award is subject to the vesting requirements described herein). The vesting of a Restricted Stock Award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary or Affiliate, upon the attainment of specified Performance Goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(B)    The Committee shall determine the price, which, to the extent required by law, shall not be less than par value of the Stock, to be paid by the Grantee for each share of Restricted Stock or unrestricted stock or stock units subject to the Award. Each Award Terms with respect to such stock award shall set forth the amount (if any) to be paid by the Grantee with respect to such Award and when and under what circumstances such payment is required to be made.

(C)    Except as provided in the applicable Award Terms, no shares of Stock underlying a Restricted Stock Award may be assigned, transferred, or otherwise encumbered or disposed of by the Grantee until such shares of Stock have vested in accordance with the terms of such Award.

(D)    If and to the extent that the applicable Award Terms may so provide, a Grantee shall have the right to vote and receive dividends on Restricted Stock granted under the Plan. Unless otherwise provided in the applicable Award Terms, any Stock received as a dividend on or in connection with a stock split of the shares of Stock underlying a Restricted Stock Award shall be subject to the same restrictions as the shares of Stock underlying such Restricted Stock Award.

(E)    Upon the termination of a Grantee’s employment or service with the Company and its Subsidiaries or Affiliates, the Restricted Stock granted to such Grantee shall be subject to the terms and conditions specified in the applicable Award Terms.

(iii)    Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

(A)    At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such Awards as it, in its discretion, deems appropriate, including, but not limited to, the achievement of Performance Goals. The Committee shall have the authority to accelerate the settlement of any outstanding award of Restricted Stock Units at such time and under such circumstances as it, in its sole discretion, deems appropriate, subject to the requirements of Section 409A of the Code.

(B)    Unless otherwise provided in Award Terms or except as otherwise provided in the Plan, upon the vesting of a Restricted Stock Unit there shall be delivered to the Grantee, as soon as practicable following the date on which such Award (or any portion thereof) vests (but in any event within such period as is required to avoid the imposition of a tax under Section 409A of the Code), that number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

(C)    Subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned or vested), which payments may be either made currently or credited to an account for the ~~Participant~~Grantee, and may be settled in cash or Stock, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

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(D)    Upon the termination of a Grantee’s employment or service with the Company and its Subsidiaries or Affiliates, the Restricted Stock Units granted to such Grantee shall be subject to the terms and conditions specified in the applicable Award Terms.

(iv)    Other Stock-Based or Cash-Based Awards.

(A)    The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including the Performance Goals and performance periods. Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(b)(iv) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Stock, other Awards, notes or other property, as the Committee shall determine, subject to any required corporate action.

(B)    The maximum value of the aggregate payment that any Grantee may receive with respect to Other Cash-Based Awards pursuant to this Section 6(b)(iv) in respect of any annual performance period is $15 million and for any other performance period in excess of one year, such amount multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve. No payment shall be made to a Covered Employee prior to the certification by the Committee that the Performance Goals have been attained. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

(C)    Payments earned in respect of any Cash-Based Award may be decreased or, with respect to any Grantee who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. Notwithstanding the foregoing, any Awards may be adjusted in accordance with Section 5(b) hereof.

7.    CHANGE IN CONTROL PROVISIONS.

(a)     Unless otherwise determined by the Committee or evidenced in an applicable Award Terms or employment or other agreement, in the event of a Change in Control, the Committee shall have the discretion, exercisable either in advance of such Change in Control or at the time thereof, to provide for one or more of the following:

         (i)    the continuation of outstanding Awards after the Change in Control without change;

(ii)    the cash-out of outstanding Options as of the time of the transaction as part of the transaction for an amount equal to the difference between the price that would have been paid for the shares of Stock subject to such outstanding Options if such Options were exercised upon the closing of such transaction and the exercise price of such outstanding Options; provided that if the exercise price of the Options exceeds the price that would have been paid for the shares of Stock subject to the outstanding Options if such Options were exercised upon the closing of the transaction, then such Options may be cancelled without making a payment to the Optionees;

(iii)    the expiration of the exercise period for outstanding Options upon the closing of the transaction;

(iv)    the cancellation of outstanding Restricted Stock, Restricted Stock Units and/or Other Stock-Based Awards and payment to the  ~~Participants~~Grantees holding such Awards equal to the value of the underlying shares of Stock as of the closing date of the transaction, in such form and at such time as the Committee shall determine;

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(v)    a requirement that the buyer in the transaction assume outstanding Options and/or Restricted Stock and/or Restricted Stock Units;

(vi)    a requirement that the buyer in the transaction substitute outstanding Options with comparable options to purchase the equity interests of the buyer or its parent and/or substitute outstanding Restricted Stock Units and/or Other Stock-Based Awards with comparable restricted stock or units of the buyer or its parent; and

(vii)    the acceleration of outstanding Options, Restricted Stock Units and Other Stock-Based Awards.

Notwithstanding any other provision of the Plan, in the event of a Change in Control in which the consideration paid to the holders of shares of Stock is solely cash, the Committee may, in its discretion, provide that each Award shall, upon the occurrence of a Change in Control, be canceled in exchange for a payment in an amount equal to (i) the excess of the consideration paid per share of Stock in the Change in Control over the exercise or purchase price (if any) per share of Stock subject to the Award multiplied by (ii) the number of Shares granted under the Award.

(b)     A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i)    any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (I) of paragraph (iii) below; or

(ii)    the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two- thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)    there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (I) a merger or consolidation which results in (A) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) the individuals who comprise the Board immediately prior thereto constituting immediately thereafter at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof, or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

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(iv)    the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (it being conclusively presumed that any sale or disposition is a sale or disposition by the Company of all or substantially all of its assets if the consummation of the sale or disposition is contingent upon approval by the Company’s stockholders unless the Board expressly determines in writing that such approval is required solely by reason of any relationship between the Company and any other Person or an Affiliate of the Company and any other Person), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity (i) at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition and (ii) the majority of whose board of directors immediately following such sale or disposition consists of individuals who comprise the Board immediately prior thereto.

(c)     Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(d)     Unless otherwise provided by the Committee or set forth in a Grantee’s Award Terms, notwithstanding the provisions of ~~this~~the Plan, in the event that any payment or benefit received or to be received by the Grantee in connection with a Change in Control or the termination of the Grantee’s employment or service (whether pursuant to the terms of ~~this~~the Plan or any other plan, arrangement or agreement with the Company, any Subsidiary, any Affiliate, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits, “Total Payments”) would be subject (in whole or part), to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then, after taking into account any reduction in the Total Payments provided by reason of Section 280G of the Code in such other plan, arrangement or agreement, the payment or benefit to be received by the Grantee upon a Change in Control shall be reduced to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax but only if the net amount of such Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments) is greater than or equal to the net amount of such Total Payments without such reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments and the amount of Excise Tax to which the Executive would be subject in respect of such unreduced Total Payments).

8.    GENERAL PROVISIONS.

(a)     Nontransferability, Deferrals and Settlements.  Unless otherwise determined by the Committee or provided in an Award Terms, Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative.  Notwithstanding the foregoing, any transfer of Awards to independent third parties for cash consideration without stockholder approval is prohibited.  Any Award shall be null and void and without effect upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, trustee process or similar process, whether legal or equitable, upon such Award.  The Committee may require or permit Grantees to elect to defer the issuance of shares of Stock (with settlement in cash or Stock as may be determined by the Committee or elected by the Grantee in accordance with procedures established by the Committee), or the settlement of Awards in cash under such rules and procedures as established under the Plan to the extent that such deferral complies with Section 409A of the Code and any regulations or guidance promulgated thereunder.  It may also provide that deferred settlements include the payment or crediting of interest, dividends or dividend equivalents on the deferral amounts.

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(b)     No Right to Continued Employment, etc. Nothing in the Plan or in any Award granted or any Award Terms, promissory note or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ or service of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Terms, promissory note or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Grantee’s employment or service.

(c)     Clawback. If a Grantee engages in misconduct (as defined herein), the Grantee: (i) forfeits the right to receive any future Awards or other equity-based incentive compensation under the Plan; and (ii) the Company may demand repayment of any Awards or cash payments already received by a Grantee, including without limitation repayment due to making retroactive adjustments to any Awards or cash payments already received by a Grantee under the Plan where such Award or cash payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement as a result of misconduct by the Grantee.  The Grantee shall be required to provide repayment within ten (10) days following such written demand.  For the purposes of the Plan, “misconduct” means (i) Grantee’s employment or service is terminated for Cause, or (ii) the breach of a noncompete or confidentiality covenant set out in the employment agreement between the Grantee and the Company or an Affiliate, or (iii) the Company has been required to prepare an accounting restatement due to material noncompliance, as a result of fraud or misconduct, with any financial reporting requirement under the securities laws, and the Committee has determined in its sole discretion that the Grantee: (A) had knowledge of the material noncompliance or the circumstances that gave rise to such noncompliance and failed to take reasonable steps to bring it to the attention of appropriate individuals within the Company; or (B) personally and knowingly engaged in practices which materially contributed to the circumstances that enabled a material noncompliance to occur.

(d)     Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property with a Fair Market Value not in excess of the minimum amount required to be withheld (except as otherwise determined by the Committee in its sole discretion) and to make cash payments in respect thereof in satisfaction of a Grantee’s tax obligations.

(e)     ~~Stockholder Approval; Amendment and Termination. The Plan shall take effect on the Effective Date but the Plan (and any grants of Awards made prior to the stockholder approval mentioned herein) shall be subject to the requisite approval of the stockholders of the Company, which approval must occur within twelve (12) months of the date that the Plan is adopted by the Board. In the event that the stockholders of the Company do not ratify the Plan at a meeting of the stockholders at which such issue is considered and voted upon, then upon such event the Plan and all rights hereunder shall immediately terminate and no Grantee (or any permitted transferee thereof) shall have any remaining rights under the Plan or any Award Terms entered into in connection herewith.~~ Effective Date; Stockholder Approval; Amendment and Termination. The Plan was originally approved by the Company’s stockholders and effective on October 24, 2007 (the “Effective Date”) and was later amended and restated as of May 19, 2009. The Pzena Investment Management, Inc. Equity Incentive Plan (as Amended and Restated as of January 31, 2017) shall be effective upon its approval by the Company’s stockholders at its Annual Meeting of Stockholders to be held on May 23, 2017 (or, if the vote on the Plan is postponed, such other date on which a stockholders’ meeting to vote to approve the Plan occurs). If the Plan, as amended and restated, is not so approved, then the Plan, as in effect immediately prior to such Annual Meeting, shall remain in effect. The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Grantee under any Award theretofore granted without such Grantee’s consent, or that without the approval of the stockholders (as described below) would, except as provided in Section 5, increase the total number of shares of Stock reserved for the purpose of the Plan. In addition, stockholder approval shall be required with respect to any amendment that materially increases benefits provided under the Plan or materially alters the eligibility provisions of the Plan or with respect to which stockholder approval is required under the rules of any stock exchange on which Stock is then listed. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall terminate on the tenth anniversary of ~~its Effective Date.~~the Effective Date, or, if the stockholders approve an amendment and restatement of the Plan, the tenth anniversary of such approval. No Awards shall be granted under the Plan after such termination date.

(f)     No Rights to Awards; No Stockholder Rights.  No individual shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. No individual shall have any right to an Award or to payment or settlement under any Award unless and until the Committee or its designee shall have determined that an Award or payment or settlement is to be made.  Except as provided specifically herein, a Grantee or a transferee of an Award

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shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of such shares.

(g)     Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

(h)     No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i)     Regulations and Other Approvals.
(i)    The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)    Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii)    In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(j)     Section 409A. ~~This~~

         (i)    The Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.  To the extent that an Award, issuance and/or payment is subject to Section 409A of the Code,  ~~it shall be awarded and/or issued or paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Any provision of this~~(I) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under Section 409A of the Code, (III) unless the Grant specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (IV) in no event shall a Grantee, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code.

         ~~(iv)~~(ii)     Any provision of the Plan that would cause an Award, issuance and/or payment to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with ~~Code Section 409A (which amendment may be retroactive to the extent permitted by applicable law).~~Section 409A of the Code (which amendment may be retroactive to the extent permitted by applicable law). Any Award that is subject to Section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the Grantee’s separation from service, if required by Section 409A of the Code. If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid

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within 15 days after the end of the six-month period. If the Grantee dies during such six-month period, any postponed amounts shall be paid within 90 days of the Grantee’s death.  The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Code Section 416(i) and the “specified employee” requirements of Section 409A of the Code.

(k)     Section 162(m).  Notwithstanding any provision of the Plan or any Award Terms to the contrary, if an Award under the Plan is intended to qualify as performance-based compensation under Section 162(m) of the Code and the regulations issued thereunder and a provision of the Plan or the Award Terms would prevent such Award from so qualifying, such provision shall be administered, interpreted and construed to carry out such intention (or disregarded to the extent such provision cannot be so administered, interpreted or construed).

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(l)     Disclaimer. Although it is the intent of the Company that the Plan and Awards hereunder, to the extent the Committee deems appropriate and to the extent applicable, comply with Rule 16b-3 and Sections 162(m), 409A and 422 of the Code: (a) none of the Company, the Board, the Committee, or any other person warrants that any Award under the Plan will qualify for favorable tax treatment under any provision of the federal, state, local or non-United States law; and (b) in no event shall any member of the Board or the Committee or the Company (or its employees, officers or directors) have any liability to any Grantee (or any other Person) due to the failure of an Award to satisfy the requirements of Rule 16b-3 or Section 162(m), 409A or 422 of the Code or for any tax, interest, or penalties the Grantee might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

~~(j)~~(m)     Governing Law.  The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

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Appendix C-1: Second Amended and Restated Certificate of Incorporation

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
Pursuant to Sections 242 and 245 of the
Delaware General Corporation Law
     Pzena Investment Management, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “GCL”), does hereby certify as follows:
     (1) The name of the Corporation is Pzena Investment Management, Inc. The Corporation was originally incorporated under the name Pzena Investment Management, Inc. The original certificate of incorporation of the Corporation (the “Original Certificate of Incorporation”) was filed with the office of the Secretary of State of the State of Delaware on May 8, 2007. An amendment to the Original Certificate of Incorporation was filed with the office of the Secretary of State of the State of Delaware on October 5, 2007. An Amended and Restated Certificate of Incorporation was filed with the office of the Secretary of State of the State of Delaware on October 30, 2007 (the “Amended and Restated Certificate of Incorporation").
     (2) This Second Amended and Restated Certificate of Incorporation was duly approved by the Board of Directors of the Corporation (the “Board of Directors”) and adopted by the stockholders of the Corporation in accordance with Sections 242 and 245 of the GCL.
     (3) This Second Amended and Restated Certificate of Incorporation restates and integrates and further amends the Amended and Restated Certificate of Incorporation, as heretofore amended or supplemented.
     (4)  The text of the Amended and Restated Certificate of Incorporation is restated in its entirety as follows:
     FIRST: The name of the Corporation is Pzena Investment Management, Inc. (the “Corporation”).
     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.
     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “GCL”).
     FOURTH:
     (a) Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 1,700,000,000 shares of capital stock, consisting of (i) 750,000,000 shares of class A common stock, par value $0.01 per share (the “Class A Common Stock”), (ii) 750,000,000 shares of class B common stock, par value $0.000001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), and (iii) 200,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).
     (b) Class A Common Stock and Class B Common Stock. The powers, preferences and rights, and the qualifications, limitations and restrictions, of the Class A Common Stock and the Class B Common Stock are as follows:
     (1) Voting.
     (i) Except as otherwise expressly required by law or provided in this Second Amended and Restated Certificate of Incorporation, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, the holders of any outstanding shares of Class A Common Stock and the holders of any outstanding shares of Class B Common Stock shall vote together as a single class on all matters with respect to which stockholders are entitled to vote under applicable law, this Second Amended and Restated Certificate of Incorporation or the By-Laws of the Corporation, or upon which a vote of stockholders is otherwise duly called for by the Corporation.
     (ii) At each annual or special meeting of stockholders, each holder of record of shares of Class A Common Stock on the relevant record date shall be entitled to cast one (1) vote in person or by proxy for each share of the Class A Common Stock standing in such holder’s name on the stock transfer records of the Corporation.
     (iii) Prior to the first time that the number of shares of Class B Common Stock outstanding constitutes less than 20.0% of the number of all shares of Common Stock outstanding, at each annual or special meeting of stockholders, each holder of record of shares of Class B Common Stock on the relevant record date shall be entitled to cast five (5) votes in person or by proxy for each share of Class B Common Stock standing in such holder’s name on the stock transfer records of the Corporation. Immediately upon and at all times after the first time that the number of shares of Class B Common Stock outstanding constitutes less than 20.0% of the number of all shares of Common Stock outstanding, at each annual or special meeting of stockholders, each holder of record of shares of Class B Common Stock on the relevant record date shall be entitled to cast one (1) vote in person or by proxy for each share of Class B Common Stock standing in such holder’s name on the stock transfer records of the Corporation.
     (iv) Neither the holders of shares of Class A Common Stock nor the holders of shares of Class B Common Stock shall have cumulative voting rights.
     (v) Any amendment to this Second Amended and Restated Certificate of Incorporation that would alter or change the powers, preferences or special rights of the holders of shares of Class A Common Stock or the Class B Common Stock so as to affect them adversely must be approved by a majority of the votes entitled to be cast by the holders of shares of the class affected by the amendment, voting as a separate class. Any amendment to this Second Amended and Restated Certificate of

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Incorporation to increase or decrease the authorized shares of Class A Common Stock or Class B Common Stock must be approved by a majority of the votes entitled to be cast by the holders of shares of the class affected by the amendment, voting as a separate class.
     (2) Dividends. Subject to any other provisions of this Second Amended and Restated Certificate of Incorporation, as it may be amended from time to time, holders of shares of Class A Common Stock shall be entitled to receive ratably, in proportion to the number of shares held by them, such dividends and other distributions in cash, stock, or property of the Corporation when, as, and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor. Dividends consisting of shares of Class A Common Stock may be paid only to holders of shares of Class A Common Stock and only proportionally with respect to each outstanding share of Class A Common Stock. Except as otherwise provided in this Second Amended and Restated Certificate of Incorporation, holders of shares of Class B Common Stock shall not be entitled to receive any dividends or distributions.
     (3) Liquidation, Dissolution, etc. In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, after payments to creditors and to the holders of any Preferred Stock that may at the time be outstanding, the holders of shares of Class B Common Stock shall be entitled to receive an amount per share of Class B Common Stock equal to the par value thereof, following which the holders of shares of Class A Common Stock shall be entitled to receive all remaining assets and funds of the Corporation available for distribution in proportion to the number of shares held by them.
          (4) Reclassification. Neither the Class A Common Stock nor the Class B Common Stock may be subdivided, consolidated, reclassified, or otherwise changed unless contemporaneously therewith the other class of Common Stock and the Class A Units (as defined in the Amended and Restated Operating Agreement, dated as of October 30, 2007, of Pzena Investment Management, LLC (“Pzena LLC”) as may be amended from time to time (the “Pzena LLC Agreement”)) and the Class B Units (as defined in the Pzena LLC Agreement) are subdivided, consolidated, reclassified, or otherwise changed in the same proportion and in the same manner.
          (5) Exchange and Redemption. The holder of each Class B Unit shall, pursuant to the Pzena LLC Agreement, have the right, under certain circumstances, to exchange such Class B Unit for one fully paid and nonassessable share of Class A Common Stock, on and subject to the terms and conditions set forth hereunder and in the Pzena LLC Agreement.
     (i) Any holder of a Class B Unit who wishes to exercise the exchange privilege under the Pzena LLC Agreement shall present and surrender, or cause to be presented and surrendered, to Pzena LLC, for further surrender and presentation to the Corporation, the certificate or certificates representing the number of shares of Class B Common Stock that corresponds to such Class B Units surrendered for exchange during the Corporation’s normal business hours at any office or agency of the Corporation maintained for the transfer of Class B Common Stock. If so required by the Corporation, any certificate for shares surrendered for redemption and cancellation shall be accompanied by instruments of transfer, in a form reasonably satisfactory to the Corporation, duly executed by the holder of such share or shares or his or its duly authorized representative. Each redemption and cancellation of shares of Class B Common Stock shall be deemed to have been effected on the date on which the certificate or certificates representing such shares shall have been surrendered and any required instruments of transfer shall have been received as aforesaid.
     (ii) As promptly as practicable after the presentation and surrender for redemption and cancellation, as herein provided, of any certificate for a share or shares of Class B Common Stock, the Corporation shall redeem such shares in cash (to the extent the Corporation shall have funds legally available for such payment) at a redemption value equal to the par value of the share or shares surrendered for redemption. In case any certificate for shares of Class B Common Stock shall be surrendered for redemption and cancellation of a part only of the share or shares represented thereby, the Corporation shall deliver at such office or agency of the Corporation maintained for the transfer of Class B Common Stock, to or upon the written order of the holder thereof, a certificate or certificates for the number of shares of Class B Common Stock represented by such surrendered certificate that are not being redeemed.
     (iii) If the Corporation has insufficient funds legally available on the redemption date to redeem a share of Class B Common Stock, the Corporation shall accept any and all shares properly surrendered for exchange and shall hold such shares of Class B Common Stock in trust until the Corporation has sufficient funds legally available for payment of the redemption price for such shares, and the shares of Class B Common Stock so surrendered and so held in trust shall be cancelled only upon payment of the redemption price for such shares of Class B Common Stock. Notwithstanding the foregoing, shares of Class B Common Stock so surrendered and so held in trust shall be deemed to have been redeemed and cancelled for purposes of the Pzena LLC Agreement, and the tendering holder of such shares shall have no voting rights with respect to such shares.
     (iv) In connection with the exercise of the exchange privilege of a holder of Class B Units pursuant to the Pzena LLC Agreement, the Corporation, upon the request of Pzena LLC, shall issue the number of shares of Class A Common Stock equal to the number of Class B Units surrendered by such holder to Pzena LLC for exchange and deliver such shares of Class A Common Stock to Pzena LLC, provided that such number of shares of Class A Common Stock delivered shall not exceed the number of Class B Units surrendered to Pzena LLC by such holder.
     (v) All shares of Class B Common Stock that shall have been surrendered for redemption and cancellation as herein provided shall be deemed to be retired and may not be reissued, and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall thereupon cease and terminate.

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     (vi) Such number of shares of Class A Common Stock as may from time to time be required for exchange of Class B Units pursuant to the Pzena LLC Agreement shall be reserved for issuance upon exchange of outstanding Class B Units.
     (6) Transfers.
     (i) No holder of shares of Class B Common Stock may transfer shares of Class B Common Stock to any Person unless (A) such holders obtains the consent of the Corporation, in its capacity as the Managing Member of Pzena LLC, and (B) such holder transfers an equal number of Class B Units to the same Person. If a holder of shares of Class B Common Stock transfers Class B Units pursuant to the terms of the Pzena LLC Agreement, such holder must transfer an equal number of shares of Class B Common Stock to the same Person. The term “Person” means both natural persons and legal entities.
     (ii) Any purported transfer of shares of Class B Common Stock not permitted hereunder shall be null and void. The Corporation may, as a condition to the transfer or the registration of transfer of shares of Class B Common Stock, require the furnishing of such affidavits or other proof as it deems necessary to establish that such transferee is permitted to hold such shares of Class B Common Stock under the terms hereof.
          (7) No Preemptive or Subscription Rights. No holder of shares of Class A Common Stock or Class B Common Stock shall be entitled to preemptive or subscription rights.
     (c) Preferred Stock. The Board of Directors is hereby expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.
     (d) Power to Sell and Purchase Shares. Subject to the requirements of applicable law, the Corporation shall have the power to issue and sell all or any part of any shares of any class of stock herein or hereafter authorized to such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law; provided, however, that the Corporation shall only be permitted to issue and sell shares of (i) Class A Common Stock to the extent such issuance and sale complies with the Pzena LLC Agreement, and (ii) Class B Common Stock in connection with the issuance by Pzena LLC of Class B Units. In furtherance of the foregoing, each time Pzena LLC shall issue Class B Units, the Corporation shall issue and sell to the holder of such Class B Units an equal number of shares of Class B Common Stock at a purchase price equal to the par value of such shares, subject only to (A) the payment of the applicable purchase price therefor by the holder thereof, and (B) such holder’s agreement to be bound by the terms of the Class B Stockholders’ Agreement, dated as of October 30, 2007, as may be amended from time to time, by and between the Corporation and the holders of shares of Class B Common Stock. Subject to the requirements of applicable law, the Corporation shall have the power to purchase any shares of any class of stock herein or hereafter authorized from such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of the same number of shares of another class, and as otherwise permitted by law.
     FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
     (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
     (b) The Board of Directors shall consist of not less than five (5) or more than fifteen (15) members, the exact number of which shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors.
     (c)  At each annual meeting of stockholders, successors to the directors whose term expires at that annual meeting shall be elected for a one-year term.
     (d) A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.
     (e) Subject to the terms of any one or more classes or series of Preferred Stock, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with

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the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, only by the affirmative vote of the holders of at least a majority of the voting power of the Corporation’s then outstanding capital stock entitled to vote generally in the election of directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Second Amended and Restated Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms.
     (f) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Second Amended and Restated Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.
     SIXTH: No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the GCL as the same exists or may hereafter be amended. If the GCL is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the GCL, as so amended. Any repeal or modification of this Article SIXTH shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
     SEVENTH: The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article SEVENTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.
     The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article SEVENTH to directors and officers of the Corporation.
     The rights to indemnification and to the advance of expenses conferred in this Article SEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Second Amended and Restated Certificate of Incorporation, the By-Laws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.
     Any repeal or modification of this Article SEVENTH shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.
     EIGHTH: Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation, and the ability of the stockholders to consent in writing to the taking of any action is hereby specifically denied.
     NINTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.
     TENTH: The Corporation expressly elects not to be governed by Section 203 of the GCL.
     ELEVENTH: In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation’s By-Laws. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation’s By-Laws. The Corporation’s By-Laws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least 66.67% of the voting power of the shares entitled to vote at an election of directors.
     TWELFTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed in this Second Amended and Restated Certificate of Incorporation, the Corporation’s By-Laws or the GCL, and all rights herein conferred upon stockholders are granted subject to such reservation; provided, however, that, notwithstanding any other provision of this Second Amended and Restated Certificate of Incorporation (and in addition to any other vote that may be required by law), (a) the affirmative vote of the holders of at least 66.67% of the voting power of the shares entitled to vote at an election of directors shall be

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required to amend, alter, change or repeal, or to adopt any provision as part of this Second Amended and Restated Certificate of Incorporation inconsistent with the purpose and intent of Articles FIFTH and EIGHTH of this Second Amended and Restated Certificate of Incorporation, and (b) the affirmative vote of the holders of at least 66.67% of the voting power of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or to adopt any provision as part of this Second Amended and Restated Certificate of Incorporation inconsistent with the purpose and intent of Article ELEVENTH of this Second Amended and Restated Certificate of Incorporation or this Article TWELFTH.
     IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be executed on its behalf this [DATE].

PZENA INVESTMENT MANAGEMENT, INC.

By: Name:	/s/ Richard S. Pzena Richard S. Pzena
Title:	Chief Executive Officer

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Appendix C-2: Marked Copy of the Second Amended and Restated Certificate of Incorporation

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
Pursuant to Sections 242 and 245 of the
Delaware General Corporation Law
Pzena Investment Management, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “GCL”), does hereby certify as follows:
(1) The name of the Corporation is Pzena Investment Management, Inc. The Corporation was originally incorporated under the name Pzena Investment Management, Inc. The original certificate of incorporation of the Corporation (the “Original Certificate of Incorporation”) was filed with the office of the Secretary of State of the State of Delaware on May 8, 2007. An amendment to the Original Certificate of Incorporation was filed with the office of the Secretary of State of the State of Delaware on October 5, 2007. An Amended and Restated Certificate of Incorporation was filed with the office of the Secretary of State of the State of Delaware on October 30, 2007 (the “Amended and Restated Certificate of Incorporation").
(2) This Second Amended and Restated Certificate of Incorporation was duly ~~adopted~~ approved by the Board of Directors of the Corporation (the “Board of Directors”) ~~and by the sole stockholder~~and adopted by the stockholders of the Corporation in accordance with Sections ~~228,~~ 242 and 245 of the GCL.
(3) This Second Amended and Restated Certificate of Incorporation restates and integrates and further amends the ~~Original~~ Amended and Restated Certificate of Incorporation, as heretofore amended or supplemented.
(4) ~~Upon the filing (the “Effective Time”) of this Amended and Restated Certificate of Incorporation pursuant to the GCL, each share of the Corporation’s common stock, $0.01 par value per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified as and changed into one share of validly issued, fully paid and non-assessable Class A Common Stock authorized by subparagraph (a) of Article FOURTH of this Amended and Restated Certificate of Incorporation, without any action by the holder thereof. Each certificate that theretofore represented a share or shares of Old Common Stock shall thereafter represent that number of shares of Class A Common Stock into which the share or shares of Old Common Stock represented by such certificate shall have been reclassified.~~
~~(5)~~ The text of the ~~Original~~ Amended and Restated Certificate of Incorporation is restated in its entirety as follows:
FIRST: The name of the Corporation is Pzena Investment Management, Inc. (the “Corporation”).
SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.
THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “GCL”).
FOURTH:
(a) Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 1,700,000,000 shares of capital stock, consisting of (i) 750,000,000 shares of class A common stock, par value $0.01 per share (the “Class A Common Stock”), (ii) 750,000,000 shares of class B common stock, par value $0.000001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), and (iii) 200,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).
(b) Class A Common Stock and Class B Common Stock. The powers, preferences and rights, and the qualifications, limitations and restrictions, of the Class A Common Stock and the Class B Common Stock are as follows:
(1) Voting.
(i) Except as otherwise expressly required by law or provided in this Second Amended and Restated Certificate of Incorporation, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, the holders of any outstanding shares of Class A Common Stock and the holders of any outstanding shares of Class B Common Stock shall vote together as a single class on all matters with respect to which stockholders are entitled to vote under applicable law, this Second Amended and Restated Certificate of Incorporation or the By-Laws of the Corporation, or upon which a vote of stockholders is otherwise duly called for by the Corporation.
(ii) At each annual or special meeting of stockholders, each holder of record of shares of Class A Common Stock on the relevant record date shall be entitled to cast one (1) vote in person or by proxy for each share of the Class A Common Stock standing in such holder’s name on the stock transfer records of the Corporation.
(iii) Prior to the first time that the number of shares of Class B Common Stock outstanding constitutes less than 20.0% of the number of all shares of Common Stock outstanding, at each annual or special meeting of stockholders, each holder of record of shares of Class B Common Stock on the relevant record date shall be entitled to cast five
(5) votes in person or by proxy for each share of Class B Common Stock standing in such holder’s name on the stock transfer records of the Corporation. Immediately upon and at all times after the first time that the number of shares of Class B Common

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Stock outstanding constitutes less than 20.0% of the number of all shares of Common Stock outstanding, at each annual or special meeting of stockholders, each holder of record of shares of Class B Common Stock on the relevant record date shall be entitled to cast one (1) vote in person or by proxy for each share of Class B Common Stock standing in such holder’s name on the stock transfer records of the Corporation.
(i) Neither the holders of shares of Class A Common Stock nor the holders of shares of Class B Common Stock shall have cumulative voting rights.
(ii) Any amendment to this Second Amended and Restated Certificate of Incorporation that would alter or change the powers, preferences or special rights of the holders of shares of Class A Common Stock or the Class B Common Stock so as to affect them adversely must be approved by a majority of the votes entitled to be cast by the holders of shares of the class affected by the amendment, voting as a separate class. Any amendment to this Second Amended and Restated Certificate of Incorporation to increase or decrease the authorized shares of Class A Common Stock or Class B Common Stock must be approved by a majority of the votes entitled to be cast by the holders of shares of the class affected by the amendment, voting as a separate class.
(2) Dividends. Subject to any other provisions of this Second Amended and Restated Certificate of Incorporation, as it may be amended from time to time, holders of shares of Class A Common Stock shall be entitled to receive ratably, in proportion to the number of shares held by them, such dividends and other distributions in cash, stock, or property of the Corporation when, as, and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor. Dividends consisting of shares of Class A Common Stock may be paid only to holders of shares of Class A Common Stock and only proportionally with respect to each outstanding share of Class A Common Stock. Except as otherwise provided in this Second Amended and Restated Certificate of Incorporation, holders of shares of Class B Common Stock shall not be entitled to receive any dividends or distributions.
(3) Liquidation, Dissolution, etc. In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, after payments to creditors and to the holders of any Preferred Stock that may at the time be outstanding, the holders of shares of Class B Common Stock shall be entitled to receive an amount per share of Class B Common Stock equal to the par value thereof, following which the holders of shares of Class A Common Stock shall be entitled to receive all remaining assets and funds of the Corporation available for distribution in proportion to the number of shares held by them.
(4) Reclassification. Neither the Class A Common Stock nor the Class B Common Stock may be subdivided, consolidated, reclassified, or otherwise changed unless contemporaneously therewith the other class of Common Stock and the Class A Units (as defined in the Amended and Restated Operating Agreement, dated as of October 30, 2007, of Pzena Investment Management, LLC (“Pzena LLC”) as may be amended from time to time (the “Pzena LLC Agreement”)) and the Class B Units (as defined in the Pzena LLC Agreement) are subdivided, consolidated, reclassified, or otherwise changed in the same proportion and in the same manner.
(5) Exchange and Redemption. The holder of each Class B Unit shall, pursuant to the Pzena LLC Agreement, have the right, under certain circumstances, to exchange such Class B Unit for one fully paid and nonassessable share of Class A Common Stock, on and subject to the terms and conditions set forth hereunder and in the Pzena LLC Agreement.
(i) Any holder of a Class B Unit who wishes to exercise the exchange privilege under the Pzena LLC Agreement shall present and surrender, or cause to be presented and surrendered, to Pzena LLC, for further surrender and presentation to the Corporation, the certificate or certificates representing the number of shares of Class B Common Stock that corresponds to such Class B Units surrendered for exchange during the Corporation’s normal business hours at any office or agency of the Corporation maintained for the transfer of Class B Common Stock. If so required by the Corporation, any certificate for shares surrendered for redemption and cancellation shall be accompanied by instruments of transfer, in a form reasonably satisfactory to the Corporation, duly executed by the holder of such share or shares or his or its duly authorized representative. Each redemption and cancellation of shares of Class B Common Stock shall be deemed to have been effected on the date on which the certificate or certificates representing such shares shall have been surrendered and any required instruments of transfer shall have been received as aforesaid.
(ii) As promptly as practicable after the presentation and surrender for redemption and cancellation, as herein provided, of any certificate for a share or shares of Class B Common Stock, the Corporation shall redeem such shares in cash (to the extent the Corporation shall have funds legally available for such payment) at a redemption value equal to the par value of the share or shares surrendered for redemption. In case any certificate for shares of Class B Common Stock shall be surrendered for redemption and cancellation of a part only of the share or shares represented thereby, the Corporation shall deliver at such office or agency of the Corporation maintained for the transfer of Class B Common Stock, to or upon the written order of the holder thereof, a certificate or certificates for the number of shares of Class B Common Stock represented by such surrendered certificate that are not being redeemed.
(iii) If the Corporation has insufficient funds legally available on the redemption date to redeem a share of Class B Common Stock, the Corporation shall accept any and all shares properly surrendered for exchange and shall hold such shares of Class B Common Stock in trust until the Corporation has sufficient funds legally available for payment of the redemption price for such

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shares, and the shares of Class B Common Stock so surrendered and so held in trust shall be cancelled only upon payment of the redemption price for such shares of Class B Common Stock. Notwithstanding the foregoing, shares of Class B Common Stock so surrendered and so held in trust shall be deemed to have been redeemed and cancelled for purposes of the Pzena LLC Agreement, and the tendering holder of such shares shall have no voting rights with respect to such shares.
(iv) In connection with the exercise of the exchange privilege of a holder of Class B Units pursuant to the Pzena LLC Agreement, the Corporation, upon the request of Pzena LLC, shall issue the number of shares of Class A Common Stock equal to the number of Class B Units surrendered by such holder to Pzena LLC for exchange and deliver such shares of Class A Common Stock to Pzena LLC, provided that such number of shares of Class A Common Stock delivered shall not exceed the number of Class B Units surrendered to Pzena LLC by such holder.
(v) All shares of Class B Common Stock that shall have been surrendered for redemption and cancellation as herein provided shall be deemed to be retired and may not be reissued, and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall thereupon cease and terminate.
(vi) Such number of shares of Class A Common Stock as may from time to time be required for exchange of Class B Units pursuant to the Pzena LLC Agreement shall be reserved for issuance upon exchange of outstanding Class B Units.
(6) Transfers.
(i) No holder of shares of Class B Common Stock may transfer shares of Class B Common Stock to any Person unless (A) such holders obtains the consent of the Corporation, in its capacity as the Managing Member of Pzena LLC, and (B) such holder transfers an equal number of Class B Units to the same Person. If a holder of shares of Class B Common Stock transfers Class B Units pursuant to the terms of the Pzena LLC Agreement, such holder must transfer an equal number of shares of Class B Common Stock to the same Person. The term “Person” means both natural persons and legal entities.
(ii) Any purported transfer of shares of Class B Common Stock not permitted hereunder shall be null and void. The Corporation may, as a condition to the transfer or the registration of transfer of shares of Class B Common Stock, require the furnishing of such affidavits or other proof as it deems necessary to establish that such transferee is permitted to hold such shares of Class B Common Stock under the terms hereof.
(7) No Preemptive or Subscription Rights. No holder of shares of Class A Common Stock or Class B Common Stock shall be entitled to preemptive or subscription rights.
(c) Preferred Stock. The Board of Directors is hereby expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non- cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.
(d) Power to Sell and Purchase Shares. Subject to the requirements of applicable law, the Corporation shall have the power to issue and sell all or any part of any shares of any class of stock herein or hereafter authorized to such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law; provided, however, that the Corporation shall only be permitted to issue and sell shares of (i) Class A Common Stock to the extent such issuance and sale complies with the Pzena LLC Agreement, and (ii) Class B Common Stock in connection with the issuance by Pzena LLC of Class B Units. In furtherance of the foregoing, each time Pzena LLC shall issue Class B Units, the Corporation shall issue and sell to the holder of such Class B Units an equal number of shares of Class B Common Stock at a purchase price equal to the par value of such shares, subject only to (A) the payment of the applicable purchase price therefor by the holder thereof, and (B) such holder’s agreement to be bound by the terms of the Class B Stockholders’ Agreement, dated as of October 30, 2007, as may be amended from time to time, by and between the Corporation and the holders of shares of Class B Common Stock. Subject to the requirements of applicable law, the Corporation shall have the power to purchase any shares of any class of stock herein or hereafter authorized from such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of the same number of shares of another class, and as otherwise permitted by law.

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FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
(a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
(b) The Board of Directors shall consist of not less than five (5) or more than fifteen (15) members, the exact number of which shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors.
(c) ~~The term of the directors shall terminate on the date of the 2008 annual meeting of stockholders.~~ At each annual meeting of stockholders ~~beginning in 2008~~, successors to the directors whose term expires at that annual meeting shall be elected for a one-year term.
(d) A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.
(e) Subject to the terms of any one or more classes or series of Preferred Stock, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, ~~but only for cause and~~ only by the affirmative vote of the holders of at least a majority of the voting power of the Corporation’s then outstanding capital stock entitled to vote generally in the election of directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Second Amended and Restated Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms.
(f) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Second Amended and Restated Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By- Laws had not been adopted.
SIXTH: No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the GCL as the same exists or may hereafter be amended. If the GCL is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the GCL, as so amended. Any repeal or modification of this Article SIXTH shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
SEVENTH: The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article SEVENTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.
The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article SEVENTH to directors and officers of the Corporation.
The rights to indemnification and to the advance of expenses conferred in this Article SEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Second Amended and Restated Certificate of Incorporation, the By-Laws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

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Any repeal or modification of this Article SEVENTH shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.
EIGHTH: Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation, and the ability of the stockholders to consent in writing to the taking of any action is hereby specifically denied.
NINTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By- Laws of the Corporation.
TENTH: The Corporation expressly elects not to be governed by Section 203 of the GCL.
ELEVENTH: In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation’s By-Laws. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation’s By-Laws. The Corporation’s By-Laws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least 66.67% of the voting power of the shares entitled to vote at an election of directors.
TWELFTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this  Second Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed in this Second Amended and Restated Certificate of Incorporation, the Corporation’s By-Laws or the GCL, and all rights herein conferred upon stockholders are granted subject to such reservation; provided, however, that, notwithstanding any other provision of this Second Amended and Restated Certificate of Incorporation (and in addition to any other vote that may be required by law), (a) the affirmative vote of the holders of at least 66.67% of the voting power of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or to adopt any provision as part of this Second Amended and Restated Certificate of Incorporation inconsistent with the purpose and intent of Articles FIFTH and EIGHTH of this Second Amended and Restated Certificate of Incorporation, and (b) the affirmative vote of the holders of at least 66.67% of the voting power of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or to adopt any provision as part of this  Second Amended and Restated Certificate of Incorporation inconsistent with the purpose and intent of Article ELEVENTH of this Second Amended and Restated Certificate of Incorporation or this Article TWELFTH.

IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be executed on its behalf this ~~30~~th day of October, 2007[DATE].

PZENA INVESTMENT MANAGEMENT, INC.

By:	/s/ Richard S. Pzena
Name:	Richard S. Pzena
Title:	Chief Executive Officer

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ANNUAL MEETING OF STOCKHOLDERS OF

PZENA INVESTMENT MANAGEMENT, INC.

May 23, 2017

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
Our proxy statement and Annual Report on
Form 10-K for the fiscal year ended December 31, 2016 are available at http://www.pzena.com/proxy

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730304030303000100 1 052317

The Board of Directors recommends a vote "FOR" the election of all nominees for director, "FOR" Proposals 2, 3, 5, 6 and 7, and "THREE YEARS" for Proposal 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal 1 - Election of Directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal 2 - Ratification of Independent Auditors FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 3 - Advisory (non-binding) vote approving the compensation of our named executive officer FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 4 - Advisory (non-binding) vote on the frequency of the advisory vote approving the compensation of our named executive officers 1 year ☐ 2 years ☐ 3 years ☐ ABSTAIN ☐

Proposal 7 - Approval of the Second Amended and Restated Certificate of Incorporation FOR ☐ AGAINST ☐ ABSTAIN ☐

When properly signed, dated and returned, this proxy will be voted in accordance with the choices specified herein. **If no choice is specified, this proxy will be voted "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR, "FOR" Proposals 2, 3, 5, 6 and 7, and "THREE YEARS" for Proposal 4. The proxies are authorized to vote in their discretion on such other matters that may properly come before the Annual Meeting and any adjournments and postponements thereof.**

YOUR VOTE IS IMPORTANT

I plan to attend the meeting ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PZENA INVESTMENT MANAGEMENT, INC.

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Pzena Investment Management, Inc. on May 23, 2017.

The shares of stock you hold as of the close of business on March 31, 2017 will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" the election of all nominees for director, "FOR" Proposals 2, 3, 5, 6 and 7, and “THREE YEARS” for Proposal 4, and otherwise in accordance with the best judgment of the proxy holder.

By signing the proxy, you revoke all prior proxies related to the Annual Meeting of Stockholders and appoint Joan F. Berger and Steven Coffey and each of them (with full power to act without the other and with full power of substitution) as proxies to attend the Annual Meeting of Stockholders on May 23, 2017, and any postponements and adjournments thereof, to vote and act for you on all matters listed on the reverse side hereof, which are set forth in detail in the accompanying proxy statement.

(Continued and to be signed on the reverse side)

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